    As filed with the Securities and Exchange Commission on October 20, 1999

                                                      Registration No. 333-63951
                                                      Investment Company
                                                      Act File No. 811-8847

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14/A

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

[X]  Pre-Effective Amendment No.  1       [ ]  Post-Effective Amendment No.___

                         Ameritrans Capital Corporation
               (Exact Name of Registrant as Specified in Charter)

                                 (800) 214-1047
                        (Area Code and Telephone Number)

              747 Third Avenue, 4th Floor, New York, New York 10017
                    (Address of Principal Executive Offices:
                     Number, Street, City, State, Zip Code)

                 Gary C. Granoff, Ameritrans Capital Corporation
              747 Third Avenue, 4th Floor, New York, New York 10017

                                 with a copy to:

                    Walter Stursberg, Esq., Stursberg & Veith
         405 Lexington Avenue, Suite 4949, New York, New York 10174-4902
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effectiveness of this Registration Statement and after the satisfaction or waiver of all other conditions to the share exchange between the Registrant and Elk Associates Funding Corporation pursuant to the Agreement and Plan of Share Exchange described in the Proxy Statement/Prospectus included as part of this Registration Statement.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file further amendment which specifically states that this Registration Statement shall become effective on such date as the Commission, acting pursuant to said section 3(a) may determine.

                         AMERITRANS CAPITAL CORPORATION

                       Registration Statement on Form N-14

             Cross-Reference Sheet Required by Rule 481(a) under the
               Securities Act of 1933 Showing the Location in the
                           Proxy Statement/Prospectus
                         of the Information Required by
                               Part A of Form N-14

                                                                     Location or Section
                                                                     in Proxy Statement/
Form N-14 Item                                                           Prospectus
--------------                                                           ----------
1.   Beginning of Registration Statement and Outside Front
     Cover Page of Prospectus Cross-Reference Sheet; .............. Cover Page of Proxy
                                                                    Statement/Prospectus
2.   Beginning and Outside Back Cover Page of
     Prospectus ................................................... Table of Contents
3.   Synopsis Information and Risk Factors......................... SUMMARY
4.   Information About the Transaction............................. THE SHARE EXCHANGE
5.   Information About the Registrant.............................. INFORMATION CONCERNING
                                                                    AMERITRANS CAPITAL
                                                                    CORPORATION
6.   Information About the Company Being Acquired.................. INFORMATION CONCERNING ELK
                                                                    ASSOCIATES FUNDING
                                                                    CORPORATION

7.   Voting Information............................................ INFORMATION CONCERNING THE
                                                                    ANNUAL MEETING

8.   Interest of Certain Persons and Experts....................... EXPERTS
9.   Additional Information Required for Reoffering by
     Persons Deemed to be Underwriters............................. Not Applicable

                       ELK ASSOCIATES FUNDING CORPORATION

                                747 Third Avenue
                                    4th Floor
                            New York, New York 10017

                    Notice of Annual Meeting of Stockholders
                        to be held on ________ ___, 1999

          The Annual Meeting of Stockholders of Elk Associates Funding Corporation, a New York corporation ("Elk"), will be held at the offices of Stursberg & Veith, 405 Lexington Avenue, Suite 4949, New York, New York, on _______________, 1999, at 10:00 a.m. (New York Time) to consider and act upon the following matters:

         1. To consider and vote upon the adoption of an Agreement and Plan of Share Exchange (the "Share Exchange Plan") dated August 2, 1999, between Ameritrans Capital Corporation, a newly-formed Delaware corporation ("Ameritrans"), and Elk, pursuant to which each outstanding share of common stock of Elk would be exchanged for one share of common stock of Ameritrans. Pursuant to this share exchange (the "Share Exchange"), the ownership of each outstanding share of Elk common stock would automatically vest in Ameritrans (making Ameritrans the holder of all outstanding shares of Elk common stock), and the holders of the outstanding shares of Elk common stock would automatically become entitled to receive one share of Ameritrans common stock in exchange for each share of Elk common stock held by them (making the former holders of Elk common stock the holders of all of the shares of capital stock of Ameritrans then outstanding). A more complete description of the Share Exchange is contained in the enclosed Proxy Statement/Prospectus, and a copy of the Share Exchange Plan is attached as Exhibit A to the Proxy Statement/Prospectus.

    2. To elect 10 directors to serve until the next Annual Meeting and until their successors are chosen and qualified.

    3. To ratify and approve the selection by the Board of Directors of Marcum & Kliegman, LLP as Elk's independent public accountants for the fiscal year ended June 30, 1999.

         4. To transact such other business as may properly come before the meeting or any adjournment or adjournments of the meeting.

         Holders of record of Elk common stock at the close of business on __________ __, 1999, are entitled to notice of and to vote at the meeting. The stock transfer books of Elk will remain open.

         If the Share Exchange Plan is approved by Elk stockholders at the meeting and effected by Elk, any stockholder who (i) files with Elk, before the vote on the adoption of the Share Exchange Plan, a written objection to the proposed Share Exchange Plan that includes notice of his election to dissent, his name and address, the number of shares of Elk common stock held, and a demand for payment of the fair value of his shares if the Share Exchange is effected; (ii) does not vote his shares in favor of the Share Exchange Plan; and
(iii) otherwise complies with the terms of Section 623 of New York Business Corporation Law, will have the right to receive payment of the fair value of his or her shares in lieu of receiving Ameritrans common stock pursuant to the Share Exchange. Elk and any such stockholder shall in such cases have the rights and duties and shall follow the procedure set forth in Section 623 of New York Business Corporation Law. See "APPRAISAL RIGHTS OF DISSENTING STOCKHOLDERS" in the accompanying Proxy Statement/Prospectus for a more complete description of the rights of dissenting stockholders.


         All stockholders are cordially invited to attend the meeting.

                                            By Order of the Board of Directors

                                            Margaret Chance, Secretary

         ___________, 1999


         Whether or not you expect to attend the meeting, please complete, date and sign the enclosed Proxy and mail it promptly in the enclosed envelope in order to ensure representation of your shares.

                           PROXY STATEMENT/PROSPECTUS

                            _______________ __, 1999

              -----------------------------------------------------


                                 PROXY STATEMENT

                       ELK ASSOCIATES FUNDING CORPORATION
                           747 Third Avenue, 4th Floor
                            New York, New York 10017

                                 (800) 214-1047

              -----------------------------------------------------


                                   PROSPECTUS

                         AMERITRANS CAPITAL CORPORATION
                           747 Third Avenue, 4th Floor
                            New York, New York 10017
                                 (800) 214-1047

                        1,745,600 Shares of Common Stock,
                           $.0001 par value per share

              -----------------------------------------------------

         This Proxy Statement/Prospectus is being furnished to stockholders of Elk Associates Funding Corporation, a New York corporation ("Elk"), in connection with, among other things, the proposed share exchange (the "Share Exchange") between Ameritrans Capital Corporation, a newly-formed Delaware corporation ("Ameritrans"), and Elk, in accordance with an Agreement and Plan of Share Exchange between Ameritrans and Elk, dated August 2, 1999 (the "Share Exchange Plan").

         Both Ameritrans and Elk are closed-end management investment companies registered under the Investment Company Act of 1940, and Elk is a small business investment company ("SBIC") registered under the Small Business Investment Company Act of 1958, as amended (the "1958 Act"). Pursuant to the terms of the Share Exchange Plan, each outstanding share of common stock, par value $.01 per share, of Elk ("Elk Common Stock") would be exchanged for one (1) share of common stock, $.0001 par value per share, of Ameritrans ("Ameritrans Common Stock"), making Ameritrans the holder of all outstanding shares of Elk Common Stock and the parent corporation of Elk. The former holders of Elk Common Stock would become the holders of all of the shares of capital stock of Ameritrans then outstanding. Ameritrans would serve as the parent corporation of Elk. It is contemplated that Ameritrans will engage in broader and more diversified investment and lending business activities directly, as well as through a newly formed subsidiary, Elk Capital Corporation ("Elk Capital"), which business activities Elk, as an SBIC, is not permitted to transact under the 1958 Act.

         This Proxy Statement/Prospectus is being furnished to Elk stockholders for the purposes of (1) the solicitation of proxies by the Board of Directors of Elk for use at the Annual Meeting of Stockholders of Elk to be held on _______ ___, 1999, at 10:00 a.m. (New York Time) at the offices of Stursberg & Veith, 405 Lexington Avenue, New York, New York, and at any adjournment thereof, at which Elk stockholders will be asked to consider and vote upon (a) the adoption of the Share Exchange Plan, (b) to elect 10 (10) directors to serve until the next Annual Meeting and until their successors are chosen and qualified, (c) to ratify and approve the selection by the Board of Directors of Marcum & Kliegman, LLP as Elk's independent public accountants for the fiscal year ended June 30, 1999, and (d) to consider and act upon such other matters as may properly come before the meeting or any adjournment thereof. In considering whether or not to have an adjournment, management will consider what is in the best interest of the stockholders, and (2) the offer and issuance of up to 1,745,600 shares of Ameritrans Common Stock issuable to holders of Elk Common Stock pursuant to the terms of the Share Exchange Plan.

         Since June 22, 1998, Elk's Common Stock has been listed on the Nasdaq SmallCap Market under the symbol EKFG. If the Share Exchange is completed, Ameritrans' Common Stock will be listed on the Nasdaq SmallCap Market under the symbol AMTC, and the listing of Elk's Common Stock will be terminated.

              -----------------------------------------------------

         This Proxy Statement/Prospectus sets forth concisely the information about Ameritrans that a prospective investor should know before investing and should be retained for future reference. Additional information about Ameritrans is included in a Statement of Additional Information, also dated _______ ___, 1999, which has been filed with the Securities and Exchange Commission ("SEC") and has been distributed to Elk stockholders along with this Proxy Statement/Prospectus. Copies of such Statement of Additional Information are available upon oral or written request without charge from Ameritrans Capital Corporation, Attn: Secretary, 747 Third Avenue, 4th Floor, New York, New York 10017, (800) 214-1047.



         These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any Representation to the contrary is a criminal offense.

                                                 TABLE OF CONTENTS

SUMMARY  .......................................................................................................  1

INFORMATION CONCERNING THE ANNUAL MEETING.......................................................................  4
         Date, Time, Place, and Purpose.........................................................................  4
         Voting and Revocation of Proxies.......................................................................  4
         Record Date and Shares entitled to Vote................................................................  5
         Vote Required..........................................................................................  5

THE SHARE EXCHANGE..............................................................................................  5
         Background.............................................................................................  5
         Effect of the Share Exchange...........................................................................  6
         Effective Date.........................................................................................  6
         Conditions to the Share Exchange.......................................................................  7
         Federal Income Tax Consequences........................................................................  7
         Accounting Treatment...................................................................................  8
         Unaudited Pro Forma Capitalization.....................................................................  8

FEES AND EXPENSES............................................................................................... 10

INFORMATION CONCERNING ELK...................................................................................... 11
         General  .............................................................................................. 11
         SBIC Benefits.......................................................................................... 15
         Selected Financial Information......................................................................... 15
         Loan Portfolio; Valuation.............................................................................. 17
         Taxi Medallion Finance Industry and Market Overview.................................................... 18
         Commercial (Non-Taxi) Loans -- Overview................................................................ 21
         Competition............................................................................................ 22
         Investment Policies.................................................................................... 22
         The Small Business Investment Act of 1958.............................................................. 24
         The Investment Company Act of 1940; Election to Become a BDC........................................... 27
         Security Ownership of Principal Stockholders and Management............................................ 28
         Management............................................................................................. 30
         Compliance with Section 16(a) of the 1934 Act.......................................................... 00
         Committees of the Board and Meeting Attendance......................................................... 33
         Compensation of Directors and Executive Officers....................................................... 34
         Report of the Board of Directors as to Compensation Matters............................................ 00
         Compensation Philosophy................................................................................ 00
         Executive Compensation Program......................................................................... 00
         Interlocks and Insider Participation................................................................... 00
         Stock Performance Graph................................................................................ 00
         Stock Option Plans..................................................................................... 35
         Certain Transactions................................................................................... 37
         Conflicts of Interest Policies......................................................................... 38
         Description of Capital Stock........................................................................... 38
         Elk Common Stock....................................................................................... 39
         Market Information..................................................................................... 39
         Tax Considerations..................................................................................... 40
         Taxation of a Regulated Investment Company............................................................. 40
         Taxation of SBICs...................................................................................... 41
         State Taxes............................................................................................ 42

INFORMATION CONCERNING AMERITRANS............................................................................... 42
         General  .............................................................................................. 42
         Investment Policies.................................................................................... 42
         Corporate Organizational Matters....................................................................... 43
         Certificate of Incorporation........................................................................... 44
         By-Laws  .............................................................................................. 45
         Indemnification of Directors and Officers.............................................................. 46


         New York Corporation Law vs. Delaware Corporation Law................................................ 47
         Federal Regulation................................................................................... 50
         Management and Principal Stockholders................................................................ 51
         Description of Capital Stock......................................................................... 51
         Market Information................................................................................... 52
         Tax Considerations................................................................................... 52
         Elk Capital Corporation.............................................................................. 53

APPRAISAL RIGHTS OF DISSENTING STOCKHOLDERS................................................................... 54

EXPERTS  ..................................................................................................... 54

OTHER MATTERS................................................................................................. 55

ADDITIONAL INFORMATION........................................................................................ 55

EXHIBITS

         A. Agreement and Plan of Share Exchange between Ameritrans Capital Corporation and Elk Associates Funding Corporation

         B.       Selected Provisions of Delaware Corporation Law

                  Section 623. Procedure to Enforce Stockholders' Right to Receive Payment for Shares

                  Section 910. Right of Stockholder to Receive Payment for Shares Upon Merger or Consolidation, or Sale, Lease, Exchange or Other Disposition of Assets, or Share Exchange

PROXY

STATEMENT OF ADDITIONAL INFORMATION

         SELECTED FINANCIAL DATA
         MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                  CONDITION AND RESULTS OF OPERATIONS
         FINANCIAL STATEMENTS

                                     SUMMARY

         This Proxy Statement/Prospectus is being furnished to stockholders of Elk Associates Funding Corporation, a New York corporation ("Elk"), in connection with the Annual Meeting of Stockholders of Elk (the "Annual Meeting") called for ________ ___, 1999 at 10:00 a.m. (New York Time) at the offices of Stursberg & Veith, 405 Lexington Avenue, New York, New York. The purposes of the Annual Meeting are (i) to vote on the adoption of the Share Exchange Plan. The proposed share exchange (the "Share Exchange") between Ameritrans Capital Corporation, a Delaware corporation ("Ameritrans"), and Elk, in accordance with an Agreement and Plan of Share Exchange between Ameritrans and Elk dated August 2, 1999, a copy of which is attached hereto as Exhibit A (the "Share Exchange Plan"); (ii) to elect 10 directors to serve until the next Annual Meeting and until their successors are chosen and qualified, (iii) to ratify and approve the selection by the Board of Directors of Marcum & Kliegman, LLP as Elk's independent public accountants for the fiscal year ended June 30, 1999, and (iv) to consider and act upon such other matters as may properly come before the meeting or any adjournment thereof. In considering whether or not to have an adjournment, management will consider what is in the best interest of the stockholders.

Elk

         Elk was formed on July 9, 1979 for the purpose of operating as a Specialized Small Business Investment Company ("SSBIC"), licensed under the Small Business Investment Act of 1958, (the "1958 Act"), and regulated and financed in part by the U.S. Small Business Administration (the "SBA"). Elk was granted a license to operate as an SSBIC by the SBA on July 24, 1980, is registered as a closed-end, non-diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"), and has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1954, as amended (the "Code") since the fiscal year ended June 30, 1984. Elk intends to elect to be taxed as a regulated investment company for the fiscal year ending June 30, 2000. Elk's business has historically been to provide financing to persons who qualify under SBA regulations as socially or economically disadvantaged persons or to entities which are at least 50% owned by such persons ("Disadvantaged Concerns").

         The 1958 Act was amended on September 30, 1996, and in connection therewith, Elk entered into an agreement with the SBA in February 1997, and amended its Certificate of Incorporation, the effect of which was to convert Elk from an SSBIC to a Small Business Investment Company ("SBIC"). As such, Elk may now lend to persons who are not "disadvantaged" so long as Elk's aggregate loans to Disadvantaged Concerns are at least equal to the remaining amount of Elk's unamortized Restricted Capital Account (as hereinafter defined) resulting from the repurchase by Elk of its 3% Preferred Stock from the SBA. The Restricted Capital Account was $256,916 at June 30, 1999, representing less than 1% of Elk's loan portfolio of approximately $51,100,000 as of that date.

         As of June 30, 1999, approximately 95% of Elk's loans and investments qualified as loans to Disadvantaged Concerns. As a result of Elk's conversion to an SBIC, Elk is only required to maintain approximately 1% of its portfolio as loans to such persons. Accordingly, while Elk intends to continue to make loans to Disadvantaged Concerns, particularly in connection with the ownership of taxicabs and related assets in the New York City, Chicago, Boston, and Miami markets, where many of the borrowers may qualify as Disadvantaged Concerns, Elk intends to diversify its activities by lending and investing in a broader range of businesses eligible for investments by SBICs under the 1958 Act ("Small Business Concerns"), many of which, it is anticipated, may not be Disadvantaged Concerns. In addition, Ameritrans, the new parent company, would have the ability to acquire or engage directly in businesses other than that of Elk, either directly or through Elk Capital or other subsidiaries it may form or acquire.

         To the best of its knowledge, Elk has never experienced any material losses of principal in connection with taxi financings since it began making loans to the owners of New York City taxicab medallions, taxicabs and related assets in 1980, nor since it began making taxi medallion loans in Boston, Chicago and Miami in 1995. Elk will continue to make loans in these markets without the historical restriction of lending solely to Disadvantaged Concerns. Loans made by Elk for the purpose of financing the purchase or continued ownership of taxicab medallions, taxicabs and related assets, represented approximately 79% of Elk's loan portfolio as of June 30, 1999. Loans made to finance the acquisition and/or operation of other Small Business Concerns constitute the balance of Elk's current loan portfolio, and it intends to continue to make such loans.

         By Agreement dated November 10, 1994, Elk repurchased all of the 547,271 outstanding shares of its 3% preferred stock from the SBA for an aggregate price of $1,915,449, representing a discount of 65% from the original aggregate issuance price of $10 per share. As a condition precedent to the repurchase, Elk granted the SBA a liquidating interest in a newly established restricted capital surplus account (the "Restricted Capital Account"). The Restricted Capital Account is equal to the amount of the net repurchase discount in which the SBA received a liquidating interest amortized over 60 months commencing November 10, 1994. However, if Elk is liquidated or if a material violation of SBA regulations occurs during the amortization period, the SBA would receive the remaining unamortized amount of the Restricted Capital Account prior to the stockholders of Elk receiving any amounts on their Common Stock. The unamortized balance of the SBA's liquidating interest at June 30, 1999 was $256,916.

         Elk elected, effective September 28, 1998, to become a business development company ("BDC") under the 1940 Act. See "INFORMATION CONCERNING ELK -- Investment Company Act of 1940; Election to Become a BDC."

Ameritrans

         Ameritrans was formed as a Delaware corporation on February 12, 1998, for the purposes of (1) acquiring and owning all of the outstanding Elk Common Stock pursuant to the Share Exchange, and (2) engaging in broader and more diversified investment and lending business activities directly, as well as through a newly-formed subsidiary, Elk Capital, which business activities Elk, as an SBIC, is not permitted to transact under the 1958 Act. Any such activities or operations would conform to the investment policies of Ameritrans described below. Ameritrans is registered under the 1940 Act as a closed-end, non-diversified management investment company. Ameritrans has also elected to become a BDC pursuant to the 1940 Act. See "INFORMATION CONCERNING ELK -- Investment Company Act of 1940; Election to Become a BDC."

         Following the consummation of the Share Exchange, Ameritrans will be the parent corporation of both Elk and Elk Capital. In addition, Ameritrans plans to engage in broader and more diversified investment and lending activities directly and, if it is in the best interests of its stockholders, through Elk Capital and/or other subsidiaries it may form or acquire. It is anticipated that Elk Capital will also make investments and/or loans and engage in businesses Elk is not permitted to make under the 1958 Act.

         As a result, stockholders should realize that, in approving the Share Exchange Plan, they are giving broad discretion to the management of Ameritrans.

         The investment policies of Ameritrans will allow greater flexibility in its investment and lending business activities than the investment policies of Elk. Because Ameritrans will not be licensed under the 1958 Act, it will not issue any debt or equity securities to the SBA. In addition, because it is anticipated that Ameritrans will engage as described above in a broader range of investment activities than does Elk, the ownership of Ameritrans Common Stock may be subject to a higher degree of risk than is the ownership of Elk Common Stock. See "INFORMATION CONCERNING AMERITRANS -- Investment Policies."

         It is expected that the initial capitalization of Ameritrans and Elk Capital will be funded by up to $963,000 of the $3.0 million gross proceeds of Elk's January 1998 private placement of its Common Stock, or through borrowings by Ameritrans. On July 12, 1999, Ameritrans filed a Registration Statement on Form N-2 relating to the proposed sale of 1,100,000 shares (1,265,000 shares if the underwriters' over-allotment option is exercised) of its common stock after completion of the Share Exchange. It is anticipated that approximately half the net proceeds of such offering will be allocated to the operations of Ameritrans and Elk Capital and half to the operations of Elk. There is no assurance that this offering will be completed on the proposed terms or at all.

         The directors and officers of Ameritrans are the same individuals who serve as the directors and officers of Elk. It is expected that following the consummation of the Share Exchange, such officers and directors will initially receive the same compensation as they are currently receiving from Elk, but such compensation will be allocated between Elk and Ameritrans, based upon factors determined by their respective Boards of Directors. Such officers and directors may also receive increases in compensation from time to time as determined by the Boards of Directors. Ameritrans and/or Elk may also hire additional personnel as such personnel are needed in connection with the expansion and diversification of their lending and/or investment activities. See "INFORMATION CONCERNING AMERITRANS -- Management and Principal Stockholders."

         The rights of the holders of Ameritrans Common Stock will be substantially the same as the rights of holders of Elk Common Stock. See "INFORMATION CONCERNING AMERITRANS -- Description of Capital Stock." The Certificate of Incorporation and By-laws of Ameritrans will differ in certain respects from the Certificate of Incorporation and By-laws of Elk and, whereas Elk is governed by New York Business Corporation Law, Ameritrans is governed by Delaware General Corporation Law. For a description of the significant differences, see "INFORMATION CONCERNING AMERITRANS -- Corporate Organizational Matters."

The Share Exchange

         Pursuant to the terms of the Share Exchange Plan, each share of Elk Common Stock would be exchanged for one share of Ameritrans Common Stock. As a result of the Share Exchange, (i) Ameritrans would be the sole holder of all of the outstanding Elk Common Stock, and (ii) the former holders of the outstanding shares of Elk Common Stock (other than those dissenting stockholders who exercise appraisal rights, as described below) would be the sole holders of outstanding Ameritrans Common Stock (which would represent the only capital stock of Ameritrans outstanding at the time of the Share Exchange), and would hold the Ameritrans Common Stock in the same relative proportions as they hold Elk Common Stock at the time of the Share Exchange. See "THE SHARE EXCHANGE."

         As an SBIC, Elk is allowed to make investments only to Small Business Concerns, and a portion of its loans (which was $256,916 as of June 30, 1999) must be made to Disadvantaged Concerns. The purpose of the Share Exchange is to secure to the holders of Elk Common Stock the benefit of a more diversified investment strategy, which the Board of Directors of Elk believes would be in the best interests of Elk's stockholders. After consideration of the relevant business and legal issues, Elk's Board of Directors has concluded that the best way to establish an entity that may pursue a strategy that includes, but is not limited to, investments in Disadvantaged and Small Business Concerns, and the investment activities of which would accrue to the benefit of the current holders of Elk Common Stock, is to effect the Share Exchange, which would create a parent corporation (Ameritrans) that would be owned by the current holders of Elk Common Stock and that would own all of the outstanding Elk Common Stock. Ameritrans could then engage in broader and more diversified lending business activities directly or indirectly through its newly-formed subsidiary, Elk Capital, which business activities would be free from the restrictions imposed by the 1958 Act.

Because Elk and Elk Capital would be subsidiaries of Ameritrans, the income derived from the activities of Elk and Elk Capital, as well as from any activities of Ameritrans (either directly or through other subsidiaries), would benefit the current holders of Elk Common Stock (who, by virtue of the Share Exchange, would be the holders of Ameritrans Common Stock).

         The Share Exchange is intended to constitute a tax-free transfer under
Section 351 of the Code, in which case (1) no gain or loss would be recognized by either Ameritrans or Elk, and (2) no gain or loss would be recognized by Elk stockholders (except with respect to any cash received by holders of Elk Common Stock exercising appraisal rights). See "THE SHARE EXCHANGE -- Federal Income Tax Consequences."

         The adoption of the Share Exchange Plan requires the affirmative vote of the holders of two-thirds (66.67%) of the outstanding shares of Elk Common Stock. As of June 30, 1999, Elk had 1,745,600 shares of Common Stock outstanding. The directors, officers, and principal stockholders of Elk, owning an aggregate of approximately 60% of the outstanding shares of Elk Common Stock, have expressed an intention to vote in favor of the adoption of the Share Exchange Plan. The Share Exchange is also subject to the approval of the SBA.

         Holders of Elk Common Stock who object to the Share Exchange may elect to receive payment of the fair value of their shares of Elk Common Stock (as determined by agreement with Elk or by a court) in lieu of the Ameritrans Common Stock they would otherwise receive pursuant to the Share Exchange. In order to enforce his or her right to receive such payment, a dissenting stockholder must
(1) file with Elk, before the stockholder vote on the Share Exchange Plan is taken, a written objection to the Share Exchange that includes a notice of his or her election to dissent, his or her name and address, the number of shares of Elk Common Stock held by him and a demand for payment of the fair value of such shares if the Share Exchange is consummated, (2) not vote in favor of the adoption of the Share Exchange Plan, and (3) otherwise comply with the requirements of Section 623 of New York Business Corporation Law, the full text of which is set forth as Exhibit B hereto. Any deviation from such requirements may result in the forfeiture of appraisal rights. Failure to vote against the Share Exchange Plan will not constitute a waiver of appraisal rights; however, since a proxy left blank will be voted FOR the adoption of the Share Exchange Plan, any Elk stockholder who wishes to exercise his or her appraisal rights with respect to the Share Exchange must either vote AGAINST the Share Exchange Plan or abstain. See "APPRAISAL RIGHTS OF DISSENTING STOCKHOLDERS."

         The Board of Directors of Elk has determined that if the holders of more than 3% of the outstanding shares exercise their appraisal rights, Elk may determine not to proceed with the Share Exchange.

         The Board of Directors of Elk believes that the Share Exchange is in the best interests of Elk stockholders, has unanimously APPROVED the Share Exchange Plan, and unanimously recommends that ELK stockholders vote for the adoption of the Share Exchange Plan.

Election of Directors

         A further purpose of the Annual Meeting is to elect 10 directors to serve until the next Annual Meeting and until their successors are chosen and qualified. Elk will continue to operate its current business, and the persons elected as directors of Elk will continue to act in that capacity, whether or not the Share Exchange is completed. All of the 10 nominees are presently directors of Elk.

Ratification of Auditors

         Another purpose of the Annual Meeting is to ratify and approve the selection by the Board of Directors of Marcum & Kliegman, LLP as Elk's independent public accountants for the fiscal year ended June 30, 1999.

The Board of Directors recommends a vote "FOR" ratification of the appointment of Marcum & Kliegman, LLP as independent auditors.

                   INFORMATION CONCERNING THE ANNUAL MEETING

Date, Time, Place, and Purpose

         The Annual Meeting will be held on __________ __, 1999 at 10:00 a.m. (New York Time) at the offices of Stursberg & Veith, 405 Lexington Avenue, New York, New York. The purposes of the Annual Meeting are (i) to consider and vote on the adoption of the Share Exchange Plan, pursuant to which the Share Exchange would be effected; (ii) to elect 10 directors to serve until the next Annual Meeting and until their successors are chosen and qualified, (iii) to ratify and approve the selection by the Board of Directors of Marcum & Kliegman, LLP as Elk's independent public accountants for the fiscal year ended June 30, 1999, and (iv) to consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

Voting and Revocation of Proxies

         The proxy accompanying this Proxy Statement/Prospectus is solicited by the Board of Directors of Elk for use at the Annual Meeting. Holders of Elk Common Stock are requested to complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope.

         All shares of Elk Common Stock represented at the Annual Meeting by properly executed proxies will, unless such proxies have been previously revoked, be voted at the Annual Meeting in accordance with the instructions indicated thereon. In the absence of such instructions, the shares represented by such proxies will be voted in favor of the adoption of the Share Exchange Plan, for the election of the named nominees as directors of Elk, and for the ratification of Marcum & Kliegman, LLP as independent auditors.


         Management of Elk does not know of any other matters which will be brought before the Annual Meeting. If, however, other matters are presented to the Annual Meeting, all duly executed proxies will be voted in the discretion of the proxy holders.

         Any stockholder has the power to revoke his or her proxy at any time before it is voted by (i) delivering written notice of such revocation to the Secretary of Elk, (ii) filing a duly executed proxy bearing a later date, or
(iii) appearing at the Annual Meeting and electing to vote in person.

         In addition to solicitation by mail, directors, officers and employees of Elk may solicit proxies from holders of Elk Common Stock personally or by telephone. The expense, if any, of such solicitation shall be borne by Elk.

Record Date and Shares entitled to Vote

         Holders of record of Elk Common Stock as of the close of business on _________ ___, 1999 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were issued and outstanding and entitled to vote a total of 1,745,600 shares of Elk Common Stock.

Vote Required

         Under the law of the State of New York and the Certificate of Incorporation of Elk, the adoption of the Share Exchange Plan must be approved by the affirmative vote of the holders of two-thirds (66.67%) of the shares of Elk Common Stock outstanding on the Record Date, with each share entitled to one
(1) vote. The directors, officers, and principal stockholders of Elk owning an aggregate of approximately 60% of the outstanding shares of Elk Common
Stock have expressed an intention to vote in favor of the adoption of the Share Exchange Plan.

         The affirmative vote of the holders of a majority of the Elk Common Stock present or represented at the Annual Meeting is required for the election of directors. The proxies will be voted to elect as directors the 10 nominees named below, unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld. The proxy may not be voted for more than 10 directors.

         The affirmative vote of a majority of the Elk Common Stock present or represented at the meeting is required to ratify and approve the selection of Marcum & Kliegman, LLP as independent public accountants for Elk for fiscal 1999. Except as otherwise instructed, the proxies will be voted for the ratification and approval of Marcum & Kliegman, LLP.



                                 PROPOSAL NO. 1
                               THE SHARE EXCHANGE

         Set forth below is a description of the principal aspects of the Share Exchange. This description does not purport to be complete and is qualified in its entirety by reference to the Share Exchange Plan, a copy of which is attached as Exhibit A to this Proxy Statement/Prospectus.

Background

         Elk is licensed as an SBIC under Section 301(c) of the 1958 Act, and as such, it may invest only in Small Business Concerns that qualify under applicable rules and regulations of the SBA. The majority of such investments by Elk has consisted of loans for the purchase of taxicab medallions and related taxicab assets.

         The Board of Directors of Elk believes that a more diversified investment strategy would be in the best interests of Elk and its stockholders. Elk's Board of Directors has further concluded that such diversification would be best accomplished by the organization or acquisition of a company which would be able to invest in other business concerns without regard to their social or economic status or to other limitations imposed by the 1958 Act and the rules and regulations promulgated thereunder, thus enabling the Elk stockholders to reap the economic benefits from such business diversification. Accordingly, after analysis of the legal and regulatory issues involved, Elk's Board of Directors approved a reorganization of Elk, consisting of the following steps:
(1) the organization of Ameritrans, and its registration, for tax reasons, as an investment company under the 1940 Act; (2) the acquisition by Ameritrans of all of the outstanding Elk Common Stock from the current Elk stockholders in exchange for Ameritrans Common Stock. An exchange ratio of one (1) share of Elk Common Stock for each share of Ameritrans Common Stock was chosen in order to produce the same number of outstanding shares of Ameritrans Common Stock as there were Elk Common Stock; and (3) the acquisition by Ameritrans of Elk Capital. As a result of this reorganization, the current holders of Ameritrans Common Stock would own all of the shares of capital stock of Elk then outstanding. Ameritrans would be the parent corporation of both Elk and Elk Capital.

         The first part of this reorganization, the organization of Ameritrans, its registration as an investment company, its election to become a BDC and the acquisition of Elk Capital has been completed. The purpose of the Share Exchange is to effect the second step. The consummation of the Share Exchange will accomplish the final part of this reorganization.

Effect of the Share Exchange

         On the Effective Date of this Share Exchange, as defined below, each outstanding share of Elk Common Stock (other than shares as to which appraisal rights have been exercised) will be exchanged for one (1) share of Ameritrans Common Stock with the ownership of each share of Elk Common Stock automatically vesting in Ameritrans and the holders of the outstanding shares of Elk Common Stock automatically becoming entitled to receive one (1) share of Ameritrans Common Stock for each share of Elk Common Stock held by them. As a result, as of the Effective Date, (1) Ameritrans will be the sole holder of all of the outstanding Elk Common Stock, and (2) the persons holding Elk Common Stock as of the Effective Date will be the sole holders of the shares of Ameritrans Common Stock then outstanding (which will comprise all of the capital stock of Ameritrans then outstanding) in the same relative proportions as they held Elk Common Stock (subject to any changes resulting from the exercise of appraisal rights). As of the date of this Proxy Statement/Prospectus, there were issued and outstanding 1,745,600 shares of Elk Common Stock and one (1) share of Ameritrans Common Stock (which share will be redeemed by Ameritrans upon completion of the Share Exchange).

         The status of Elk as a licensed SBIC under the 1958 Act and as a BDC registered under the 1940 Act will be unaffected by the Share Exchange.

         As of the Effective Date, Ameritrans will automatically become the sole holder of Elk Common Stock, and the holders of Elk Common Stock will automatically become entitled to receive one (1) share of Ameritrans Common Stock for each share of Elk Common Stock, despite the fact that new stock certificates representing Elk Common Stock and Ameritrans Common Stock will not have been issued to Ameritrans or the holders of Elk Common Stock, respectively. As soon as practicable following the Effective Date, Elk will issue to Ameritrans a stock certificate representing such number of shares of Elk Common Stock as are issued and outstanding as of the Effective Date, and Ameritrans will send to the former holders of Elk Common Stock written instructions on how to exchange their Elk Common Stock certificates for certificates representing shares of Ameritrans Common Stock.

Effective Date

         The Share Exchange will become effective on the date (the "Effective Date") of the filing of a Certificate of Exchange regarding the Share Exchange with the New York Department of State, in accordance with Section 913 of New York's Business Corporation Law. Such filing will be made as soon as practicable following the satisfaction or waiver of all conditions to the Share Exchange (described below), including the adoption of the Share Exchange Plan by the holders of Elk Common Stock. It is currently anticipated that the Effective Date will be on or about __________ ___, 1999.

Conditions to the Share Exchange

         The Share Exchange Plan specifically provides that the obligation of Ameritrans and Elk to consummate the Share Exchange is subject to the fulfillment (or waiver) on or prior to the Effective Date of certain conditions, including the following: (1) the approval of the Share Exchange Plan by the holders of at least two-thirds (66.67%) of the outstanding shares of Elk Common Stock; (2) the approval of the Share Exchange by the SBA, in accordance with the requirements of the 1958 Act, which approval has been received; (3) the registration (or the availability of an exemption therefrom) under the Securities Act of 1933 (the "1933 Act"), of the shares of Ameritrans Common Stock to be issued to the former holders of Elk Common Stock pursuant to the Share Exchange, and the compliance with all applicable state securities laws in connection with the issuance of such Ameritrans Common Stock; (4) the exercise of appraisal rights by the holders of not more than 3% of the shares of Elk Common Stock entitled to vote at the Annual Meeting; and (5) the absence of any governmental order or action prohibiting the Share Exchange.

         Elk has received approval from the SBA to transfer up to $963,000 of the net proceeds of its January 1998 private offering to Ameritrans. It is intended that, if necessary, such funds will be used, in part, to purchase the shares of any Elk stockholders who exercise their appraisal rights and/or for costs and expenses of the reorganization. These funds do not constitute a portion of Elk's "Regulatory Capital" as that term is defined in the 1958 Act or the regulations of the SBA. Therefore, the use of a portion of these funds to buy out dissenting Elk stockholders or for costs and expenses of the reorganization will not constitute a violation of the 1958 Act or any SBA regulations.

         In addition, in order for Ameritrans and Elk to operate in the manner contemplated by this Proxy Statement/Prospectus and consummate the Share Exchange, exemptions from certain provisions under the 1940 Act are required.
An exemptive order granting such exemptions (the "Exemptive Order") to Elk and Ameritrans must be issued by the Securities and Exchange Commission ("SEC") prior to the stockholders' meeting. The management of Elk and Ameritrans anticipates that the order will be granted prior to the meeting. If the order is not granted, however, the meeting will be adjourned.

Federal Income Tax Consequences

         The Share Exchange is intended to constitute a tax-free transfer under
Section 351 of the Code. If Section 351 of the Code is applicable, (1) no gain or loss for federal income tax purposes will be recognized by Ameritrans or Elk as a result of the Share Exchange; (2) no gain or loss will be recognized by holders of Elk Common Stock upon the receipt of Ameritrans Common Stock in exchange for their Elk Common Stock pursuant to the Share Exchange; (3) the basis of the Ameritrans Common Stock received by each holder of Elk Common Stock pursuant to the Share Exchange will be equal to the basis of the Elk Common Stock which was converted into such Ameritrans Common Stock pursuant to the Share Exchange; (4) the holding period for tax purposes of the Ameritrans Common Stock received by each holder of Elk Common Stock will include the period for which such stockholder held the Elk Common Stock that was converted into such Ameritrans Common Stock, provided that such Elk Common Stock was held as a capital asset at the time of the Share Exchange;

and (5) a holder of Elk Common Stock who exercises appraisal rights with respect to his or her Elk Common Stock and who receives payment for such shares in cash will recognize a capital gain or ordinary loss for federal income tax purposes (provided such stock was held as a capital asset at the time of the Share Exchange), in an amount equal to the excess (if any) of the amount of cash received over such stockholder's tax basis in his or her Elk Common Stock. Management of Elk has been advised by its independent public accountants that although there can be no assurance that the Internal Revenue Service (the "IRS") will not take a different position, they believe that Section 351 should be applicable to the Share Exchange.

         The belief that the foregoing tax consequences will apply is based upon certain assumptions and subject to certain qualifications, including the assumption that (i) Elk is not under the jurisdiction of a court in a Title 11 or similar case, (ii) the current holders of Elk Common Stock will not, pursuant to a plan or intent existing on or prior to the Effective Date, dispose of as much as 20% of the Ameritrans Common Stock received pursuant to the Share Exchange, (iii) there is no other class of Ameritrans stock outstanding which would represent as much as 20% of the voting stock or 20% of the number of shares of non-voting stock (if any) outstanding, and (iv) the investment company exception to Section 351 of the Code (351(e)) does not apply since the transfer will not result in a diversification of the Elk stockholders' interests.

         If the IRS were to challenge successfully the tax-free status of the Share Exchange, each holder of Elk Common Stock would have to recognize a gain or loss with respect to his or her Elk Common Stock exchanged for Ameritrans Common Stock pursuant to the Share Exchange in an amount equal to the difference (if any) between (a) the fair market value of the Elk Common Stock exchanged by such stockholder pursuant to the Share Exchange over (b) such stockholder's basis in the Ameritrans Common Stock converted pursuant to the Share Exchange. In such event, an Elk stockholder's tax basis in the Ameritrans Common Stock received pursuant to the Share Exchange would be equal to the fair market value of such Ameritrans Common Stock, and his or her tax holding period for such Ameritrans Common Stock would not include the period for which he held his or her Elk Common Stock.

         The foregoing discussion of federal income tax consequences is intended only as a general summary and does not deal with all aspects of federal taxation that may be relevant in connection with the Share Exchange. In addition, state, local or foreign income tax consequences to Elk stockholders may be different from the federal income tax consequences described above. Accordingly, each Elk stockholder is urged to consult his or her own tax advisor as to the federal, state, local or foreign income tax effects of the Share Exchange.

Accounting Treatment

         The Share Exchange which represents a recapitalization of Elk will be accounted for on a historical cost basis. The assets and liabilities of Elk and Ameritrans will be recorded at their combined bases as of the Effective Date of the Share Exchange.

Unaudited Pro Forma Capitalization

         Set forth below is a table showing the pro forma capitalization of Ameritrans and Elk as of June 30, 1999. The Share Exchange is accounted for on a historical cost basis, and therefore the total net assets of Ameritrans immediately after the Share Exchange are the same as the total net assets of Elk (comprised of Elk Common Stock plus accumulated undistributed investment income less unrealized loss in value of investments) immediately before the Share Exchange (see the footnotes to this table).

This financial information should be read in conjunction with the financial statements for the years ended June 30, 1999 and 1998, and the related notes, together with the opinion of Marcum & Kliegman, LLP dated August 11, 1999, included in the Statement of Additional Information, which has been filed with the SEC and has been distributed to Elk stockholders along with this Proxy Statement/Prospectus.

Net Assets as of June 30, 1999 Immediately Before Acquisition:

                                             Ameritrans              Elk            Adjustments         Combined
                                             ----------              ---            -----------         --------
Common Stock (Ameritrans--
5,000,000 shares, $.0001 par
value, authorized, 1 share
outstanding; Elk-- 2,000,000
shares, $.01 par value,
authorized, 1,745,600 shares
outstanding)                                                        $17,456                               $17,456

Preferred Stock (Ameritrans--
1,000,000 shares, $.01 par
value, authorized, none
outstanding; Elk --none
authorized or outstanding)                    ____                     ____                                  ____

Additional paid-in capital                                       13,197,277                            13,197,277

Restricted capital                                                  256,916                               256,916

Accumulated undistributed
investment income, net                                                4,815                                 4,815

Accumulated other comprehensive income                              261,753                               261,753

Unrealized loss in value of
investments (loan loss reserve)                                    (380,000)                             (380,000)

Total Net Assets:                                                13,358,217                            13,358,217

Net Assets as of June 30, 1999 Immediately After Acquisition:

                                             Ameritrans             Elk             Adjustments         Combined
                                             ----------             ---             -----------         --------
Common Stock (Ameritrans--
5,000,000 shares, $.0001 par
value , authorized, 1,745,600
shares outstanding; Elk--
2,000,000 shares, $.01 par
value, authorized, 1,745,600
shares outstanding)                        $        175(1)          $17,456           ($17,456)(2)   $        175

Preferred Stock (Ameritrans --
1,000,000 shares, $.01 par
value,  authorized, none
outstanding; Elk-- none
authorized or outstanding)                         ____                ____                                  ____

Additional paid-in capital                   13,358,042          13,197,277        (13,340,761)        13,214,558

Restricted capital                                                  256,916                               256,916

Accumulated undistributed
investment income, net                                                4,815                                 4,815

Accumulated other comprehensive income                              261,753                               261,753

Unrealized loss in value of
investments (loan loss reserve)                                    (380,000)                             (380,000)

Total Net Assets:                           $13,358,217          13,358,217        (13,358,217)        13,358,217

(1) To record shares of Ameritrans issued for net assets (Common Stock plus accumulated undistributed investment income less unrealized loss in value of investments) of Elk.
(2) To eliminate equity of subsidiary (Elk) in consolidation.

       The Board of Directors of Elk recommends a vote FOR Proposal No. 1.

                                 PROPOSAL NO. 2
                              ELECTION OF DIRECTORS

         The affirmative vote of the holders of a majority of the Elk Common Stock present or represented at the meeting is required for the election of directors. The persons named in the proxy will vote, as permitted by the By-Laws of Elk, to elect as directors the 10 nominees named below, unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld. The proxy may not be voted for more than 10 directors. All of the 10 nominees are presently directors of Elk.

         Each director will be elected to hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified. If a nominee becomes unavailable, the person acting under the proxy may vote the proxy for the election of a substitute. It is not presently contemplated that any of the nominees will be unavailable.

         The following persons are the 10 nominees for election as director of
Elk:

Gary C. Granoff
Ellen M. Walker
Lee A. Forlenza
Steven Etra
Marvin Sabesan
Paul Creditor
Allen Kaplan
John L. Acierno
John R. Laird
Howard F. Sommer

         Certain information concerning the nominees is contained in various subsections of "INFORMATION CONCERNING ELK," below. See "-- Management" and "-- Committees of the Board and Meeting Attendance" for the positions and offices held by of each nominee, his or her age, the date on which he or she became a director of Elk, his or her principal occupation and business experience for the last five (5) years and the names of other publicly-held companies in which he or she serves as a director. See "-- Compensation of Directors and Executive Officers," "-- Executive Compensation Program" and "-- Stock Option Plans" for descriptions of the compensation paid to directors and the plans in which directors may be eligible to participate. See "-- Security Ownership of Principal Stockholders and Management" and "-- Compliance with Section 16(a) of the 1934 Act" for information regarding the security ownership of directors. See "-- Certain Transactions" and "-- Conflicts of Interest Policies" for information regarding transactions with Elk and certain directors.

                                 PROPOSAL NO. 3
          APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL 1999

         The Board of Directors, including a majority of directors who are not interested persons of Elk, subject to stockholder approval, has selected Marcum & Kliegman, LLP as independent public accountants to be employed by Elk for the fiscal year ending June 30, 1999, to sign or certify such financial statements, or any portions thereof, as may be filed by Elk with the SEC or any other authorities at any time. The employment of such independent public accountants for such purpose is subject to approval by the stockholders at this meeting. No member of Marcum & Kliegman, LLP or any associate thereof has a direct or indirect material financial interest in Elk or any of its affiliates.

         The affirmative vote of a majority of the Elk Common Stock present or represented at the meeting is required to ratify and approve the selection of Marcum & Kliegman, LLP as independent public accountants for Elk for fiscal 1999.

         A representative of Marcum & Kliegman, LLP will be present at the Annual Meeting of Stockholders for the purpose of answering stockholder questions and making any other appropriate statement.

         The Board of Directors of Elk recommends a vote FOR Proposal No. 3.

                                FEES AND EXPENSES

         The purpose of the following table is to assist stockholders in understanding the various costs and expenses that stockholders in Elk bear, and that, upon completion of the Share Exchange, stockholders in Ameritrans will bear, directly or indirectly.

                                  FEE TABLE(1)

Annual Expenses (as a percentage of net assets attributable
  to Common Stock)(2)
  Interest Payments on Borrowed Funds..............................17.8%(3)
  Other Expenses...................................................13.9%(4)
Total Annual Expenses..............................................31.7%

------------------------------------
(1) Based on amounts for Elk for the fiscal year ended June 30, 1999. There will be no underwriter and, consequently, no underwriting discounts or commissions, associated with the Share Exchange.
(2) Assumes a net asset value of $13.7 million, which will be Ameritrans' estimated stockholders' equity upon completion of the Share Exchange. Operating expenses, interest payments on borrowed funds, and other expenses are calculated based on Elk's operations for the fiscal year ended June 30, 1999.
(3) Interest payments on borrowed funds consist primarily of interest payable under credit agreements with banks and on subordinated SBA debentures. See "INFORMATION CONCERNING ELK -- General -- Elk's Loans; Short-term Borrowings."
(4) Operating expenses consist primarily of general and administrative expenses, including compensation and employee benefits, professional fees, rent, travel and other marketing expenses, and various costs associated with collections. See "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS -- Operating Expenses" in the Statement of Additional Information.

EXAMPLE:

         The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in Ameritrans. These amounts assume no increase or decrease in leverage and are based upon payment by Ameritrans of operating expenses at the levels set forth in the table above.

         An Ameritrans stockholder would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return:


          1 YEAR         3 YEARS       5 YEARS        10 YEARS
          ------         -------       -------        --------

           $301          $862         $1,371           $2,447

         This example, as well as the information set forth in the table above, should not be considered a representation of the future expenses of Ameritrans. Actual expenses may be greater or less than those shown. Moreover, while the example assumes (as required by the SEC) a 5.0% annual return, Ameritrans' performance will vary and may result in a return greater or less than 5.0%.

                           INFORMATION CONCERNING ELK

General

         Elk was formed on July 9, 1979, as a New York corporation for the purpose of operating as a Specialized Small Business Investment Company ("SSBIC"), licensed under the Small Business Investment Act of 1958 (the "1958 Act"), and regulated and financed in part by the U.S. Small Business Administration (the "SBA"). Elk was granted a license to operate as an SSBIC by the SBA on July 24, 1980, is registered as a closed-end, non-diversified management investment company under the Investment Company Act of 1940 (the "1940 Act"), and has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1954, as amended (the "Code") since the fiscal year ended June 30, 1984. Elk, which elected on September 28, 1998 to become a business development company ("BDC") under the 1940 Act, intends to elect to be taxed as a regulated investment company for the fiscal year ending June 30, 1999. Elk's business has historically been to provide financing to persons who qualify under SBA regulations as socially or economically disadvantaged persons or to entities which are at least 50% owned by such persons ("Disadvantaged Concerns").

         The 1958 Act was amended on September 30, 1996, and in connection therewith, Elk entered into an agreement with the SBA in February, 1997, and amended its Certificate of Incorporation the effect of which was to convert Elk from an SSBIC to a Small Business Investment Company ("SBIC"). As such, Elk may now lend to persons who are not "disadvantaged" so long as Elk's aggregate loans to Disadvantaged Concerns are at least equal to the remaining amount of Elk's unamortized restricted capital account (the "Restricted Capital Account") resulting from the repurchase by Elk of its 3% Preferred Stock from the SBA. The Restricted Capital Account was $256,916 at June 30, 1999, representing less than 1% of Elk's loan portfolio of approximately $51,100,000 as of that date.

         As of June 30, 1999, almost 95% of Elk's loans and investments qualified as loans to Disadvantaged Concerns. As a result of Elk's conversion to an SBIC, and as of June 30, 1999, Elk is only required to maintain less than $256,916 of its portfolio as loans to such persons. Accordingly, while Elk intends to continue to make loans to disadvantaged persons, particularly in connection with the ownership of taxicabs and related assets especially in the New York City and Chicago markets, where many of the borrowers may qualify as Disadvantaged Concerns, Elk intends to diversify its activities by lending and investing in a broader range of businesses eligible for investments by SBICs under the 1958 Act ("Small Business Concerns"), many of which, it is anticipated, may not be Disadvantaged Concerns. In addition, Ameritrans, the new parent company, would have the ability to acquire or engage directly in businesses other than that of Elk, either directly or through Elk Capital or other subsidiaries it may form or acquire. See "INFORMATION CONCERNING AMERITRANS."

         To the best of its knowledge, Elk has never experienced any material losses of principal in connection with taxi financings since it began making loans to the owners of New York City taxicab medallions, taxicabs and related assets in 1980, nor since it began making taxi medallion loans in Boston, Chicago, and Miami in 1995. Elk will continue to make loans in these markets without the historical restriction of lending solely to Disadvantaged Concerns. Loans made by Elk for the purpose of financing the purchase or continued ownership of taxicab medallions, taxicabs and related assets represented approximately 79% of Elk's loan portfolio as of June 30, 1999. Loans made to finance the acquisition and/or operation of other small businesses constitute the balance of Elk's loan portfolio, and it intends to continue to make such loans.

         By agreement dated November 10, 1994, Elk repurchased all of the 547,271 outstanding shares of its 3% preferred stock from the SBA for an aggregate price of $1,915,449, representing a discount of 65% from the original aggregate issuance price of $10 per share.
As a condition precedent to the repurchase, Elk granted the SBA a liquidating interest in a newly established restricted capital surplus account (the "Restricted Capital Account"). The Restricted Capital Account is equal to the amount of the net repurchase discount in which the SBA received a liquidating interest amortized over 60 months commencing November 10, 1994. However, if Elk is liquidated or if a material violation of SBA regulations occurs during the amortization period, the SBA would receive the remaining unamortized amount of the Restricted Capital Account prior to the stockholders of Elk receiving any amounts on their Common Stock. The unamortized balance of the SBA's liquidating interest at June 30, 1999, was $256,916.

         Elk, as a BDC, is required to file certain reports and other information pursuant to the 1940 Act and the Securities Exchange Act of 1934 (including annual and quarterly reports, and certain stockholder reports and proxy statements), with the SEC. Copies of such reports and information may be inspected and copied at the Public Reference Room of the SEC, 450 Fifth Street, N.W., Washington, D.C., 20549, as well as at the following regional offices: 7 World Trade Center, 13th Floor, New York, New York 10048; and 500 West Madison Street, Suite 1400, Chicago, Illinois, 60611. Copies of such material, or any portion thereof, may be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C., 20549, at prescribed rates, or on the EDGAR web page of the SEC on the Internet at www.sec.gov. Elk's Common Stock is listed on the Nasdaq SmallCap Market and, after the Share Exchange, Ameritrans' Common Stock will be listed on the Nasdaq SmallCap Market. Reports, proxy statements and other information can also be inspected at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, N.W., Washington, D.C. 20006.

         Elk registered under the 1940 Act for the fiscal year commencing July 1, 1983, and has declared and paid dividends to holders of Common Stock for the fiscal years ended June 30, 1984 through June 30, 1992. Elk did not pay dividends during the fiscal years ended June 30, 1993, 1994 and 1995. Elk recommenced paying dividends for the fiscal year beginning July 1, 1995 and ending June 30, 1996 and since that time, has paid dividends per share for the fiscal years ended June 30, 1996, 1997, 1998 and 1999 of $.73, $.74, $.57,
and $.72 respectively. In December 1994 and September 1995 Elk raised additional capital of $450,000 and $1,249,585, respectively, less private placement costs of $76,445 and $21,482, respectively. These proceeds were used to repurchase Elk's 3% Preferred Stock held by the SBA pursuant to a preferred stock repurchase agreement. In connection with the purchase, all dividends in arrears on the 3% Preferred Stock were extinguished.

         In addition, during January 1998, Elk completed a private placement of 462,000 shares of common stock at $6.50 per share for aggregate gross proceeds of $3,003,000 less offering expenses of $115,000. The net proceeds were utilized to repay bank indebtedness and for working capital. A portion of the proceeds were temporarily used to reduce bank indebtedness, up to a maximum of $963,000, were allocated by Elk toward the organization and capitalization of its new parent company, Ameritrans, and Ameritrans' subsidiary Elk Capital.

         Elk's Loans -- Elk obtained a license to operate as an SSBIC from the SBA on July 24, 1980. Until February 1997, as an SSBIC, Elk's primary business was to provide long-term loan funds at commercially competitive rates of interest (which at June 30, 1999, ranged from 8.25% to 18% per annum) to persons defined by SBA regulations as socially or economically disadvantaged persons (or entities which are at least 50% owned by persons so defined), in connection with the financing of diversified businesses. In February 1997, Elk entered into an agreement with the SBA (the "SBA Agreement") and amended its certificate of incorporation, the effect of both of which steps converted Elk into an SBIC. As an SBIC, Elk is permitted to lend to persons who are not "disadvantaged" provided Elk maintains a level of loans to disadvantaged persons equal to the SBA's liquidating interest resulting from the 3% Preferred Stock repurchase. This limitation will terminate upon full amortization of the 3% Preferred Stock repurchase discount, which is scheduled to occur in November 1999. Although Elk, as of June 30, 1999, was only required to have $256,916 of its total loan portfolio invested with "disadvantaged" persons, approximately 95%, or in excess of $48,500,000 of the portfolio, was so invested. Elk anticipates that its present ability to pursue investments and loans with persons who are not "disadvantaged" will afford it greater opportunities to make investments that enhance Elk's profitability.

         SBA Regulations set forth a ceiling on the interest rate that an SBIC may charge its borrowers. Currently, this ceiling is the higher of 19% for loans and 14% for debt securities or, alternatively, rates calculated with reference to the weighted average cost of the SBIC's qualified borrowings, as determined pursuant to SBA Regulations, or the SBA's current debenture rate. The maximum rate of interest that Elk was permitted to charge under the SBA Regulations as of June 30, 1999 was 19% for loans and 14% for debt securities. See " -- The Small Business Act of 1958."

         To date, the large majority of Elk's loans have been made to purchasers or owners of New York City taxicab medallions (as described in greater detail below). Since Elk commenced operations it has made over $175,000,000 in loans to New York City taxicab medallion owners. As of June 30, 1999, approximately $19,800,000, or 39%, of the aggregate principal amount of its outstanding loans of $51,100,000 represented loans made to finance the purchase or continued ownership of New York City taxicab medallions and related assets. An aggregate of approximately $15,800,000, or 31%, consisted of loans to finance the purchase or refinancing of taxi medallions in Chicago and the balance of approximately $15,500,000, or 30%, consisted of loans to various commercial borrowers, of which approximately $2,700,000 was invested in Boston taxi medallion financing and $1,950,000 was invested in Miami taxi medallion financing. See " -- Loan Portfolio; Valuation" below. Elk has agreed with the SBA that it must maintain a non-taxi investment/loan portfolio (included with the combination of its assets acquired and receivables on assets acquired in the future) in an amount not less than its outstanding SBA guaranteed leverage (i.e., debentures) issued since 1995, which amount is currently $2,470,000.

See "INVESTMENT POLICIES -- Concentration of Investments."

         Although Elk has historically directed a significant portion of its financing operations toward purchasers or owners of taxicab medallions in New York, the New York market has become increasingly more competitive, affording Elk more limited opportunities to make profitable loans. Commencing in 1995, Elk has been expanding its taxicab lending business into the Chicago, Boston, and Miami markets, where its taxi lending business has increased and continued to be profitable.

         Elk intends to continue to expand into new markets both in the taxi industry as well as into other industries determined by management to offer investment opportunities. The loans that Elk plans to pursue will be made to a variety of businesses of all types provided that the loans made are in a majority of cases secured by real estate, business assets, equipment or other collateral deemed adequate by management.

         In connection with its lending to owners of taxicabs, Elk will, however, only make loans to borrowers who meet the standards required to operate these vehicles by the New York City Taxi and Limousine Commission or other regulatory agencies having jurisdiction in those markets where Elk engages in business. Elk may revise the nature of its loan portfolio at such time as its Board of Directors determines, in its sole discretion, that such revision is in the best interests of Elk in light of then existing business and financial conditions. Elk does not currently anticipate that its loan portfolio will realize an annual turnover in excess of 50%. Elk will not lend to, or otherwise invest more than the lesser of (i) 10% of its total assets, or (ii) 30% of its paid-in capital attributable to its Common Stock in any one small business concern. Elk has not made, and is prohibited by applicable SBA regulations from making, loans to officers, directors or principal stockholders of Elk or "associates" of Elk, as such term is defined in applicable SBA regulations.

         Short-Term Borrowings -- Elk is authorized to borrow money and issue debentures, promissory notes and other obligations, subject to SBA regulatory limitations. Other than the subordinated debentures issued to the SBA, Elk has to date borrowed funds only from banks. As of June 30, 1999, Elk maintained three (3) lines of credit totaling $35,000,000. At June 30, 1999, Elk had $31,000,000 outstanding under these lines. In September 1999, Elk's banks approved an increase in its credit lines to an aggregate of $40,000,000. The loans, which mature through November 1999, bear interest based on an effective rate of interest equal to approximately 150 basis points above LIBOR plus certain fees. Upon maturity, Elk anticipates extending the lines of credit for another year as has been the practice in previous years. Pursuant to the terms of the loan agreements, Elk is required to comply with certain terms, covenants and conditions, and has pledged its loans receivable and other assets as collateral for the lines of credit.

         Pursuant to the SBA Agreement, Elk agreed to limit the aggregate of its indebtedness based on a computation of a borrowing base each quarter. The borrowing base computation is calculated to determine that the total amount of debt due on the senior bank debt and SBA debentures does not exceed approximately 80% of the value of performing loans and investments in Elk's portfolio. Loans that are more than 90 days in arrears are valued at a lower amount in computing the borrowing base.

         In connection with the SBA Agreement, Elk has also entered into an intercreditor agreement (the "Intercreditor Agreement") and a custodian agreement (the "Custodian Agreement") with its banks and the SBA. Pursuant to the Custodian Agreement, the banks and the SBA appointed Israel Discount Bank of New York as the custodian to hold certain notes, security agreements, financing statements, assignments of financing statements, and other instruments and securities as part of the collateral for Elk's indebtedness to the banks and the SBA. The Intercreditor Agreement sets forth the respective rights and priorities of the banks and the SBA with respect to the repayment of indebtedness to the banks and the SBA and as to their respective interests in the collateral. Pursuant to the Intercreditor Agreement, the banks consented to the grant by Elk to the SBA of a security interest in the collateral, which security interest ranks junior in priority to the security interests of the banks.

         Scope of Business Activities -- Elk has not purchased, and does not intend to purchase, commodities or commodity contracts and it has not engaged, nor does it intend to engage, in the business of underwriting the securities of other issuers. In addition, Elk does not intend to purchase any small business except as may be necessary in the event of a foreclosure on the security for a particular loan. Elk does not intend to engage in the purchase or sale of real estate (except to the extent necessary with respect to any defaulted loans, or disposing of assets acquired) or in investments in the securities of other investment companies.

         As described above, Elk has been organized primarily to provide long-term loan funds to Small Business Concerns. While Elk has made, and intends to continue to make loans for financing the purchase or continued ownership of taxicab medallions, taxicabs and related assets, Elk intends to diversify its investments into other businesses to the extent permitted by the 1958 Act and the rules and regulations promulgated thereunder. If the Share Exchange Plan is approved, Ameritrans intends to invest in businesses which would not qualify for investment by Elk under the 1958 Act.

         Although Elk's certificate of incorporation provides Elk with the authority to invest in the equity capital of Small Business Concerns, Elk makes equity investments in Small Business Concerns on a selective basis, and only to a limited extent. Equity securities in Elk's investment portfolio at June 30, 1999 totaled $910,000 or 1.7% of total assets. Elk reserves the right, however, to make additional equity investments if determined by Elk's Board of Directors to be in the best interest of Elk. Unless necessary to protect a prior investment of Elk that is at risk, such equity investments shall not exceed 20% of Elk's total assets. Elk has one (1) wholly-owned subsidiary, EAF Holding Corporation, formed in 1992, the sole activities of which are to own and operate certain real estate assets acquired in satisfaction of loans.

SBIC Benefits

         General. As an SBIC, Elk is eligible to receive certain financing from the SBA on favorable terms, and Elk and its stockholders are entitled to certain tax benefits, both described below. The SBA has a certain amount of discretion in determining the type and amount of financing that will be made available to an SBIC. Therefore, there can be no assurance as to the nature and amount of SBA financing that may actually be obtained by Elk. Furthermore, there are certain restrictions and requirements to which Elk is subject by virtue of its being an SBIC.

         Background. Small Business Investment Companies ("SBICs") were created under the 1958 Act as a vehicle for providing equity capital, long-term loan funds and management assistance to small businesses. In general, the SBA considers a business to be "small," and therefore eligible to receive loans from an SBIC, only if (i) its net worth does not exceed $18,000,000 and if the average of its net annual income after taxes for the preceding two years was not more than $6,000,000 or (ii) it meets the size standard for the industry in which it is primarily engaged, pursuant to SBA regulations. In addition, an SBIC is required to allocate a portion of its portfolio to the financing of concerns that (i) together with their affiliates do not have net worth in excess of $6 million and do not have an average net income after taxes for the preceding two years in excess of $2 million or (ii) meet the size standard for the industry in which they are primarily engaged. SBICs are licensed, regulated and sometimes financed in part by the SBA.

         Benefits. The principal benefits to Elk as a result of its being licensed as an SBIC are as follows:

         The SBA is authorized to guaranty full repayment of all principal and interest on debentures issued by an SBIC that makes loans to, or investments in, small businesses, to the extent of 300% of the SBIC's "Leverageable Capital," as defined in the applicable SBA Regulations. However, the percentage of allowable leverage decreases if the SBIC's Leverageable Capital exceeds $15,000,000. The term of such debentures is typically 10 years. The SBA will guarantee such debentures only after such an SBIC has demonstrated a need for such debentures as evidenced by the SBIC's investment activity and its lack of sufficient funds available for investments; provided, however, that an SBIC that has invested at least 50% of its Leverageable Capital and outstanding leverage shall be presumed to lack sufficient funds available for investment. Generally, such debentures will bear interest at a fixed rate that is based on the rate which is set by the underwriters of the pooled debentures sold through SBIC Funding Corp.

         With respect to debentures guaranteed after July 1, 1991, the SBA's claim against an SBIC is subordinated, in the event of such SBIC's insolvency, only in favor of present and future indebtedness outstanding to lenders and only to the extent that the aggregate amount of such indebtedness does not exceed the lesser of 200% of such SBIC's paid-in capital and paid-in surplus (as adjusted pursuant to SBA regulations), or $10,000,000. However, the SBA may agree to a subordination in favor of one or more loans from certain lenders, in its sole discretion. Pursuant to the SBA Agreement and the Intercreditor Agreement, the SBA agreed to a subordination in favor of Elk's banks; provided, however, that Elk is required to keep its overall debt to certain levels based upon the performance of its portfolio.

Selected Financial Information

         The following financial information has been derived in part from and should be read in conjunction with, Elk's consolidated financial statements and the related notes for the years ended June 30, 1999, 1998 and 1997, which are included in the Statement of Additional Information, which has been filed with the SEC and has been distributed to Elk stockholders along with this Proxy Statement/Prospectus.

 Statement of
   Operations                                      Fiscal Year Ended
      Data                                             June 30,
                    -----------------------------------------------------------------------------
                            1995            1996             1997             1998             1999
                            ----            ----             ----             ----             ----

Investment
Income                   $2,629,901      $3,084,412       $4,023,795       $4,606,456       $5,583,894
                         ----------      ----------       ----------       ----------       ----------

Interest Expense          1,002,959       1,105,993        1,582,700        1,840,731        2,440,051

Other Expenses              960,474       1,108,505        1,408,034        1,852,262        1,903,182
                         ----------      ----------       ----------       ----------       ----------

Total Expenses            1,963,433       2,214,498        2,990,734        3,692,993        4,343,233
                         ----------      ----------       ----------       ----------       ----------
Investment
Income Before
Credit
(provision)
for Loan Gains
(losses) and
Gains (Losses)
on Assets
Acquired and
Income Taxes                666,468         869,914        1,033,061          913,463        1,240,661
                         ----------      ----------       ----------       ----------       ----------
Credit
(provision)
for Loan Gains
(losses) and
Gains (Losses)
on Assets
Acquired(1)                 (13,515)         44,292           (8,923)         (14,649)         (11,272)

 Other Income                                                 24,885           38,798            7,200

Benefit of
(Provision for)
Income
Taxes(2)                         --          (5,945)         (28,676)          (3,271)             769
                         ----------      ----------       ----------       ----------       ----------

Net Income                 $652,953        $908,261       $1,020,347         $934,341       $1,237,358

Net Income Per
Common Share (Basic
 and Diluted)              $    .66        $    .73       $      .79         $    .62       $      .71
                           ========        ========       ==========         ========       ==========

Common Stock
Dividends Paid             $     --        $937,028         $946,655         $986,724       $1,256,832
                           ========        ========         ========         ========       ==========
Weighted
Average
Shares of
Common Stock
Outstanding  - Basic        988,953       1,247,120        1,283,600        1,518,969        1,745,600
             - Diluted                                                                       1,750,684
                            =======       =========       ==========        =========        =========

------------------------------------
(1) Reference is made to Elk's Statements of Income for information on annual provisions for loan loss reserves and losses on assets acquired. It should be noted that the provision for loan losses and losses on assets acquired reflects the amounts taken in accordance with generally accepted accounting principles. The actual amount of loans written off or (recoveries) for income tax purposes were $78,000, ($24,000), ($24,000) and $222,748 for the years ended June 30, 1995, 1996, 1997 and 1998, respectively. It is estimated that the amount of loans written off for income tax purposes for the year ended June 30, 1999 will be $146,465. See "LOAN PORTFOLIO; VALUATION -- Collection Experience".

(2) Elk, since the fiscal year ended June 30, 1984, has elected and qualified to be taxed as a regulated investment company and substantially all taxable income was required to be distributed to stockholders. Therefore, only minimal taxes were required to be paid.

Loan Portfolio; Valuation


         The following table sets forth a classification of Elk's outstanding loans as of June 30, 1999:

                                                                        Maturity                Balance
                                            Number       Interest       Date (in              Outstanding
         TYPE OF LOAN                     of Loans        Rate           months)             June 30, 1999
         ------------                     --------        ----           -------             -------------

New York City:
                        Taxi medallion      123          8.25-12%          1-240              $19,818,871

                     Radio car service       34             1-15%           1-59                  285,562

Chicago taxi medallion                      417            11-15%          15-84               15,825,539

Boston taxi medallion                        25          9.25-14%          21-60                2,717,995

Miami taxi medallion                         38            12-18%        100-120                1,943,335

Other loans:

                            Restaurant        2            10-12%           1-66                  243,629

                           Hairdresser        2               12%              7                   97,836

                              Car wash        1             11.5%             36                  214,234

                     Ambulance service        1             10.5%              6                    4,907

                           Bagel store        1               14%             37                   22,123

                           Dry cleaner       25             9-18%         31-120                3,657,590

                            Laundromat       19            10-17%         12-120                3,951,498

                     Laundry equipment        1              9.5%             51                  170,333

                    Financial services        1               14%              3                    4,980

     Black car service (real property)        1               12%             23                  196,132

                            Auto sales        3          10.5-13%           1-43                  477,839

         Registered investment advisor        1               14%              3                  169,012

               Embroidery manufacturer        1               12%             53                   84,814

                               Theater        1               16%             53                  166,492

                       Retirement home        1               15%             78                  300,000

                         Garden Center        1               14%             90                  431,304

                           Auto Center        1               12%             78                  122,536

               Commercial Construction        1               16%             80                  197,371
                                            ---                                               -----------
Total Loans Receivable                      701                                               $51,103,932
                                            ===                                               ===========

         Loans made by Elk to finance the purchase or continued ownership of taxi medallions, taxicabs and related assets are typically secured by such medallions, taxicabs and related assets. Loans made by Elk to finance the acquisition and/or operation of retail or manufacturing businesses are typically secured by real estate and other assets. In the case of loans to corporate owners, the loans are almost always personally guaranteed by the stockholders of the borrower. Elk generally obtains first mortgages, but occasionally has participated in certain financings where it has obtained a second mortgage on collateral. Elk has obtained a relatively higher rate of interest in connection with these subordinated financings. Elk has not committed more than 5% of its assets to any one business concern in Elk's portfolio. The interest rate charged by Elk on its currently outstanding loans ranges from 8.25% to 18% per annum. As of June 30, 1999, the average annual weighted rate per loan was approximately 11.0%. The average term of Elk's currently outstanding loans is approximately 48 months.

         Valuation -- As an SBIC, Elk is required by applicable SBA regulations to submit to the SBA semi-annual valuations of its investment portfolio, as determined by its Board of Directors, which considers numerous factors including but not limited to the financial strength of its borrowers to determine "good" or "bad" status, and fluctuations in interest rates to determine marketability of loans. Reference is made to Footnotes 1, 2, and 3 of Notes to Financial Statements for the year ended June 30, 1999, for a discussion of Elk's method of valuation of its current portfolio of loans. In the event Elk invests in the future in securities for which price quotations are readily available, Elk will value such investments at their fair market value, based on such quoted prices. With respect to securities for which price quotations are not readily available, such securities will be valued at fair market value as determined by the Board of Directors.

         Collection Experience -- Elk has historically had a greater success with taxi medallion financings than financings made in the radio car service business or in its diversified (non-taxi) loan portfolio. Substantially all of Elk's provisions for loan losses and losses on assets acquired that occurred during the period of 1991 through 1994 were related to business loans secured by real estate and radio car loans. In addition, during the period 1991 through 1995, Elk had difficulty selling off real estate acquired on defaulted loans as a result of a depressed real estate market. To its knowledge, Elk has never had a material loss of principal in any taxi medallion loan.

Taxi Medallion Finance Industry and Market Overview

         The New York City Taxi Medallion Industry and Market. Under current law, the number of taxi medallions that may be issued by New York City is limited to 12,187. There are two types of medallions: corporate and individual owner-driver. Of the total of 12,187 medallions, 7,058 are corporate medallions and 5,129 are for individually owned cabs. A corporate medallion is issued for a cab owned by a corporation that owns a minimum of two cabs and two corporate medallions (i.e., one corporate medallion per cab). An individual owner-driver may not own more than one cab and one medallion. Corporate medallions are used by large fleet concerns with many taxis and many drivers or by small corporations owning at least two medallions and two taxis driven by two owner-drivers (the so-called "minifleet").

         Only 11,787 medallions could be issued until August 8, 1995, when a law permitting the issuance of up to 400 additional taxi medallions over a three-year period went into effect. The New York City Taxi and Limousine Commission (the "TLC") conducted the sale of 133 medallions in May 1996, 133 medallions in October 1996, and 134 medallions on October 1, 1997. Of these new medallions, 160 were sold to individuals and the balance to minifleets in lots of two.

         At the present time, most medallion sales are handled through brokers. As a result, an active marketplace has developed for the purchase and resale of medallions. The price of a medallion varies with supply and demand. Elk's most recent experience, in June 1999, was that individually owned medallions sold for approximately $210,000 and corporate medallions sold for approximately

$260,000 each. In addition, a 5% New York City transfer tax and various brokerage commissions are additional expenses incurred in the acquisition and sale of a medallion.

         Based upon statistics obtained from the TLC, from 1989 through 1998, the number of corporate medallions that were resold by their holders varied each year from approximately 245 to 440, which suggests that there were between 122 and 220 minifleet corporations in need of financing each year, while the number of individual owner medallions sold each year varied from 250 to 415. Assuming that a typical minifleet financing for purchases of medallions might involve a sum of approximately $450,000, the dollar volume of New York City minifleet financings might range from $49 million to $88 million a year. Assuming that a typical individual medallion financing for a purchase of a medallion involves a sum of approximately $180,000, the dollar volume of New York City individual medallion financing might range from $45 million to $75 million a year.

         In addition to financings for purchases and sales of medallions, a substantial market exists for refinancing the indebtedness of existing minifleet or individual medallions. Management estimates this market to exceed that of the market for financing transfers, and to be in excess of $100,000,000 per year.

         A prospective medallion owner must meet the requirements of the TLC, which approves all sales and transfers. In general, the requirements are that the prospective owner have no criminal record, that the purchase funds be derived from legitimate sources, and that the taxi vehicle and meter meet specifications set by the TLC. Also required is a clearance from prior insurers of the seller in the form of letters stating that there are no outstanding claims for personal injuries in excess of insurance coverage.

         New York Marketing Strategy for Medallion Financing. Medallion transfers in the New York City market are usually handled through medallion brokers, who have frequent contact with taxi owners and drivers. Medallion brokers locate buyers for sellers of medallions and sellers for buyers of medallions, and then typically employ a financing broker to arrange for the financing of the medallion purchases. In many cases the medallion broker and the financing broker are the same party or related parties.

         Elk has received a significant number of referrals from certain medallion brokers in New York. Elk also receives referrals from financing brokers and its borrowers. In addition, Elk occasionally places advertisements in local industry newspapers and magazines. Elk also uses brokers, advertising and referrals in connection with its taxi lending business in the Chicago, Boston, and Miami markets.

         Chicago Taxi Medallion Industry and Market. As part of its geographic diversification strategy, Elk studied the Chicago taxi medallion market in 1994, and began making loans in Chicago in April, 1995. The taxi market and medallion system in Chicago is regulated by the City of Chicago Department of Consumer Services, Public Vehicle Operations Division. The number of taxi medallions is limited by city ordinances, and until 1988, these ordinances gave control of 80% of the medallions to the two largest taxi operators in Chicago, Yellow Cab Co., and Checker Taxi Co., Inc.

         Since 1988, the taxi industry in Chicago has shifted toward more individual ownership. Over the succeeding 10 years, the Yellow Cab Co. and Checker Taxi Co., Inc., pursuant to a new ordinance, gave 1,300 medallions back to the City, and the City added 100 medallions each year. These medallions were distributed in a lottery system to taxi drivers who had never owned a medallion. By July, 1997, there were a total of 5,700 medallions issued in Chicago, of which

Yellow Cab Co. owned approximately 2,071, and the remaining 3,629 were owned by individual owner drivers, or by individual operators who had purchased multiple medallions.

         In December, 1997, the City Council increased the number of medallions by 1,000 additional medallions, to be issued over a period of the succeeding three years. Of these medallions, 500 will be issued in lotteries to taxi drivers who never owned a medallion, and the other 500 will be auctioned to the highest bidder. In the November 1998 auction of 150 medallions, there were 499 bids to purchase medallions, and the winning bid prices ranged from $57,000 to $63,000 per medallion. In August 1999, 150 medallions were auctioned, there were more than 1,400 bids, and the winning bid prices ranged from $67,000 to $71,000. The prices at these auctions were approximately the same as open market prices for taxi medallions that were sold in Chicago at same times.

         On January 21, 1999, the Yellow Cab Co. auctioned 175 medallions in a sealed bid auction at prices equal to the current open market value price for medallions. The Yellow Cab Co. is continuing to sell a limited number of medallions at current open market prices, in order to become a medallion service business serving the individual owner drivers who acquire the medallions.

         It has been Elk's experience that as the Chicago market has expanded, it has also become more competitive. In addition, as the City of Chicago and now Yellow Cab Co. supply medallions to the market place, Elk expects that the taxi medallion market will continue to grow, with more and more owner-drivers and individual owner-operators of multiple medallions. To the extent that there are more owner-operators and individual owner-operators of multiple medallions in the market, Elk believes that there will be increased opportunities for us to serve this market.

         Chicago city regulations set forth certain qualifications that all owners of taxi medallions must meet, and require that all security interests in medallions be registered with the Department of Consumer Services. The Department of Consumer Services also is involved (along with the City Council) in setting taxi fares, and in setting maximum lease rates that may be charged by owners to lessees of taxis, who drive them on a daily, weekly, or monthly basis.

         Chicago Marketing Strategy for Medallion Financing. At the present time, most medallion sales in Chicago are handled through brokers or attorneys. An active market place has developed in Chicago for the purchase and resale of medallions. Elk's most recent experience, in April 1999, was that medallions were selling for between $60,000 and $65,000 per medallion. In addition, the City of Chicago imposes a 5% transfer tax on a medallion held for two years or more, a 10% transfer tax on a medallion held for between one and two years, and a 25% transfer tax on a medallion held less than one year. The recent imposition of the transfer taxes, in addition to being a source of revenue to the City, was also scaled in order to inhibit speculation in the purchase and resale of taxi medallions without the intent of actually operating taxis.

         Elk believes that as many as 1,000 medallions are bought each year by purchasers, and at today's market value, this would give gross potential volume of approximately $65,000,000. If 80% of these purchases were financed, the annual market for loans to purchase medallions would be $52,000,000 per annum. In addition to purchases and sales of medallions, a substantial market exists for refinancing the indebtedness of existing owners. Based on the number of medallions currently issued and to be issued, Elk believes the market for financing transfers could exceed $60,000,000 per year.

         Boston Taxi Medallion Industry and Market. Elk began to review the Boston taxi market in the fall of 1994 and began making loans in this market in 1995. Since 1930, the Boston Police Commissioner has had exclusive jurisdiction over the regulation of taxi operations, including the issuance and transfer of medallions. The Hackney Carriage Unit of the Boston Police Department deals with taxi regulatory issues.

         By statute, the number of medallions issued in the City of Boston may not exceed 1,525, subject to increase or decrease in the Police Commissioner's discretion. The number of medallions remained essentially unchanged from the late 1940's until January 1999, when the City sold 75 additional medallions at auction. Prices at this auction exceeded $140,000 per medallion. The City of Boston has announced that it will auction another 75 medallions in September 1999.

         Under the applicable statutes and rules, Boston taxi medallions are assignable, subject to the approval of the Police Commissioner. In practice, transfer applications are submitted to the Hackney Carriage Unit, which has issued guidelines and forms for transfers. Loans by financial institutions or individuals are secured by taxi medallions and assets are routinely allowed in accordance with the Hackney Carriage Unit's "Procedures for Recording Secured Party Interest."

         Boston Marketing Strategy for Medallion Financing. The Boston taxi market services the City of Boston, which includes Logan Airport. Elk's marketing efforts have included retention of a local attorney, advertising in the CARRIAGE NEWS, a local trade newspaper, and the use of forwarding brokers. Elk's efforts have resulted in a loan portfolio of approximately $2,700,000 as of June 30, 1999.

         Medallion Industry in Metro-Dade County (Miami Area), Florida. Elk began to investigate the Miami area taxi market in 1995, and began making loans in 1996. The Miami taxi industry has been regulated on a county-wide basis in Metro-Dade County, Florida since 1981. The Passenger Transportation Regulatory Division (the "PTRD") of the Metro-Dade County Consumer Services Division oversees taxi operations and licenses in accordance with the Metro-Dade County Code.

         Until April 1999, each taxi operator in Metro-Dade County was required to obtain a "For-Hire" license. The number of licenses was limited to one license for each 1,000 of population in the county. With approximately 2,100,000 residents in the county, 2,100 licenses could have been issued; however, only 1,827 licenses are currently authorized, of which 1,824 have been issued. In 1991, a For-Hire license loan program was approved, authorizing the use of loans to purchase (but not to refinance) licenses and taxis. Any lender must be a licensed lending institution authorized to do business in Florida. Elk is currently one of only two lending institutions that are authorized to make loans to the taxi industry in Metro-Dade County. Transfers of licenses and financing arrangements are subject to prior approval by the PTRD and the County Board of Commissioners.

         For-Hire licenses were considered a privilege, not a property right. However, since licenses were limited in number, the marketplace created a "market price" or value in connection with the transfer of the license right to a purchaser. As of April 1999, the Metro- Dade County Code was amended to create a "medallion," or property right, system with a view to attracting traditional financing providers to provide the taxi industry with additional funding sources. Existing For-Hire licenses were automatically converted into medallions.

         According to official Metro-Dade County publications, approximately one-third of the currently outstanding licenses are owned by individuals or corporations that own and operate only one license. Other than 106 licenses held by one owner, the balance of the licenses are owned mainly by holders of from two to five licenses. The number of license transfers has been generally increasing in recent years, with a high of 197 transfers in 1997, with an average reported price of $51,658. However, Elk believes that the present market price of licenses/medallions in Metro-Dade County is between $65,000 and $70,000 per medallion.

         Miami Area Marketing Strategy for Medallion Financing. Elk believes that the recent change to a medallion system and an emphasis on individual operator-ownership of medallions for the future will open a large new market for taxi medallion financing in the Miami area. Since this is an emerging market, Elk is currently developing strategies to develop contacts and market Elk's financing to potential purchasers of medallions, and in the event refinancing is permitted, to those owners who may wish to refinance their medallions in the future. As of June 30, 1999, the total principal amount of Elk's outstanding taxi loans in the Miami area was approximately $1,950,000.

Commercial (Non-Taxi) Loans -- Overview

         Elk began making loans to diversified (non-taxi) small businesses ("Commercial Loans") in the New York City metropolitan area in 1985, in order to diversify its loan portfolio, which until that time had consisted almost entirely of loans to owners of New York City taxi medallions. After a period of losses in its Commercial Loan portfolio from 1991 to 1994, Elk has been increasing this portfolio on a selective basis since 1995, with a concentration on loans to operators of retail dry cleaners and laundromats. Recently, Elk has also begun geographically expanding its Commercial Loan portfolio, with loans in South Florida, Massachusetts, and North Carolina.

         Elk has chosen to concentrate its Commercial Loan portfolio in loans secured by retail dry cleaning and coin-operated laundromat equipment because of certain characteristics similar to taxi medallion lending that make these industries attractive candidates for profitable lending. These factors include:
(i) relatively high fixed rates of interest ranging from approximately 325 to 700 basis points over the prevailing Prime Rate at the time of origination, (ii) low historical repossession rates, (iii) vendor recourse in many cases, (iv) significant equity investments by borrowers, (v) an active market for repossessed equipment, and for resale of businesses as going concerns through transfers of the leasehold and business equipment to new operators, and (vi) a collateral service life that is frequently twice as long as the term of the loans. Elk estimates that there are approximately 4,000 retail dry cleaners and approximately 3,000 laundromats in the New York City metropolitan area. In addition, Elk believes that specialization in the dry cleaning and laundromat industries will permit relatively low administrative costs because documentation and terms of credit are standardized, and the consistency among the loans has simplified credit review and portfolio analysis.

         Elk further believes that other niche industries with similar characteristics will provide additional loan portfolio growth opportunities. Elk's other Commercial Loans are currently spread among other industries, including auto sales, retirement home, garden center, commercial construction, car wash, theater, restaurant, and financial services.

         Elk's Commercial Loans finance either the purchase of the equipment and related assets necessary to open a new business or the purchase or improvement of an existing business, and Elk has originated Commercial Loans in principal amounts up to $1,000,000. Elk generally retains these loans, although from time to time it sells participation interests in its loans to diversify risk, or purchases participation interests in loans generated by other SBICs.

Competition

         Banks, credit unions, and other finance companies, some of which are SSBICs and SBICs, compete with Elk in the origination of medallion loans and commercial installment loans. Finance subsidiaries of equipment manufacturers also compete with Elk. Many of these competitors have greater resources than Elk and certain competitors are subject to less restrictive regulations than Elk. As a result, Elk expects to continue to encounter substantial competition from such lenders, many of which are well-established. Therefore, there can be no assurance that Elk will be able to identify and complete financing transactions that will permit it to compete successfully.

Investment Policies

         The investment policies set forth herein constitute fundamental policies of Elk pursuant to the 1940 Act, which may be changed only by the vote of the lesser of (i) a majority of its outstanding Common Stock, or (ii) 67% of the number of shares of Common Stock present in person or by proxy at a duly held stockholder meeting at which at least 50% of the outstanding shares of Common Stock are present.

         (a) Issuance of Senior Securities. Elk may issue subordinated debentures to the SBA in the maximum amounts permissible under the 1958 Act and the applicable regulations.

         (b) Borrowing of Money. Elk has the power to borrow funds from banks, trust companies, other financial institutions, the SBA or any successor agency and/or other private or governmental sources, if determined by Elk's Board of Directors to be in its best interests.

         (c) Underwriting. Elk has not engaged, and does not intend to engage, in the business of underwriting the securities of other issuers.

         (d) Concentration of Investments. Elk may not concentrate 25% or more of its total assets in securities of issuers in any industry group except the taxicab industry. Elk will make at least 25% of its investments for financing the purchase or continued ownership of taxicab medallions, taxicabs and related assets. The balance of its investments includes, and Elk intends to continue to finance, the acquisition and/or operation of other small businesses.

         (e) Real Estate. Elk has not engaged, and does not intend to engage, in the purchase and sale of real estate. However, Elk may elect to purchase and sell real estate in order to protect any of its prior investments which it considers at risk.

         (f) Commodities Contracts. Elk has not engaged, and does not intend to engage, in the purchase and sale of commodities or commodities contracts.

         (g) Loans. Elk has made, and will continue to make, loans to Small Business Concerns in accordance with the provisions of the 1958 Act and the regulations issued by the SBA thereunder.

         (h) Writing Options. Elk has not engaged, and does not intend to engage, in the writing of options.

         (i) Short Sales. Elk has not engaged, and does not intend to engage, in short sales of securities.

         (j) Purchasing Securities on Margin. Elk has not engaged, and does not intend to engage, in the purchase of securities on margin.

         (k) Futures Contracts. Elk has not engaged, and does not intend to engage, in the purchase or sale of futures contracts.

         (l) Restricted Securities. Elk may invest up to 100% of its assets in restricted securities.

         (m) Types of Investments. Although Elk was organized primarily to provide long term loan funds to Small Business Concerns, Elk's certificate of incorporation provides Elk with the authority to invest in the equity capital of Small Business Concerns. Accordingly, Elk may make equity investments in Small Business Concerns if determined by its Board of Directors to be in the best interests of Elk. Further, except as otherwise provided by applicable regulations, there shall be no limitation on the amount of equity investments Elk may make.

         (n) Maximum Investment. Elk will not lend or otherwise invest more than the lesser of (i) 10% of its total assets or (ii) 30% of its paid-in capital attributable to its Common Stock with respect to any one Small Business Concern.

         (o) Percentage of Voting Securities. The percentage of voting securities of any one Small Business Concern which Elk may acquire may not exceed 49% of the outstanding voting equities of such Small Business Concern.

         (p) Management Control. Elk does not intend to invest in any company for the purpose of exercising control of management. However, Elk may elect to acquire control in order to protect any of its prior investments which it considers at risk.

         (q) Investment Companies. Elk has not invested, and does not intend to invest, in the securities of other investment companies.

         (r) Portfolio Turnover. Elk intends to make changes in its portfolio when, in the judgment of its Board of Directors, such changes will be in the best interest of Elk's stockholders in light of the then existing business and financial conditions. Elk does not anticipate that its loan portfolio will realize an annual turnover in excess of 50%, although there can be no assurance with respect thereto.

The Small Business Investment Act of 1958

         As the holder of a license from the SBA to operate as an SBIC, Elk qualifies for certain financing from the SBA on favorable terms as described above under the heading "Certain Financial Information," but is subject to certain restrictions and requirements under the 1958 Act and regulations promulgated by the SBA under such act (the "SBA Regulations"). These restrictions and requirements include, but are not limited to, the following:

                  (i) The interest rate charged by an SBIC on loans to small businesses may not exceed the higher of either an SBIC's certified weighted average cost of qualified borrowings, computed in accordance with SBA Regulations, or the current debenture rate, plus, in either case, seven (7) percentage points, rounded off to the next lower eighth of one percent; provided, however, that if the current debenture rate is 8% per annum or lower, an SBIC is permitted to charge up to 15%.

                  (ii) The aggregate commitments by an SBIC to any single small business enterprise may not exceed 30% of the aggregate paid-in capital and paid-in surplus of the SBIC.

                  (iii) Management and advisory services must be performed by an SBIC in accordance with a written contract and certain record-keeping requirements must be satisfied.

                  (iv) The term of SBIC loans to small businesses may not exceed 20 years.

                  (v) Prior written consent of the SBA is required in the event of any proposed transfer of control of an SBIC and any proposed transfer of 10% or more of any class of an SBIC's stock ownership by any person or group of persons acting in concert owning 10% or more of any class of an SBIC's stock.

                  (vi) Limitations are imposed on the ability of the officers, directors, managers or 10% stockholders of an SBIC to become an officer, director, manager or 10% stockholder of another SBIC.

                  (vii) Prior written consent of the SBA is required in the event of a merger, consolidation or reorganization of an SBIC.

                  (viii) SBIC funds in excess of $2,000 not invested or loaned to small businesses and not applied to the conduct of its operations are required to be deposited in, or invested in time deposits of, federally-insured banks.

                  (ix) Corporate SBICs issuing debentures after April 25, 1994 are required to amend their articles of incorporation to indicate that they have consented, in advance, to the SBA's right to require the removal of officers or directors and to the appointment of the SBA or its designee as receiver of the SBIC for the purpose of continuing to operate the company upon the occurrence of certain events of default. The regulations divide the events of default into three categories.

         The first category consists of three events that automatically accelerate all outstanding debentures without notice or demand to the SBIC, and allow the SBA to apply for receivership of the SBIC without the SBIC's objection. The events are insolvency, a voluntary assignment for the benefit of creditors, and the filing of a voluntary or involuntary petition for relief under the Bankruptcy Code.

         Under the second category, upon written notice, the SBA may demand immediate repayment or redemption of all outstanding debentures or take any other action permitted under the 1958 Act, specifically including institution of proceedings for the appointment of the SBA or its designees as a receiver of the SBIC. Nine (9) violations are included in this category, and no opportunities to cure the default are afforded the SBIC. This category of violations includes: fraud; fraudulent transfers; willful conflicts of interest; willful non-compliance of one or more of the substantive provisions of the 1958 Act or of a substantive regulation; repeated events of default; transfer of control; non-cooperation with remedial steps that the SBA may prescribe; non-notification of events of default; and non-notification of events of default to others. For the first six (6) violations listed above the SBIC will have consented to the SBA's right to require the SBIC to replace officers or directors, with persons approved by the SBA, and to the SBA's appointment as receiver for the purpose of continuing operations.

         Under the third category, which includes nine (9) violations, the SBA affords the SBIC the opportunity to cure its violations. If the SBIC fails to cure to the SBA's satisfaction, the SBA may declare the SBIC's entire indebtedness evidenced by the debentures to be immediately due and payable. The violations in this category include: excessive compensation; improper distributions; failure to make a timely payment of an SBA obligation; failure to maintain minimum regulatory capital; capital impairment; failure to pay any amount when due on any obligation greater than $100,000; nonperformance or violation of the terms and conditions of any note, debenture, or other obligation of the SBIC issued to, held or guaranteed by the SBA, or of any agreement with, or conditions imposed by, the SBA; failure to comply with one or more of the substantive provisions of the 1958 Act or regulations thereunder; and failure to maintain certain investment ratios for leverage in excess of 300% of Leverageable Capital, as defined in the 1958 Act. For the first three violations listed above, if an SBIC fails to cure such violations the SBA can require the removal of officers and directors and/or the appointment of its designee as receiver of the SBIC.

         In addition, if an SBIC repeatedly fails to comply with one or more "non-substantive" provisions of the 1958 Act or the regulations thereunder, the SBA, after written notification and until such condition is cured, may deny additional leverage to such SBIC and/or require such SBIC to take such actions as the SBA may determine to be appropriate under the circumstances. If the SBA requires the licensee to bring itself into full compliance and it fails to do so, the SBA may accelerate its leverage and take other remedies, including a receivership.

                  (x) As with debentures, corporate SBICs issuing preferred stock after April 25, 1994 are required to amend their articles of incorporation to indicate that they have consented, in advance, to the SBA's right to require the removal of officers or directors and to the appointment of the SBA or its designees as receiver of the SBIC for the purpose of continuing to operate the SBIC upon the occurrence of certain events of default. The regulations divide the events of default into four (4) categories.

         The first category consists of six (6) events, the occurrence of any of which will permit SBA, upon notice to the SBIC, to require the SBIC to replace, with individuals approved by the SBA, one or more of its officers and/or directors. In addition, the SBA can apply for the institution of an operating receivership, with the SBA or its designee as receiver. The events are: equitable or legal insolvency, or a capital impairment percentage of 100% or more and such capital impairment is not cured within the time limits set by the SBA in writing; a voluntary assignment for the benefit of creditors; the filing of a voluntary or involuntary petition for relief under the bankruptcy code; transfer of control; fraud; and fraudulent transfers.

         The second category consists of willful conflicts of interest; willful or repeated non-compliance with one or more of the substantive provisions of the 1958 Act or any substantive regulation promulgated thereunder; and failure to comply with a restriction imposed on the SBIC pursuant to the third category. Upon the occurrence of any such event, and only if the SBIC fails to remove the person(s) the SBA identifies as responsible for such occurrence and/or cure such occurrence to the SBA's satisfaction within a time period determined by the SBA, upon written notice, the SBA may replace one or more of the SBIC's officers and/or directors or obtain the appointment of the SBA or its designee as receiver of the SBIC.

         The third category lists eleven (11) events, the occurrence of any of which will allow the SBA, on written notice to the SBIC, to prohibit the SBIC from making any additional investments except for investments pursuant to legally binding commitments entered into by the SBIC prior to such notice and, subject to the SBA's prior written approval, investments that are necessary to protect the SBIC's investment; to prohibit distributions by the SBIC to any party other than the SBA, its agent or trustee, until all leverage is redeemed and amounts due are paid; to require all commitments to the SBIC to be funded at the earliest time(s) permitted in accordance with the SBIC's articles of organization; and to review and re-determine the SBIC's approved management compensation. This category of events includes the occurrence of any event listed in the first two categories; the SBIC's failure to maintain its minimum regulatory capital; capital or liquidity impairment and failure to cure the impairment within time limits set by SBA in writing; improper distributions; excessive compensation; failure to pay any amounts due under preferred securities, unless otherwise permitted by the SBA; noncompliance with one or more of the substantive provisions of the 1958 Act, or any substantive regulation promulgated thereunder; failure to maintain diversity between management and ownership, if applicable to such SBIC; failure to maintain investment ratios for leverage in excess of 300% of Leverageable Capital or preferred securities in excess of 100% of Leverageable Capital, if applicable to such SBIC, as of the end of each fiscal year; nonperformance of one or more of the terms and conditions of any preferred security or of any agreement with or conditions imposed by

SBA in its administration of the 1958 Act and the regulations promulgated thereunder; and failure to take appropriate steps to accomplish such actions as the SBA may have required for repeated non-substantive violations of the 1958 Act or the regulations promulgated thereunder.

         Under the fourth category if an SBIC repeatedly fails to comply with any one or more of the non-substantive provisions of the 1958 Act or any non-substantive regulation promulgated thereunder, the SBA, after written notification to the SBIC and until such condition is cured to the SBA's satisfaction, can deny additional leverage to such SBIC and/or require such SBIC to take such actions as the SBA may determine to be appropriate under the circumstances.

                  (xi) An SBIC may not control (as such term is defined under applicable SBA Regulations) its investee companies except to the extent temporarily required to protect its investment. Additionally, SBA Regulations require SBICs to conduct active operations. An SBIC is inactive and thus violates SBA Regulations if at the close of any fiscal year it has more than 25% of its assets in idle funds and if it has failed to provide financing aggregating 25% of the average amount of its idle funds during the past eighteen months. The SBA requires the SBIC to submit written justification of such inactivity.

                  (xii) As part of the regulatory framework, SBICs are subject to examinations by SBA agents at least bi-annually and are required to pay examination fees and maintain certain records, files, internal control programs and reports. Moreover, the SBA is authorized to suspend an SBIC's license, issue cease and desist orders, remove officers and directors of an SBIC, subpoena witnesses and records, apply for injunctions to the appropriate district court, and apply for further acts of enforcement to the appropriate U.S. Circuit Court of Appeals.

         The foregoing summary of certain requirements under the 1958 Act and regulations thereunder does not purport to be complete and investors are urged to consult the 1958 Act and regulations thereunder for more detailed information. See below under the heading "Tax Considerations" for a discussion of the taxation of SBICs.

The Investment Company Act of 1940; Election to Become a BDC

         Ameritrans and Elk are closed-end, non-diversified management investment companies that have elected to be treated as BDCs and, as such, are subject to regulation under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. In addition, the 1940 Act provides that a BDC may not change the nature of its business so as to cease to be, or to withdraw its election as, a BDC unless so authorized by the vote of a "majority of its outstanding voting securities," as defined under the 1940 Act.

         BDCs are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock (collectively, "senior securities," as defined under the 1940 Act) senior to the shares of Common
Stock offered hereby if their asset coverage of such indebtedness and all senior securities is at least 200% immediately after each such issuance. Subordinated SBA debentures, preferred stock guaranteed by or issued to the SBA by Elk, and Elk bank borrowings are not subject to this asset coverage test. In addition, while senior securities are outstanding, provision must be made to prohibit the declaration of any dividend or other distribution to stockholders (except stock dividends) or the repurchase of such securities or shares unless Elk meets the applicable asset coverage ratios at the time of the declaration of the dividend or distribution or repurchase. Ameritrans and Elk have requested that the SEC grant certain relief from the asset coverage ratios applicable to BDCs.

         Under the 1940 Act, a BDC may not acquire any asset other than Qualifying Assets unless, at the time the acquisition is made, certain Qualifying Assets represent at least 70% of the value of the company's total assets. The principal categories of Qualifying Assets relevant to Elk's proposed business are the following:

         (1) Securities purchased in transactions not involving a public offering from the issuer of such securities, which issuer is an eligible portfolio company. An "eligible portfolio company" is defined in the 1940 Act as any issuer which:

                  (a) is organized under the laws of, and has its principal place of business in, the United States;

                  (b) is not an investment company other than an SBIC wholly-owned by the BDC; and

                  (c) satisfies one or more of the following requirements:

                      (i) the issuer does not have a class of securities with respect to which a broker or dealer may extend margin credit; or

                      (ii) the issuer is controlled by a BDC and the BDC has an affiliated person serving as a director of issuer;

                      (iii) the issuer has total assets of not more than $4,000,000 and capital and surplus (stockholders' equity less retained earnings) of not less than $2,000,000, or such other amounts as the SEC may establish by rule or regulation; or

                      (iv) the issuer meets such requirements as the SEC may establish from time to time by rule or regulation.

         (2) Securities for which there is no public market and which are purchased in transactions not involving a public offering from the issuer of such securities where the issuer is an eligible portfolio company which is controlled by the BDC.

         (3) Securities received in exchange for or distributed on or with respect to securities described in (1) or (2) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

         (4) Cash, cash items, government securities, or high quality debt securities maturing in one year or less from the time of investment.

         In addition, a BDC must have been organized (and have its principal place of business) in the United States for the purpose of making investments in the types of securities described in (1) or (2) above. In order to count securities as Qualifying Assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must make available to the issuer of the securities significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available the required managerial assistance. Elk believes that the common stock of Elk to be held by Ameritrans will be Qualifying Assets.

Security Ownership of Principal Stockholders and Management

         The following table sets forth certain information as to (i) those persons who, to Elk's knowledge, owned 5% or more of its outstanding
Common Stock as of June 30, 1999, (ii) each of Elk's directors and (iii) all of Elk's officers and directors as a group. Except as set forth below or in "Management," the address of each person listed below is the address of Elk.

                                                             Percentage of
                               Number of Shares of            Outstanding
Name                           Common Stock Owned         Common Stock Owned
----                           -------------------        ------------------
*Gary C. Granoff                     350,708(1)                      19.0%

*Ellen M. Walker                      57,374(2)                       3.1%

*Lee A. Forlenza                      48,095(3)                       2.6%

*Steven Etra                         133,016(4)                       7.2%

Marvin Sabesan                        84,417(5)                       4.8%

Paul Creditor                          7,556(6)                      **

Allen Kaplan                          10,556(7)                      **

John L. Acierno                        5,556(8)                      **

John R. Laird                            100                         **

Howard F. Sommer                          --                         **

Dan M. Granoff                       155,979(9)                       8.9%
Children's Hospital
Oakland Research
Institute
747 52nd Street
Oakland, CA

Alexander Nash                        96,600(10)                      5.5%
20 W. Lincoln Avenue
Valley Stream, NY

Paul D. Granoff                      143,179(11)                      8.2%
c/o  Rush-Copley
Medical Center
1900 Ogden Avenue
Aurora, IL  60504

All Officers and                     726,890(12)                     38.9%
Directors as a group
(12 persons)

------------------------------------
* Gary C. Granoff, Ellen M. Walker, Lee A. Forlenza, and Steven Etra are each "interested persons" with respect to Ameritrans and Elk, as such term is defined in the 1940 Act.

**   Less than 1%.

1. Excludes (i) 24,933 shares owned directly or indirectly by Mr. Granoff's wife, as to which he disclaims beneficial ownership and (ii) 10,500 shares owned by one of Mr. Granoff's sons, as to which shares he does not exercise any control and disclaims beneficial ownership. Includes (i) 10,900 shares owned by The Granoff Family Foundation, a charitable foundation of which Mr. Granoff and his father, mother, and brother, Dan M. Granoff, are trustees; (ii)

     35,321 shares held by Mr. Granoff as trustee for his children and other family members; (iii) 261 shares held by GCG Associates Inc., a corporation owned by Mr. Granoff ; (iv) 76,084 shares owned by DAPARY Management Corp., a corporation controlled by Mr. Granoff and (v) 30,000 shares issuable upon the exercise of five-year options issued under the 1998 Employee Plan. See "-- Stock Option Plans -- 1998 Employee Plan."

2. Includes (i) 200 shares held by Ms. Walker as custodian for her son; (ii) 22,800 shares held by various trusts of which Ms. Walker is a trustee and as to which she disclaims beneficial ownership (Mr. Granoff retains a reversionary interest in 21,000 of such shares), and (iii) 20,000 shares issuable upon the exercise of ten-year options issued under the 1998 Employee Plan. See "-- Stock Option Plans -- 1998 Employee Plan."

3. Includes 17,500 shares issuable upon the exercise of ten-year options issued to under the 1998 Employee Plan. See "-- Stock Option Plans -- 1998 Employee Plan."

4.   Includes (i) 29,022 shares held by Mr. Etra and his wife as joint tenants;
     (ii) 27,000 shares held by Mr. Etra's wife; (iii) 1,500 shares held by Mr. Etra's son; (iv) 10,000 shares held by SRK Associates LLC, a limited liability company controlled by Mr. Etra, (v) 10,000 shares held by Lance's Property Development Corp. Pension Plan, of which Mr. Etra is a trustee and
     (vi) 17,500 shares issuable upon the exercise of ten-year options issued under the 1998 Employee Plan. See "-- Stock Option Plans -- 1998 Employee Plan."

5. Includes 21,387 shares held by Mr. Sabesan and his wife as joint tenants and 28,551 shares held by his wife. Mr. Sabesan disclaims beneficial ownership of the 28,551 shares held by his wife. Also includes 5,556 shares issuable upon the exercise of ten-year options issued under Elk's 1998 Non-Employee Director Plan (the "1998 Director Plan"). See "- Stock Option Plans - 1998 Director Plan."

6. Includes 5,556 shares issuable upon the exercise of ten-year options issued under the 1998 Director Plan. See "- Stock Option Plans - 1998 Director Plan."

7. Includes 5,556 shares issuable upon the exercise of ten-year options issued under the 1998 Director Plan. See "- Stock Option Plans - 1998 Director Plan."

8. Consists of 5,556 shares issuable upon the exercise of ten-year options issued under the 1998 Director Plan. See - Stock Option Plans - 1998 Director Plan."

9. Includes (i) 10,900 shares owned by a charitable foundation, of which N. Henry Granoff, his wife, Jeannette Granoff, Gary C. Granoff and Dr. Dan M. Granoff are the trustees, and (ii) 2,800 shares held in an IRA rollover account for the benefit of Dr. Granoff.

10. Includes (i) 6,500 shares held by Dr. Nash as custodian for his daughter and (ii) 52,900 shares held by his wife, as to which shares Dr. Nash disclaims beneficial ownership.

11. Includes 40,049 shares held by Paul Granoff directly, 77,630 held by Granoff Family Partners Ltd., of which Dr. Paul Granoff is a general partner, and 25,500 shares held by the Granoff Pediatric Associates Profit Sharing Plan. Excludes 14,127 shares held by Dr. Granoff's wife, of which shares he disclaims beneficial ownership.

12. Includes 100,000 shares issuable upon the exercise of 30,000 five-year and 70,000 ten-year options issued under the 1998 Employee Plan and 22,224 shares issuable upon the exercise of ten-year options issued under the 1998 Director Plan. See "- Stock Option Plans - 1998 Employee Plan -- 1998 Director Plan."

         Except pursuant to applicable community property laws or as described above, each person listed in the table above has sole voting and investment power, and is both the owner of record and the beneficial owner of his or her respective shares.

         Persons listed above, for as long as they continue to be officers and/or directors of Elk or to hold 5% percent or more of Elk's outstanding Common Stock, will be deemed "affiliated persons" of Elk, as such term is defined in the 1940 Act.

Management

Directors and Executive Officers

         The following table sets forth certain information concerning the directors and executive officers of Elk:

Name                     Address                           Position
----                     -------                           --------
Gary C. Granoff(1)(2)    c/o Elk Associates                President and Chairman of Board
                         Funding Corporation               of Directors
                         747 Third Avenue
                         New York, New York

Name                     Address                           Position
----                     -------                           --------
Ellen M. Walker(1)(2)    c/o Elk Associates                Vice President, General Counsel
                         Funding Corporation               and Director
                         747 Third Avenue
                         New York, New York

Lee A. Forlenza(1)(2)    c/o Elk Associates                Vice President and Director
                         Funding Corporation
                         747 Third Avenue
                         New York, New York


Steven Etra              55-25 58th Street                 Vice President and Director
                         Maspeth, New York

Margaret Chance(2)       c/o Elk Associates                Secretary
                         Funding Corporation
                         747 Third Avenue
                         New York, New York


Silvia M. Mullens(2)     c/o Elk Associates                Vice President
                         Funding Corporation
                         747 Third Avenue
                         New York, New York


Marvin Sabesan           c/o Pearl River Textiles, Inc.    Director

                         57 West 38th Street
                         New York, New York


Paul Creditor            747 Third Avenue, Ste. 4C         Director
                         New York, New York


Allen Kaplan             c/o Team Systems, Inc.            Director
                         30-17 40th Avenue
                         Long Island City, New York

John L. Acierno          c/o Executive Charge, Inc.        Director
                         1440 39th Street
                         Brooklyn, New York

John R. Laird            481 Canoe Hill Road               Director
                         New Canaan, CT

Howard F. Sommer         c/o  New York Community           Director
                         Investment Co., LLC
                         120 Broadway
                         New York, NY

------------------------------------

(1) Ellen M. Walker, Gary C. Granoff and Lee A. Forlenza are officers and stockholders in the law firm of Granoff, Walker & Forlenza, P.C.

(2) As BDCs under the 1940 Act, a majority of the directors of both Ameritrans and Elk are required to be individuals who are not "interested persons" of the company. Gary C. Granoff, Ellen M. Walker, Lee A. Forlenza,

    Steven Etra, Margaret Chance and Silvia Mullens are each "interested persons" with respect to both Elk and Ameritrans, as such term is defined in the 1940 Act.

         Gary C. Granoff, age 51, has been President and a director of Ameritrans since its formation and of Elk since its formation in July 1979 and Chairman of the Board of Directors since December 1995. Mr. Granoff has been a practicing attorney for the past twenty-six years and is presently an officer and stockholder in the law firm of Granoff, Walker & Forlenza, P.C. Mr. Granoff is a member of the bar of the State of New York and the State of Florida and is admitted to the United States District Court of the Southern District of New York. Mr. Granoff is also President and the sole stockholder of GCG Associates, Inc. ("GCG"), Elk's former investment adviser. He has served as President and the sole stockholder of Seacrest Associates, Inc., a hotel operator, since August 1994. Mr. Granoff has also been President and a director since June 1996 of Gemini Capital Corporation ("Gemini"), a company primarily engaged in the business of making consumer loans, and he has been a director of Enviro-Clean of America, Inc. since September 1999. In February 1998, Mr. Granoff was elected to and is presently serving as a trustee on the Board of Trustees of The George Washington University. Mr. Granoff holds a Bachelor of Business Administration degree in Accounting and a Juris Doctor degree (with honors) from The George Washington University.

         Ellen M. Walker, age 44, has been a Vice President, General Counsel and a director of Ameritrans since its formation and a Vice President and General Counsel of Elk since July 1983. She was a director of Elk from July 1983 to August 1994, and has been a director of Elk since 1995. Ms. Walker has been a practicing attorney for more than seventeen years and she is presently an officer and stockholder in the law firm of Granoff, Walker & Forlenza, P.C.
Ms. Walker is a member of the Bar of the State of New York and she is admitted to the United States District Court of the Southern District of New York. Since August 1983 Ms. Walker has been Vice President of GCG. Ms. Walker has been a director, Vice President and General Counsel of Gemini since June 1996. Ms. Walker received a Bachelor of Arts degree from Queens College and obtained her Juris Doctor degree with honors from Brooklyn Law School.

         Lee A. Forlenza, age 42, has been a Vice President and a director of Ameritrans since its formation, a Vice President of Elk since March 1992, and a director of Elk since January 1995. Mr. Forlenza has been a practicing attorney since February 1983 and is presently an officer and stockholder in the law firm of Granoff, Walker & Forlenza, P.C. Since March 1992 Mr. Forlenza has been an investment analyst for GCG. Mr. Forlenza has also been Vice President, Secretary and a director of Gemini since June 1996. Mr. Forlenza was Vice President of True Type Printing, Inc. from 1976-1995 and has been President since May 1995. From 1983 through 1986 Mr. Forlenza was an attorney with the SBA. Mr. Forlenza graduated Phi Beta Kappa from New York University and obtained his Juris Doctor degree from Fordham University School of Law.

<* 1 moved from here; text not shown>

Steven Etra, age 50, has been a Vice President and a director of Ameritrans since its inception, a Vice President of Elk since January 1999, and a director of Elk since November 1995. Mr. Etra has been Sales Manager since 1975 of Manufacturers Corrugated Box Company, a company owned by Mr. Etra's family for more than seventy-five years. Mr. Etra has also been a director of Gemini since June 1996 and has been a director of Enviro-Clean of America, Inc. since January 1999. Mr. Etra has extensive business experience in investing in emerging companies.

         Margaret Chance, age 45, has been Secretary of Ameritrans since its inception and Secretary of Elk and involved in loan administration since November 1980. Ms. Chance is the office manager of Granoff, Walker & Forlenza, P.C. and has served as the Secretary of GCG Associates Inc., since January 1982. Ms. Chance holds a paralegal certificate.

         ** 1 Silvia Maria Mullens, age 48, has been a Vice President of Ameritrans since its inception, a Vice President of Elk since 1996, and the Loan Administrator of Elk since February 1994. Prior to joining Elk, she was the Legal Coordinator for Castle Oil Corporation from September 1991 through June 1993 and from June 1993 through January 1994, a legal assistant specializing in foreclosures in the law firm of Greenberg & Posner. Ms. Mullens received a B.A. from Fordham University and an M.B.A. from The Leonard Stern School of Business Administration of New York University.

         Marvin Sabesan, age 70, has been a director of Ameritrans since its inception and a director of Elk since July 1982. Mr. Sabesan has been employed by Pearl River Textiles, Inc. as an executive since 1990. He was an Executive Vice President of N.O.L. Inc., a lingerie company, from 1988 to 1990. Mr. Sabesan was an Executive Vice President of A.J. Schneierson & Son, a clothing manufacturer from 1971 to 1987.

         Paul Creditor, age 63, has been a director of Ameritrans since its inception and a director of Elk since November 1995. Mr. Creditor has been a practicing attorney since 1961, engaging in the general practice of law and specializing in corporate law. From 1974 through 1979 he served as an elected Judge in Suffolk County, New York. He also served as counsel to the New York State Constitutional Convention and various State Agencies and Commissions.

         Allen Kaplan, age 49, has been a director of Ameritrans since its inception and a director of Elk since November 1995. Mr. Kaplan has been since November 1986, Vice President and Chief Operating Officer of Team Systems, Inc., a company which manages and operates more than 200 New York City medallion taxis. Mr. Kaplan is currently Vice President of the Metropolitan Taxicab Board of Trade, a trade association consisting of 22 member fleets representing 1,200 New York City medallions.

         John L. Acierno, age 41, has been a director of Ameritrans since its inception and a director of Elk since October 1997. Mr. Acierno has served as president of Executive Charge Inc. and its affiliated companies for the last ten years. During that time, Executive Charge Inc. has become the largest executive sedan operation in the United States with over 1,300 vehicles servicing the greater New York Metropolitan area. His background includes practicing law as a labor attorney for Proskauer Rose and serving as counsel for R.H. Macy & Co. Mr. Acierno was founder and immediate past president for the last six years of the Black Car Assistance Corporation, the organization which serves as the New York black car industry association. He was named International Taxicab and Limousine Association Premium Service Operator of the Year for 1996. Mr. Acierno graduated Phi Beta Kappa from Tufts University, and Cum Laude from Cornell Law School.

         John R. Laird, age 57, has been a director of Ameritrans and of Elk since January 1999. Mr. Laird has been a private investor since 1994, when he retired from Shearson Lehman Brothers Inc. ("Shearson"). Mr. Laird served as President and Chief Executive Officer of the Shearson Lehman Brothers Division of Shearson and as a member of the Shearson Executive Committee from 1992 to 1994. Mr. Laird was also Chairman and Chief Executive Officer of The Boston Company, a subsidiary of Shearson, from 1990 until its sale by Shearson in 1993. From 1977 to 1989 Mr. Laird was employed by American Express in various capacities including Senior Vice President and Treasurer. He also is and has been a member of boards of various cultural and philanthropic organizations, including but not limited to, the Corporate Advisory Committee of the Boston Museum of Fine Arts and the Board of Overseers for the Boston Symphony Orchestra. Mr. Laird received a B.S. in finance and an M.B.A. from

Syracuse University and attended the Advanced Management Program at Harvard Business School.

         Howard F. Sommer, age 59, has been a director of Ameritrans and of Elk since January 1999. Mr. Sommer has been President and Chief Executive Officer of New York Community Investment Company L.L.C., an equity investment fund providing long-term capital to small businesses throughout the State of New York, since 1995. Mr. Sommer was President of Fundex Capital Corporation from 1978 to 1995, President of U.S. Capital Corporation from 1973 to 1995, worked in management consulting from 1971 to 1973 and held various positions at IBM and Xerox Corporations from 1962 to 1971. Mr. Sommer was also a member of the Board of Directors for the National Association of Small Business Investment Companies, serving on its executive committee from 1989 to 1993 and as Chairman of the Board in 1994. He received a B.S. in electrical engineering from City College of New York and attended the Graduate School of Business at New York University.

         Elk's directors are actively involved in the oversight of its affairs, including financial and operational issues, credit and loan policies, asset valuation, and strategic direction.


Compliance with Section 16(a) of the 1934 Act

         Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires Elk's officers and directors, and persons who own more than 10% of the Elk Common Stock, to file initial reports of beneficial ownership and changes in beneficial ownership with the SEC and to furnish Elk with copies of all reports filed.

         Based solely on a review of the forms furnished to Elk, or written representations from certain reporting persons, Elk believes that all persons who were subject to Section 16(a) in fiscal 1999 complied with the filing requirements.

Committees of the Board and Meeting Attendance

         The Audit Committee is comprised of Paul Creditor, John Acierno and Gary Granoff. The function of the Audit Committee is to review the internal accounting control procedures of Elk, review the consolidated financial statements of Elk and review with the independent public accountants the results of their audit.

         The 1998 Employee Plan Committee consists of Messrs. Sabesan, Kaplan, Creditor and Acierno. The function of the 1998 Employee Plan Committee is to administer Elk's 1998 Employee Plan.


         The Holding Company Committee consists of Steven Etra and Lee Forlenza. The purpose of the Holding Company Committee is to oversee the formation and capitalization of, and the transactions with, Ameritrans.


         The Board of Directors does not have standing nominating or compensation committees. The Board of Directors held four formal meetings during fiscal 1999. Mr. Acierno attended 25% of the Board meetings and all committee meetings, Mr. Kaplan attended 50% of the Board meetings and all committee meetings, and each other director attended 100% of the meetings of the Board of Directors and all committees of the Board on which he or she served.

Compensation of Directors and Executive Officers

         The following table sets forth certain compensation information for the fiscal year ended June 30, 1999 for Elk's (i) Chief Executive Officer; (ii) Directors and (iii) up four of Elk's most highly compensated executive officers, other than the Chief Executive Officer, whose total annual salary and bonus exceed $100,000 (the "Named Executive Officers").

         Officers' salaries constitute a major portion of Elk's total "management fee compensation," which must be approved by the SBA. The SBA has approved total officer and employee compensation of $648,000 for Elk for fiscal 1999. This amount includes officers' salaries, other salaries, and employee benefits.

                                    Summary Compensation Table

                                                                                                              Long Term
                                                                                                            Compensation
                                                                                                       (Shares of Common Stock
                                                                                Other Annual               issuable upon
Name and Principal Position                        Salary($)                   Compensation($)          exercise of options)
---------------------------                        ---------                   ---------------          --------------------
Gary C. Granoff, President and Chairman of the      225,712                       44,000(1)                   30,000(3)
Board of Directors

Ellen M. Walker, Vice President, General            103,917                       15,000(2)                   20,000(3)
Counsel and Director

                                                                                Long Term
                                                                              Compensation
                                                                            (Shares of Common
                                                                           Stock issuable upon
                                                Directors Fees($)         exercise of options)
                                                -----------------         --------------------
Lee A. Forlenza, Vice President and                 51,750(4)                   17,500(3)
Director

Steven Etra, Vice President and                      5,000(5)                   17,500(3)
Director

Marvin Sabesan, Director                             5,000                       5,556(6)

Paul Creditor, Director                              5,000                       5,556(6)

Allen Kaplan, Director                               5,000                       5,556(6)

John L. Acierno, Director                            3,500                       5,556(6)

John R. Laird, Director                              3,250

Howard F. Sommer, Director                           3,250


------------------------------------

(1) Consists of $20,000 of reimbursed expenses and a $24,000 contribution to Elk's Simplified Employee Pension Plan ("SEP").

(2)  Consists of a $15,000 contribution to the SEP.

(3) Consists of shares issuable upon the exercise of options granted under Elk's 1998 Employee Incentive Stock Option Plan (the "1998 Employee Plan").

(4) Includes $45,000 of salary and a $6,750 contribution to the SEP paid to Mr. Forlenza in his capacity as an officer of Elk.

(5) Includes $2,500 of salary paid to Mr. Etra in his capacity as an officer of Elk, and $2,500 of director's fees paid to Mr. Etra prior to his appointment as an officer of Elk.

(6) Consists of shares issuable upon the exercise of options granted under Elk's 1998 Non-Employee Director Stock Option Plan (the "1998 Director Plan").

         No cash bonuses were paid to any officers in fiscal 1999. Salary increases were authorized for Gary C. Granoff ($15,000), Ellen M. Walker ($10,000) and Lee A. Forlenza ($5,000), effective July 1, 1999. The other officers are receiving, in the aggregate, the same compensation from Elk and/or Ameritrans as was paid by Elk as of the end of the fiscal year ended June 30, 1999. However, if the Share Exchange is completed, it is anticipated that future compensation will be allocated between Elk and Ameritrans, based upon factors determined by their respective Boards of Directors. The Boards of Directors may increase such compensation, in the form of salary increases for bonuses, for the fiscal year ending June 30, 2000.

         Elk has a policy of paying its directors who are not employees fees of $750 for each meeting attended. Elk pays each non-affiliated director a minimum fee of $2,000 per year in addition to the fees paid for each meeting attended. Eligible non-employee directors are entitled to participate in Elk's 1998 Director Plan. The non-employee directors receive no other compensation for their services to Elk.

         Employee directors of Elk are eligible to participate in Elk's Simplified Employee Pension Plan and its 1998 Employee Plan. Elk does not provide any other pension or retirement plan with respect to its directors or employees.

         The following table sets forth certain information regarding options granted during the fiscal year ended June 30, 1999 by Elk to the following Named Executive Officers:


                                         Option Grants -- Individual Grants

                                                                                           Potential Realizable
                          Number of        Percent of                                        Value at Assumed
                          Securities      Total Options                                      Annual Rates of
                          Underlying       Granted to       Exercise                           Stock Price
                           Options        Employees in        Price        Expiration        Appreciation for
Name                      Granted(#)       Fiscal Year    ($/share)(1)        Date            Option Term(2)
----                      ----------      -------------   ------------     ----------      --------------------
                                                                                            5%($)      10%($)
                                                                                           -------    -------
Gary C. Granoff               30,000             30.0%             9.77      1/11/04        47,400    136,800

Ellen M. Walker               20,000             20.0%             8.88      1/11/09       112,400    284,400



                               Aggregated Option Exercises in the Last Fiscal Year and Year-End Option Values

                                 Shares Acquired on       Unexercised Options          Value of In-The-Money
Name                                  Exercise                at Year End             Options at Year End(1)
----                             ------------------       -------------------          ---------------------

Gary C. Granoff                          0                      30,000                        $51,000

Ellen M. Walker                          0                      20,000                        $40,400


------------------------------------
(1)  All the options are currently exercisable.



Report of the Board of Directors as to Compensation Matters

         The objectives of Elk's executive compensation program are to establish compensation levels designed to enable Elk to attract, retain and reward executive officers who contribute to the long-term success of Elk so as to enhance stockholder value. The Board of Directors makes decisions each year regarding executive compensation, including annual base salaries and bonus awards, and the 1998 Employee Plan Committee, consisting of non-interested directors, will make decisions each year regarding stock option grants. Option grants are key components of the executive compensation program and are intended to provide executives with an equity interest in Elk so as to link a meaningful portion of the compensation of Elk's executives with the performance of Elk's Common Stock. This report is submitted by the full Board of Directors and addresses the compensation policies for fiscal 1999 as they affected Gary C. Granoff, in his capacity as the Chief Executive Officer of the Company, as well as each of Elk's other officers.

Compensation Philosophy

         Elk's executive compensation philosophy is based on the belief that competitive compensation is essential to attract, motivate and retain highly qualified and industrious employees. Elk's policy is to provide total compensation that is competitive for comparable work and comparable corporate performance. The compensation program includes both motivational and retention-related compensation components. Bonuses may be included to encourage effective performance relative to current plans and objectives. Stock options are included to help retain productive people and to more closely align their interests with those of stockholders.

         In executing its compensation policy, Elk seeks to relate compensation with Elk's financial performance and business objectives, reward high levels of individual performance and tie a significant portion of total executive compensation to both the annual and long-term performance of Elk. While compensation survey data are useful guides for comparative purposes, Elk believes that a successful compensation program also requires the application of judgment and subjective determinations of individual performance, and to that extent the Board of Directors applies judgment in reconciling the program's objectives with the realities of retaining valued employees.

Executive Compensation Program

         Annual compensation for Elk's executives consists of two principal elements: cash compensation, consisting of salaries and bonuses, and stock options.

         Cash Compensation

         In setting the annual base salaries for Elk's executives, the Board of Directors reviews the aggregate salary and bonus compensation for individuals in comparable positions with other companies, including competitors of Elk, and adjusts such amounts to reflect individual performance. Many of these companies are specialty finance companies. Elk also regularly compares the salary levels of its executive officers with other leading companies.

         Increases in annual base salary are based on a review and evaluation of the performance of the activity for which the executive has responsibility, the impact of that activity on Elk and the skills and experience required for the job, coupled with a comparison of these elements with similar elements for other executives both inside and outside Elk.

         Cash bonuses are tied directly to Elk's financial performance and the contribution of the executive to such performance.

         Equity Ownership

         Executive officer compensation also includes long-term incentives afforded by options to purchase shares of Common Stock. The purposes of Elk's stock ownership program are to (i) highlight and reinforce the mutuality of long-term interests between employees and the stockholders and (ii) to assist in the attraction and retention of critically important key executives, managers and individual contributors who are essential to Elk's growth and development.

         Elk's stock option plans were adopted in 1998. The purpose of these plans is to orient Elk's executive officers and non-employee directors to longer term success. The options granted to date under the 1998 Employee Plan were granted to persons who had been associated with Elk for at least five (5) years and, consequently, were immediately vested in full. Options granted in the future under the 1998 Employee Plan (or the Ameritrans 1999 Employee Plan, if the Share Exchange is completed) may be immediately vesting or may vest over a period of years after the date of grant. If employees leave Elk before the end of these vesting periods, they would forfeit the unvested portions of these awards.

         The number of shares of Elk Common Stock subject to option grants under the 1998 Employee Plan is generally intended to reflect the significance of the executive's current and anticipated contributions to Elk. The exercise price of options granted by Elk is required under the 1940 Act to equal not less than 100% of the fair market value per share on the date of grant (110% for options granted to any holder of 10% or more of the outstanding Elk Common Stock). Prior to determining the 1999 option grants to Elk's executives, the Board of Directors considered the equity compensation policies of competitors and other companies, both privately held and publicly traded, with comparable capitalizations. The value realizable from exercisable options is dependent upon the extent to which Elk's performance is reflected in the price of the Elk Common Stock at any particular point in time. However, the decision as to whether such value will be realized through the exercise of an option in any particular year is primarily determined by each individual within the limits of the vesting schedule and not by the Board of Directors.

         The grant of options under the 1998 Director Plan and the Ameritrans 1999 Director Plan is automatic.

Simplified Employee Pension Plan

         In 1996, Elk adopted a simplified employee pension plan covering all eligible employees of Elk. Contributions to the plan are at the discretion of the Board of Directors. During the fiscal year ended June 30, 1999, contributions amounted to $64,137.

Gary C. Granoff's Fiscal 1999 Compensation

         The Board of Directors has set Gary C. Granoff's total annual compensation at a level it believes to be competitive with the chief executive officers of similarly capitalized specialty finance companies. Gary C. Granoff, in his capacity as Chief Executive Officer, is eligible to participate in the same executive compensation program available to Elk's other senior executives.

Interlocks and Insider Participation

     Elk does not currently have a compensation committee, and the Board of Directors as a whole considers executive compensation matters. Each of Messrs. Granoff, Forlenza and Etra and Ms. Walker, all of whom are executive officers and directors of Elk, is an "interested person" as such term is defined in
Section 2(a)(19) of the 1940 Act.

Stock Option Plans

         The descriptions of the stock option plans set forth below are qualified in their entirety by reference to the text of the plans.

1998 Employee Plan.

         Elk's Board of Directors, including a majority of the non-interested directors, has adopted, subject to stockholder approval, an employees stock option plan (the "1998 Employee Plan") in order to link the personal interests of key employees to the long-term financial success of Elk and the growth of stockholder value. The 1998 Employee Plan was approved by the stockholders at the Elk Annual Meeting of Stockholders held on September 28, 1998. The 1998 Employee Plan authorizes the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code for the purchase of an aggregate of 125,000 shares (subject to adjustment for stock splits and similar capital changes) of Common Stock to employees of Elk. By adopting the 1998 Employee Plan, the Board believes that Elk will be better able to attract, motivate and retain as employees people upon whose judgment and special skills the success of Elk in large measure depends. As of the date of this Proxy Statement/Prospectus, options to purchase an aggregate of 100,000 shares of Common Stock had been granted to various officers. Options for 70,000 shares are exercisable for 10 years from the date of grant at a price of $8.88 per share (the fair market value of the Common Stock on the date of grant), and options for 30,000 shares are exercisable for five (5) years from the date of grant at a price of $9.77 per share. Accordingly, 25,000 shares of Common Stock were available for future awards under the 1998 Employee Plan.

         An employee stock option plan (the "Ameritrans Employee Plan") that is substantially identical to the 1998 Employee Plan has been adopted by Ameritrans and received stockholder approval. If the Share Exchange is completed, the Ameritrans Employee Plan will be the successor to the 1998 Employee Plan, and options issued under the 1998 Employee Plan will be deemed to have been issued by Ameritrans and will be issuable to purchase Ameritrans common stock.

         The 1998 Employee Plan will be administered by the 1998 Employee Plan Committee of the Board of Directors, which will be comprised solely of non-employee directors (who are "outside directors" within the meaning of Section 152(m) of the Internal Revenue Code of 1986, as amended (the "Code") and "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act") (the "Committee")). The Committee can make such rules and regulations and establish such procedures for the administration of the 1998 Employee Plan as it deems appropriate.

         The exercise price of an incentive stock option must be at the fair market value of Elk's Common Stock on the date of grant (110% of the fair market value for stockholders who, at the time the option is granted, own more than 10% of the total combined classes of stock of Elk or any subsidiary). No employees may exercise more than $100,000 in options held by them in any year.

         No option may have a term of more than ten years (five years for 10% or greater stockholders). Options generally may be exercised only if the option holder remains continuously associated with Elk or a subsidiary from the date of grant to the date of exercise. However, options may be exercised upon termination of employment or upon death or disability of any employee within certain specified periods.

         The following is a general summary of the federal income tax consequences under current tax law of incentive stock options ("ISOs"). It does not purport to cover all of the special rules, including special rules relating to persons subject to the reporting requirements of Section 16 under the 1934 Act who do not hold the shares acquired upon the exercise of an option for at least six months after the date of grant of the option and special rules relating to the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

         An optionee will not recognize taxable income for federal income tax purposes upon the grant of an ISO.

         Upon the exercise of an ISO, the optionee will not recognize taxable income. If the optionee disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to him or her, the optionee will recognize long-term capital gain or loss and Elk will not be entitled to a deduction. However, if the optionee disposes of such shares within the required holding period, all or a portion of the gain will be treated as ordinary income and Elk will generally be entitled to deduct such amount.

         In addition to the federal income tax consequences described above, an optionee may be subject to the alternative minimum tax.

Non-Employee Director Plan.

         Elk's Board of Directors adopted, subject to stockholder approval, a stock option plan for non-employee directors (the "1998 Director Plan") in order to link the personal interests of such non-employee directors to the long-term financial success of Elk and the growth of stockholder value. The 1998 Director Plan was approved by the stockholders at the Elk Annual Meeting of Stockholders held on September 28, 1998. The 1998 Director Plan provides for the automatic grant of options to directors of Elk who are not employees, officers or interested persons of Elk (an "Eligible Director"). By adopting the Director Plan, the Board believes that Elk will be better able to attract, motivate and retain as directors people upon whose judgment and special skills the success of Elk in large measure depends. A non-employee director stock option plan (the "Ameritrans Director Plan;" together with the 1998 Director Plan, the "Director Plans") that is substantially identical to the 1998 Director Plan has been adopted by Ameritrans and received stockholder approval. If the Share Exchange is completed, the Ameritrans Director Plan will be the successor to the Director Plan, and options issued under the 1998 Director Plan will be deemed to have been issued by Ameritrans and will be issuable to purchase Ameritrans common stock. Elk and Ameritrans submitted an application for, and on August 31, 1999 (the "Approval Date"), received an exemptive order relating to the Director Plans. In accordance with the provisions of the 1940 Act, the automatic grant of options under the Director Plans could not occur until after the date of the Approval Date. Accordingly, on August 31, 1999, options to purchase 5,556 shares of Elk Common Stock at an exercise price of $9.00 per share were granted to each of Messrs. Sabesan, Creditor, Kaplan, and Acierno.

         The total number of shares for which options may be granted from time to time under the 1998 Director Plan is 75,000 shares.

         The 1998 Director Plan provides that an Eligible Director serving on Elk's Board of Directors who has served as a director for at least one year prior to the Approval Date will automatically receive on the Approval Date the grant of an option to purchase the number of shares of Common Stock determined by dividing $50,000 by the fair market value of the Common Stock on the Approval Date. With respect to any Eligible Director who is elected or reelected as a director of Elk after the Approval Date such elected director will automatically receive on the date such director has served as a director of Elk for one year of such election or reelection an option to purchase the number of shares of Common Stock determined by dividing $50,000 by the fair market value of the Common Stock on the date of the first anniversary such director became a director of Elk.

         The 1998 Director Plan will be administered by a committee of directors who are not eligible to participate in the 1998 Directors Plan (the "Committee"). Options become exercisable with respect to such shares granted on the date on which the option was granted, so long as the optionee remains an Eligible Director. No option may be exercised more than five years after the date on which it is granted. The number of shares available for options, the number of shares subject to outstanding options and their exercise prices will be adjusted for changes in outstanding shares such as stock splits and combinations of shares. Shares purchased upon exercise of options, in whole or in part, must be paid for in cash or by means of unrestricted shares of Common Stock or any combination thereof.

         The following is a general summary of the federal income tax consequences under current tax law of non-qualified stock options ("NQSOs"). It does not purport to cover all of the special rules, including special rules relating to persons subject to the reporting requirements of Section 16 under the 1934 Act who do not hold the shares acquired upon the exercise of an option for at least six months after the date of grant of the option and special rules relating to the exercise of an option with previously-acquired shares, or the state or local income or other tax consequences inherent in the ownership and exercise of stock options and the ownership and disposition of the underlying shares.

         Upon the exercise of a NQSO, the optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price thereof, and Elk will generally be entitled to a deduction for such amount at that time. If the optionee later sells shares acquired pursuant to the exercise of a NQSO, he or she will recognize long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gains.

         If the option does not have a readily ascertainable fair market value, an optionee will not recognize taxable income for federal income tax purposes upon the grant of an NQSO.

         Options granted under the 1998 Director Plan will not be transferable other than by the laws of descent and during the optionee's life may be exercised only by the optionee. All rights to exercise options will terminate after the optionee ceases to be an Eligible Director. If the optionee dies before expiration of the option, his legal successors may have the right to exercise the option in whole or in part within one year of death.

         The 1998 Director Plan may be terminated at any time by the Board of Directors, and will terminate ten years after the effective date of the Director Plan. The Board of Directors may not materially increase the number of shares authorized under the plan or materially increase the benefits accruing to participants under the plan without the approval of the stockholders of Elk.

         The exercise or conversion price of the options issued pursuant to the Director Plan shall be not less than current market value at the date of issuance, or if no such market value exists, the current net asset value of such voting securities.

Certain Transactions

         Elk pays legal fees, on a fixed or hourly basis, for loan closing services relating to loans other than New York taxi and radio car loan closings to Granoff, Walker & Forlenza, P.C. ("Granoff, Walker") whose stockholders are officers and directors of Elk and Ameritrans. Such services related to New York taxi and radio car loans are provided by the officers and employees of Elk. Elk paid Granoff, Walker fees of $62,987 during the fiscal year ended June 30, 1999. Elk generally charges its borrowers loan origination fees to generate income to offset the legal fees paid by Elk for loan closing services.

         Elk also rents office space from Granoff, Walker and share certain office expenses with that firm. For the fiscal year ended June 30, 1999, Elk paid $39,600 in rent and $85,138 in shared overhead expense. For the year ending June 30, 2000, Elk has agreed to pay $39,600 in rent and a minimum of $59,400 in expenses and $22,000 for other shared expenses, which amount is subject to adjustment if actual expenses vary.

         During the fiscal year ended June 30, 1998, Granoff, Walker exercised an option in its lease, at Elk's request, and rented an additional 1,800 square feet of office space contiguous with the offices of Elk at a below market rent (the "Additional Space"). Until Elk and/or Ameritrans require the Additional Space, the law firm sublets the Additional Space to outside tenants under short-term arrangements. In the event all or a portion of the Additional Space is vacant, Elk's Board of Directors has agreed to reimburse the law firm for the additional rent due. The estimated maximum amount of rent for which Elk would be responsible is $58,000 per year, less any sublet rental income received from the outside tenants. At present, the Additional Space is fully occupied, thus requiring no reimbursement payment from Elk, although some liability under the reimbursement obligation may occur in the future. In the event the operations of Elk and Ameritrans expand, they could occupy all or part of the Additional Space without the inconvenience and expense of having to relocate their offices .

Conflicts of Interest Policies

         The Board of Directors of Elk has adopted policies governing potential conflicts of interest between Elk and its directors and officers. Together, these policies comprise Elk's "Code of Ethics" as required under the 1940 Act.

         These policies generally provide that no officer, director or employee of Elk will make any loan which might be deemed to be appropriate for Elk, unless and until such transaction is first approved by a majority of the directors of Elk who are not "interested persons" of Elk within the meaning of the 1940 Act and who have no financial or other material interest in the transaction. A loan would not be deemed to be appropriate for Elk if in any manner such loan (or investment) would in any way violate SBA Regulations in effect at the time of making such loan or investment. In reviewing any such transaction, the directors will examine, among other factors, whether the transaction would deprive Elk of an opportunity or whether it would otherwise conflict with the best interests of Elk and its stockholders. A complete record of any such review and the results of the review will be maintained by Elk as part of its permanent records.

Description of Capital Stock

         The authorized capital stock of Elk consists of 3,000,000 shares of Common Stock, par value $.01 per share, of which 1,745,600 shares are issued and outstanding. As of August 5, 1999, there were approximately 274 holders of record of Elk Common Stock. Elk's Certificate of Incorporation was amended on May 2, 1999 to eliminate its authorized preferred stock.

         The Elk Common Stock is currently listed on the NASDAQ SmallCap Market under the symbol "EKFG." If the Share Exchange is completed, Ameritrans' Common Stock will be listed on the Nasdaq SmallCap Market under the symbol AMTC, and the listing of the Elk Common Stock will be terminated.

Elk Common Stock

         The holders of Elk Common Stock are entitled to one (1) vote per share on all matters submitted to a vote of stockholders. Holders of Elk Common Stock have neither cumulative voting rights (which means that the holders of a majority of the outstanding shares of Elk Common Stock may elect all of the directors of Elk) nor any preemptive rights. Holders of Elk Common Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefor. In order to qualify as a "regulated investment company" under the Code, Elk is required to distribute as dividends to its stockholders, for each fiscal year, at least 90% of its investment company taxable income and 90% of the excess of its tax-exempt income over certain disallowed deductions. In addition, in order to avoid a non-deductible 4% excise tax on any undistributed income of Elk, Elk is required to distribute as dividends, within each calendar year, at least 98% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year. See "Tax Considerations." In the event of a liquidation, dissolution or winding up of Elk, holders of Elk Common Stock will be entitled to receive, subject to the prior right of the SBA to receive any amounts due to it on account of its remaining liquidating interest in the repurchased shares of Elk Preferred Stock, a ratable portion of the assets of Elk remaining after provision for payment of creditors. All of the outstanding shares of Elk Common Stock are fully paid and non-assessable.

         The transfer agent for Elk Common Stock is Continental Stock Transfer & Trust Company, 2 Broadway, New York, New York 10004.

Market Information

         The Elk Common Stock is traded in the over-the-counter market on a limited basis. The Elk Common Stock was listed on the Nasdaq SmallCap Market on June 22, 1998, under the symbol EKFG. Due to the limited number of transactions involving the Elk Common Stock during the periods presented below, it does not appear that an established public trading market has developed with respect to these securities.

         The following tables show the closing high and low bid prices per share of Common Stock as reported by the National Quotation Bureau, Inc. or directly by dealers maintaining a market in the Common Stock (through June 22, 1998) and the high and low sale prices per share of Common Stock as reported by Nasdaq (from June 23, 1998), for the fiscal years ended June 30, 1998 and 1999 and for the current fiscal year to date.

                                                                  Bid
Elk                                                       High            Low
---                                                       ----            ---
Fiscal 1998
1st Quarter......................................         6.25            5.125
2nd Quarter......................................         6.625           6.25
3rd Quarter......................................         7.125           6.625
4th Quarter (to June 22, 1998)...................         9.75            7.125

Elk                                                   Sale
                                             ----------------------
                                              High            Low
Fiscal 1998
4th Quarter (from June 23, 1998)............. $9.50          $9.50

Fiscal 1999
1st Quarter.................................. 11.25           7.75
2nd Quarter.................................. 11.00           9.125
3rd Quarter.................................. 10.625          8.875
4th Quarter ................................. 14.00           8.6815

Fiscal 2000
1st Quarter.................................. 14.125          8.6875
2nd Quarter (to October 12, 1999)............     --             --

         There were no sales of Elk Common Stock in the period from October 1 through 12, 1999. On ______________ ____, 1999, the high and low bid for a share of Elk Common Stock were __________, and the high and low ask were ______ and ______, as reported by Nasdaq.

Tax Considerations

         The following discussion is a general summary of the federal income tax principles applicable to Elk, based on the currently existing provisions of the Code and the regulations thereunder. This summary does not purport to be a complete description of the tax considerations applicable to Elk or to the holders of Elk Common Stock. After the Share Exchange, these principles will, in general, continue to apply to Elk, but the sole direct holder of Elk Common Stock will be Ameritrans.

Taxation of a Regulated Investment Company

         Elk has elected for each taxable year since fiscal 1984, and expects to continue to elect, to be treated as a "regulated investment company" under
Section 851 of the Code. A regulated investment company may deduct, for federal income tax purposes, most dividends paid to stockholders, thereby avoiding federal income taxation at the corporate level on amounts distributed to stockholders as dividends. In order for Elk to qualify as a regulated investment company for a given fiscal year, it must meet each of the following conditions for that fiscal year:

         (1) Elk must be registered as an investment company under the 1940 Act at all times during the year.

         (2) At least 90% of Elk's gross income for the year must be derived from interest, gains on the sale or other disposition of stock or other securities, dividends and payment with respect to securities loans.

         (3) Less than 30% of Elk's gross income must be derived from the sale or other disposition of securities held for less than three months.

         (4) At the close of each quarter, at least 50% of the value of Elk's total assets must be represented by cash, cash items (including receivables), and securities. There are also limitations on the extent to which Elk's holdings may be concentrated in the securities of a single issuer.

         (5) Elk must distribute as dividends at least 90% of its investment company taxable income (as defined in Section 852 of the Code), as well as 90% of the excess of its tax-exempt income over certain disallowed tax-exempt interest deductions.

         In order to avoid the imposition of a non-deductible 4% excise tax on undistributed income of Elk, Elk is required, under the terms of the Revenue Act of 1987 as embodied in Section 4982 of the Code, to distribute within each calendar year at least 97% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year.

         Dividends distributed by Elk to Ameritrans will constitute ordinary income to Ameritrans to the extent derived from non-capital gain income of Elk, and will ordinarily constitute capital gain income to Ameritrans to the extent derived from capital gains of Elk. However, since Ameritrans also intends to qualify as a regulated investment company, Ameritrans will, in general, not be subject to a corporate level tax on its income to the extent that it makes distributions to its stockholders. See "INFORMATION CONCERNING AMERITRANS -- Tax Considerations." If Elk fails to continue to qualify as a regulated investment company for any reason in any fiscal year, it will not be entitled to a federal income tax deduction for dividends distributed, and will instead be liable to pay corporate level tax on its earnings. Further, if Elk fails to qualify as a regulated investment company, such failure will cause Ameritrans to fail to qualify for regulated investment company status as well, as long as Elk stock held by Ameritrans represents more than 25% of Ameritrans' assets. In such a case, Ameritrans will be taxed on dividends received from Elk, subject to the deduction for corporate dividends received, which is currently 70%. Thus, if Elk fails to qualify as a regulated investment company for any reason, its earnings would be taxed at three levels: to Elk, in part to Ameritrans, and finally, when they are distributed by Ameritrans, to its stockholders.

Taxation of SBICs

         As a result of Elk's status as a licensed SBIC under the 1958 Act, Elk and its stockholders qualify for the following tax benefits:

         (1) Under Section 243 of the Code, Elk may deduct 100% of the dividends received by it from domestic corporations in which it has made equity investments, regardless of whether such corporations are subsidiaries of Elk (in contrast to the generally applicable 70% deduction under the Code). Because Elk generally makes long-term loans rather than equity investments, this potential benefit is not likely to be of practical significance to Elk or its stockholders.

         (2) Under Section 1243 of the Code, losses sustained on Elk's investments in the convertible debentures, or stock derived from convertible debentures, of Small Business Concerns are treated as ordinary losses rather than capital losses to Elk. Because Elk does not presently intend to purchase convertible debentures, however, this potential benefit is not likely to be of practical significance to Elk or its stockholders.

         (3) Under Section 1242 of the Code, Elk's stockholders are entitled to take an ordinary rather than a capital loss deduction on losses resulting from the worthlessness or the sale or exchange of Elk Common Stock.

State Taxes

         The foregoing discussion relates only to federal income tax matters. Elk is also subject to state and local taxation. Stockholders should consult with their own tax advisors with respect to the state and local tax considerations pertaining to Elk and to Ameritrans.

                        INFORMATION CONCERNING AMERITRANS

General

         Ameritrans was formed as a Delaware corporation on February 12, 1998, for the purposes of (1) acquiring and owning all of the outstanding Elk Common Stock pursuant to the Share Exchange, and (2) engaging in broader and more diversified investment and lending business activities directly, as well as through a newly-formed subsidiary, Elk Capital, which business activities Elk, as an SBIC, is not permitted to transact under the 1958 Act. Any such activities or operations would conform to the investment policies of Ameritrans described below. Ameritrans is registered under the 1940 Act as a closed-end, non-diversified management investment company. Ameritrans will also elect to become a BDC pursuant to the 1940 Act upon the completion of the Share Exchange or as soon thereafter as practicable. See "The Investment Company Act of 1940 -- Election to Become a BDC."

         Ameritrans, as a BDC, will be required to file certain reports pursuant to the 1940 Act and the Securities Exchange Act of 1934 and other information (including annual and quarterly reports and certain stockholder reports and proxy statements) with the SEC. Copies of such reports and information may be inspected and copied at the Public Reference Room of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549, as well as at the following regional offices: 25 Federal Plaza, New York, New York 10278; Everett McKinley Dirksen Building 219 South Dearborn Street, Chicago, Illinois 60604; and Suite 500, East 5757 Wilshire Boulevard, Los Angeles, California 90036-3648. Copies of such material, or any portion thereof, may be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates, or on the EDGAR web page of the Securities and Exchange Commission on the Internet at www.sec.gov.

Investment Policies

         Ameritrans' investment objectives will be to provide a high level of current income for its stockholders through quarterly distributions, consistent with preservation of capital, as well as long term growth of net asset value. Ameritrans will seek to achieve its investment objectives by maximizing net interest income and income from operations and expanding operations. There can be no assurance that Ameritrans will achieve its investment objectives.

         Ameritrans' only fundamental policies, that is, policies that cannot be changed without the approval of the holders of a majority of Ameritrans' outstanding voting securities, as defined under the 1940 Act, are the restrictions described below. A "majority of Ameritrans' outstanding voting securities" as defined under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The other policies and investment restrictions referred to in this Prospectus, including Ameritrans' investment objectives, are not fundamental policies of Ameritrans and may be changed by Ameritrans' Board of Directors without stockholder approval. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of Ameritrans' assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of Ameritrans' acquisition of such security or other asset. Accordingly, any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with Ameritrans' investment policies and limitations. Ameritrans' fundamental policies are as follows:

         1. Ameritrans will at all times conduct its business so as to retain its status as a BDC under the 1940 Act. In order to retain that status, Ameritrans may not acquire any assets (other than non-investment assets necessary and appropriate to its operations as a BDC) if, after giving effect to such acquisition, the value of its "Qualifying Assets," amount to less than 70% of the value of its total assets. Ameritrans believes that the securities it proposes to acquire in connection with the acquisition of the Elk, as well as temporary investments it makes with its funds, will generally be Qualifying Assets. See "INFORMATION CONCERNING ELK -- The Investment Company Act of 1940; Election to Become a BDC."


         2. Ameritrans may borrow funds and issue "senior securities" to the maximum extent permitted under the 1940 Act. As a BDC, Ameritrans may issue senior securities if, immediately after such issuance, the senior securities will have an asset coverage of at least 200%. Under the 1940 Act, subordinated debentures issued to or guaranteed by the SBA and preferred stock issued to the SBA by Elk may be considered senior securities issued by Ameritrans requiring asset coverage of 200%; however, pursuant to the Exemptive Order, such debentures and preferred stock are exempt from the asset coverage requirements of the 1940 Act.

         3. Ameritrans will not (i) underwrite securities issued by others (except to the extent that it may be considered an "underwriter" within the meaning of the Securities Act of 1933 in the disposition of restricted securities), (ii) engage in short sales of securities, (iii) purchase securities on margin (except to the extent that it may purchase securities with borrowed money), (iv) write or buy put or call options, or (v) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed loan or investment situations). Ameritrans and Elk may purchase interest rate caps and swaps covering up to 100% of their variable rate debt. In addition, Ameritrans may sponsor the securitization of loan portfolios.

         4. Ameritrans and Elk may originate loans and loans with equity features. To the extent permitted under SBA Regulations, Ameritrans may also make loans as permitted (i) under its existing stock option plans, (ii) under plans providing for options for disinterested directors that might be adopted by Ameritrans in the future, and (iii) to officers and directors for the purchase of Ameritrans Common Stock.

Ameritrans will hold all of the outstanding common stock of Elk and may organize additional subsidiaries in the future. Ameritrans may acquire restricted securities of small businesses.

Corporate Organizational Matters

         If the holders of Elk Common Stock approve the adoption of the Share Exchange Plan and the Share Exchange is consummated, they will no longer be stockholders of Elk, but will instead become stockholders of Ameritrans. Ameritrans is governed by its own Certificate of Incorporation and By-laws, which are different from the Certificate of Incorporation and By-laws of Elk in certain material respects, and, as a Delaware corporation, is governed by the Delaware General Corporation Law ("Delaware Corporation Law"), which differs from the New York Business Corporation Law ("New York Corporation Law"), under which Elk is incorporated, in certain material respects. Set forth below is a summary of the significant differences between the Certificates of Incorporation of Elk and Ameritrans, the By-laws of Elk and Ameritrans, and New York Corporation Law and Delaware Corporation Law.

Certificate of Incorporation

         In addition to differences in the corporate name, corporate purpose (see "INFORMATION CONCERNING ELK -- Investment Policies" and "Investment Policies," above) and authorized capital stock (see "INFORMATION CONCERNING ELK -- Description of Capital Stock," above, and "Description of Capital Stock," below), Ameritrans' Certificate of Incorporation differs from Elk's Certificate of Incorporation in the following significant respects:

         (1) Liability of Directors -- Ameritrans' Certificate of Incorporation includes a provision (the "Liability Provision"), authorized under Section 102(b)(7) of Delaware Corporation Law and the 1940 Act, the personal liability of a director to Ameritrans or its stockholders for monetary damages resulting from the breach of his fiduciary duty as a director. Under Delaware Corporation Law, this provision may not be construed to eliminate or limit a director's liability for any of the following: breaches of the director's duty of loyalty to the corporation or its stockholders; acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; payment of a dividend or approval of stock repurchase which is illegal under Section 174 of Delaware Corporation Law; and transactions from which the director derives an improper personal benefit. In addition, under the 1940 Act, this provision may not be construed to protect a director against liability to the corporation or its stockholders for acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The Liability Provision precludes actions for monetary damages against directors of Ameritrans only with respect to certain violations of a director's duty of care. Under Delaware Corporation Law, absent this provision, directors could be held liable for negligence in the performance of their duty of care. The Liability Provision absolves directors of Ameritrans of monetary liability to Ameritrans and its stockholders for negligence in exercising their business judgment. A stockholder can prosecute an action against a director for monetary damages only if he can show a breach of the duty of loyalty, gross negligence or reckless disregard of his duties, a failure to act in good faith, intentional misconduct or willful misfeasance, a knowing violation of the law, an illegal dividend or stock repurchase or an improper personal benefit. The Liability Provision does not affect the ability of Ameritrans or its stockholders to seek equitable remedies (such as an injunction or rescission) against a director for breach of his fiduciary duty and does not limit the liability of directors under other laws such as the federal securities laws. The Liability Provision also does not limit the liability of officers or employees of Ameritrans or any director acting in his capacity as an officer or employee of Ameritrans.

         Elk's Certificate of Incorporation has no provision corresponding to the Liability Provision. However, a section was added to New York Corporation Law in 1987 which authorizes a New York corporation to eliminate or limit the personal liability of directors to a corporation or its stockholders for monetary damages in substantially the same manner and to substantially the same extent as is authorized under Delaware Corporation Law; and, were it not for the reorganization of Elk contemplated by the Share Exchange Plan, Elk's Board of Directors would submit for stockholder approval at the next meeting of stockholders a proposal to amend Elk's Certificate of Incorporation to include a limitation of liability provision virtually identical to the Liability Provision included in Ameritrans' Certificate of Incorporation.

         The provisions of the Delaware and New York Corporation Law authorizing the Liability Provision are part of a nationwide legislative response to an increase in the extent to which directors have been subjected to personal liability and to recent changes in the market for directors' liability insurance. In recent years, directors of public companies have increasingly become subject to substantial personal liability for actions taken or omitted by them as directors, as well as to significant expenses in defending their conduct. The proliferation of these suits has in large part made it difficult to obtain directors' liability insurance. This unavailability or significantly increased cost of directors' liability insurance has been perceived as a threat to the quality and stability of the governance of corporations because directors have become unwilling, in many instances, to serve without the protection provided by such insurance and, in other cases, have become inhibited in making business decisions that would be in the best interest of the corporations.

         The Board of Directors of both Elk and Ameritrans (which are comprised of the same eight (8) persons) believe that the Liability Provision included in Ameritrans' Certificate of Incorporation is in the best interests of Ameritrans and its stockholders and that it will enhance Ameritrans' ability to attract and retain individuals to serve as directors and allow such individuals to exercise their independent business judgment on behalf of Ameritrans. Although the Liability Provision limits the exposure of a director to monetary liability for his actions as a director, the Boards of Directors of Elk and Ameritrans believe that the diligence exercised by directors stems primarily from their desire to act in the best interest of the corporation and its stockholders and not from a fear of monetary damage awards, and that the level of scrutiny and care exercised by directors will not be lessened by this limitation.

         (2) Written Actions of Stockholders -- Under Delaware Corporation Law, unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at an annual or special meeting of stockholders may be taken by the execution of a written consent setting forth the action to be taken and signed by the holders of the requisite number of shares of outstanding voting stock necessary to take such action.

         Elk's Certificate of Incorporation does not have a similar provision because New York Corporation Law provides that stockholders may take an action by written consent without a meeting only if such written action is signed by all stockholders who would be entitled to vote at a meeting held for such purpose.

         (3) Amendments to Certificate of Incorporation -- Elk's Certificate of Incorporation expressly provides that it may not be amended without the prior written approval of the SBA (which is required under the 1958 Act). Because Ameritrans will not be licensed under the 1958 Act, no similar provision is required or included in Ameritrans' Certificate of Incorporation.

By-Laws

         Ameritrans' By-laws differ from Elk's By-laws in the following significant respects:

         (1) Special Meetings of Stockholders -- Ameritrans' By-laws provide that special meetings of stockholders may be called by the President or the Board of Directors or the holders of at least 20% of the outstanding shares of voting stock.

         (2) Amendments to By-Laws -- Ameritrans' By-laws provide that they may be amended by either the directors of Ameritrans or by the stockholders of Ameritrans. Elk's By-laws provide that they may be amended only by the Board of Directors or the stockholders of Elk.

         (3) Indemnification of Directors and Officers -- See "Indemnification of Directors and Officers."

Indemnification of Directors and Officers

         While the Liability Provision in its Certificate of Incorporation eliminates the liability of its directors to Ameritrans or its stockholders for monetary damages with respect to certain actions, the Liability Provision (i) is inapplicable to certain types of claims or actions by Ameritrans or its stockholders, (ii) is inapplicable to claims or actions brought by parties other than Ameritrans or its stockholders, (iii) does not protect a director against the substantial legal and other expenses he may incur in defending himself against a claim or action (even one against which he is protected by the Liability Provision) and (iv) affords no protection to officers of Ameritrans. Accordingly, Ameritrans' Bylaws include a provision (the "Indemnification Provision") which requires Ameritrans to indemnify its directors and officers, to the maximum extent permitted by Delaware Corporation Law and by the 1940 Act, against liabilities and damages incurred in their capacity as directors or officers of Ameritrans.

         Under Delaware Corporation Law, a director or officer of a corporation
(i) shall be indemnified by the corporation for all expenses of litigation or other legal proceedings brought against him by virtue of his position as a director or an officer to the extent he is successful, on the merits or otherwise, in such litigation or proceeding, (ii) may be indemnified by the corporation for the expenses, judgments, fines and amounts paid in settlement of such litigation or proceedings (other than an action by or in the rights of a corporation, which is hereinafter referred to as a "derivative action"), even if he is not successful, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation (and, in the case of a criminal proceeding, had no reason to believe that his conduct was unlawful), and (iii) may be indemnified by the corporation for expenses of a derivative action, even if he is not successful, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, provided that indemnification may not be made in the case of a derivative action if the director or officer is adjudged to be liable to the corporation, unless a court determines that, despite such adjudication but in view of all the circumstances, he is entitled to indemnification of such expenses. The indemnification described in (ii) and (iii) above may be made only upon the determination, by (a) a majority of disinterested directors, (b) a committee of such directors designated by a majority of such directors, (c) under certain circumstances, independent legal counsel in a written opinion, or
(d) the stockholders, that indemnification because the applicable standard of conduct has been met. Expenses incurred by a director or officer in defending an action may be advanced by the corporation prior to the final disposition of such action upon receipt of an undertaking by such director or officer to repay such expenses if it is ultimately determined that he is not entitled to be indemnified in connection with the proceeding to which the expenses relate. These provisions or Delaware Corporation Law, by their terms, are not exclusive of any other rights to which those seeking indemnification or advances of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.

         The 1940 Act prohibits the inclusion in Ameritrans' Certificate of Incorporation or certain other organizational instruments of Ameritrans of a provision which purports to protect any director or officer of Ameritrans against liability to Ameritrans or its stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The Indemnification Provision therefore specifically provides that indemnification shall only be made to the extent permitted by the 1940 Act. This limitation would prohibit indemnification in certain situations in which it may have been permitted under Delaware Corporation Law, such as a situation in which a director or officer has been guilty of gross negligence but not bad faith or willful misconduct, or a situation in which the stockholders (but not the disinterested directors or independent legal counsel) determine that indemnification is proper because the director or officer met the applicable standard of conduct.

         Because the Board of Directors of Ameritrans believes that the provisions of Delaware Corporation Law concerning the indemnification of directors and officers, which substantially define the substantive and procedural content of the Liability Provision, are vague or inadequate in certain respects, Ameritrans' Board of Directors has entered into an indemnity agreement (the "Indemnity Agreement") with each of its directors and officers. Such Indemnity Agreement was approved by the written consent of the stockholders of Ameritrans prior to the Share Exchange. The Indemnity Agreement clarifies or modifies the indemnification provisions of Delaware Corporation Law as follows:
(i) the Indemnity Agreement establishes the presumption that the director or officer has met the applicable standard of conduct required for indemnification, and provides that prompt indemnification shall be made unless a determination is made by a majority of Ameritrans' disinterested directors or independent counsel that the director or officer has not met the applicable standard of conduct;
(ii) if the disinterested directors determine that the director or officer has not met the applicable standard of conduct, the Indemnity Agreement permits the director or officer to petition a court for an independent determination of whether such officer or director is entitled to indemnification under the Indemnity Agreement; (iii) the Indemnity Agreement provides that expenses shall be promptly advanced to a director or officer upon receipt of an undertaking by him to repay amounts so advanced if it is ultimately determined that indemnification of such expenses is not permissible, provided that either (a) such director or officer shall have provided appropriate security for such undertaking, (b) Ameritrans shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested directors or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts, that there is reason to believe that such director or officer will be found entitled to indemnification; (iv) the Indemnity Agreement specifically provides that the indemnification provisions applicable to a derivative suit cover amounts paid in settlement; and (v) the Indemnity Agreement specifically permits partial indemnification to be made in the event that the director or officer is not entitled to full indemnification.

         Ameritrans may in the future elect to purchase directors' or officers' liability insurance, as is permitted by Delaware Corporation Law. However, the coverage of such insurance is limited, and the premiums on such insurance are becoming increasingly expensive.

         The Board of Directors of both Elk and Ameritrans believe that the Indemnification Provision and the Indemnity Agreement are in the best interests of Ameritrans and its stockholders and that they will help Ameritrans to attract and retain qualified persons to serve as directors and officers and to enable them to exercise their independent business judgment without excessive concern for the costs and liabilities associated with possible litigation.

New York Corporation Law vs. Delaware Corporation Law

         Set forth below is a summary of certain significant differences between New York Corporation Law and Delaware Corporation Law which may affect the interests of stockholders.

         (1) Dividends -- Under both New York Corporation Law and Delaware Corporation Law, a corporation may generally pay dividends out of surplus. In addition, Delaware Corporation Law permits a corporation, under certain circumstances, to pay dividends, if there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and for the preceding fiscal year.

         (2) Loans to Directors -- New York Corporation Law prohibits loans to corporate directors unless authorized by stockholder vote. Delaware Corporation Law permits the Board of Directors, without stockholder approval, to authorize loans to corporate directors who are also officers. Ameritrans does not presently intend to make any loans to its directors.

         (3) Rights and Options -- New York Corporation Law requires stockholder approval of any incentive plan pursuant to which rights or options are to be granted to directors, officers or employees. Delaware Corporation Law does not require stockholder approval of such incentive plans (although various other legal requirements may make such stockholder approval necessary or desirable, i.e., Internal Revenue Code requirements).

         (4) Consideration for Shares -- New York Corporation Law provides that neither obligations of the subscriber for future payments nor future services shall constitute payment or part payment for shares of a corporation. Furthermore, certificates for shares may not be issued until the full amount of the consideration therefor has been paid. Delaware Corporation Law provides that a corporation may issue partly paid shares of stock, and shares of stock may be deemed to be fully paid if the corporation receives consideration having a value not less than the par value of such shares and a binding obligation of the subscriber to pay the balance of the subscription price.

         (5) Dissenter's Rights -- New York Corporation Law provides that, upon compliance with the applicable requirements and procedures, a dissenting stockholder has the right to receive the fair value of his shares if he objects to (i) certain mergers, (ii) a consolidation, (iii) a share exchange, (iv) certain dispositions of substantially all of the assets of the corporation, or
(v) certain amendments to the certificate of incorporation which adversely affect the rights of such stockholder. While Delaware Corporation Law also provides appraisal rights to dissenting stockholders in the case of certain mergers or a consolidation, such appraisal rights do not apply (a) in a merger, to stockholders of the surviving corporation if stockholder approval of the merger is not required, or (b) in a merger or a consolidation, to any class of stock which is either listed on a national securities exchange or held of record by more than 2,000 holders (unless stockholders are required to accept for their shares in the merger or consolidation anything other than common stock of the surviving corporation, common stock of another corporation that is so listed or held, or cash in lieu of fractional shares of any such corporation). In addition, Delaware Corporation Law provides that a corporation may provide in its certificate of incorporation for appraisal rights in the event of (i) an amendment to its certificate of incorporation, (ii) any merger or consolidation in which the corporation is a constituent corporation, or (iii) for dispositions of assets (there are no provisions for share exchanges under Delaware Corporation Law).

         (6) Indemnification of Officers and Directors -- New York Corporation Law and Delaware Corporation Law each provide that indemnification of its directors and officers may not be made by a corporation in connection with derivative actions where the director or officer is adjudged to be liable to the corporation, unless and only to the extent that, in view of all the circumstances, such director or officer is fairly and reasonably entitled to such indemnification. New York Corporation Law additionally provides that indemnification may not be made in connection with derivative actions where a claim is settled or otherwise disposed of.

         New York Corporation Law and Delaware Corporation Law also provide that the indemnification and advancements of expenses granted pursuant to, or provided by, such laws are not exclusive of any other rights to which a director or officer may be entitled. New York Corporation Law additionally provides that no indemnification may be made to or on behalf of any director or officer for liability arising from actions taken in bad faith, intentional wrongdoing, or where an improper personal benefit was derived. Delaware Corporation Law contains no such express limitation.

         (7) Vote Required for Mergers and Share Exchanges -- New York Corporation Law requires the affirmative vote of two-thirds of a corporation's outstanding shares of voting stock to authorize a merger, consolidation, or disposition of substantially all of its assets or a share exchange. Dissolution also requires the affirmative vote of two-thirds of the outstanding shares of voting stock for corporations incorporated before February 23, 1998, unless the certificate of incorporation or an amendment thereto provides for a lesser number, which may not be less than a majority of the voting stock. Elk's certificate of incorporation has not been so amended. Delaware Corporation Law requires the affirmative vote of a majority of the outstanding shares of voting stock to authorize a merger, consolidation, dissolution, or disposition of substantially all of its assets, or a share exchange.

         Also, Delaware Corporation Law permits a merger without approval of the stockholders of the surviving corporation if, among other things, no charter amendment is involved, the stock of the surviving corporation is unaffected by the merger and the merger results in no more than a 20% increase in outstanding shares of common stock of such corporation. No such provision is contained in New York Corporation Law.

         (8) Written Actions of Stockholders -- New York Corporation Law provides that any action by stockholders may be taken without a meeting with the written consent of all stockholders who would be entitled to vote at a meeting held for such purposes or, if the certificate of incorporation so provides, of the stockholders of the requisite number of shares of outstanding voting stock necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted. Elk's Certificate of Incorporation does not contain such a provision. Under Delaware Corporation Law, unless the corporation's certificate of incorporation provides otherwise, any action that could be taken at an annual or special meeting of stockholders may be taken by a consent in writing setting forth the action to be taken which is signed by the holders of the requisite number of shares of outstanding voting stock necessary to take such action at a meeting at which all shares entitled to vote thereon were present and voted. This difference between New York Corporation Law and Delaware Corporation Law will not immediately affect the interests of stockholders because Ameritrans' Certificate of Incorporation and By-laws provide that stockholders may act without a meeting only with the written consent of all stockholders who would be entitled to vote at a meeting held for such purpose.

         (9) Business Combinations with Interested Stockholders -- Delaware Corporation Law Section 203 is entitled "Business Combinations with Interested Stockholders." Set forth below is a summary of the principal provisions of
Section 203. This summary does not purport to be complete, and Elk stockholders are encouraged to read Section 203 for more detailed information. Section 203 generally prohibits any Delaware corporation covered by Section 203 from engaging in any "business combination" with a person who is an "interested stockholder" for a period of three (3) years following the date such person became an interested stockholder, unless (i) the Board of Directors approved either the interested stockholder or business combination in question prior to the date such person became an interested stockholder, (ii) upon consummation of the transaction which resulted in such person becoming an interested stockholder, such interested stockholder owned at least 85% of the voting stock of the corporation, excluding (for purposes of determining the number of shares outstanding) stock held by persons who are both directors and officers of the corporation or by certain employee stock plans, or (iii) the business combination is approved by both the Board of Directors of the corporation and at a stockholders' meeting, by two-thirds of the outstanding voting stock not owned by such interested stockholder. This prohibition is inapplicable to a business combination which is proposed subsequent to the announcement, but prior to the consummation, of a transaction which is a merger, asset transfer of 50% or more of the corporation's assets, or tender or exchange offer for 50% or more of the corporation's outstanding voting stock involving the corporation and certain affiliated third parties, and which is approved or not opposed by a majority of directors who were directors prior to any person becoming an interested stockholder during the previous three (3) years or who were recommended for election or elected to succeed such directors by a majority of such directors. For purposes of Section 203, an "interested stockholder" means (a) any person who is the owner of 15% or more of the outstanding voting stock of the corporation, (b) any person who is an "affiliate" or "associate" (as defined in Section 203) of the corporation and was the owner of 15% or more of outstanding voting stock of the corporation at any time within the previous three (3) years and (c) affiliates and associates of such persons. A "business combination," as used in Section 203, encompasses a broad variety of transactions, including (i) a merger or consolidation of the corporation with the interested stockholder,
(ii) the sale, lease, exchange, mortgage, pledge, transfer or other disposition of significant assets by the corporation to or with the interested stockholder,
(iii) various stock issuances by the corporation to the interested stockholder,
(iv) transaction involving the corporation which have the effect of increasing the proportionate stock ownership of the interested stockholder and (v) the receipt by the interested stockholder of any loans, advances, guarantees, pledges or other financial benefits by or through the corporation (for purposes of this definition, references to the corporation generally include any majority-owned subsidiaries). Section 203 generally applies to (a) any "public" corporation (i.e., one with a class of voting stock which is either listed or authorized for quotation on NASDAQ or with a national securities association, or held of record by more than 2,000 persons), unless such corporation elects (in the manner prescribed by Section 203) not to be governed by Section 203, and (b) any non-"public" corporation which elects by a provision in its certificate of incorporation to be governed by Section 203. Ameritrans' Certificate of Incorporation expressly provides that Ameritrans shall be governed by this
Section 203.

         New York Corporation Law contains a provision somewhat comparable to
Section 203 of Delaware Corporation Law. Section 912 of New York Corporation Law generally prohibits a corporation for profit formed under the laws of New York (a "domestic corporation") that is covered by Section 912 (as described below) from engaging in any "business combination" with any "interested stockholder" for a period of five (5) years following the date such person became an interested stockholder, unless the Board of Directors approved either the interested stockholder or the business combination in question prior to the date such person became an interested stockholder. In addition, under Section 912, a domestic corporation covered by Section 912 generally may not engage in a business combination with an interested stockholder at any time, unless (i) the Board of Directors approves either the interested stockholder or the business combination in question prior to the date such person became an interested stockholder, (ii) the business combination is approved by the disinterested stockholders of the corporation at least five (5) years following the date such person became an interested stockholder, or (iii) the business combination satisfies certain criteria relating to the amount and nature of the consideration received in the business combination by the stockholders of the domestic corporation. For purposes of Section 912, an "interested stockholder" is any person who beneficially owns 20% or more of the outstanding voting stock of the corporation, or who is an "affiliate" or "associate" (as defined in Section 912) of the corporation and beneficially owned 20% or more of the outstanding voting stock of the corporation at any time within the previous five
(5) years. The definition of "business combination" under Section 912 is substantially similar to the definition of "business combination" under Section 203 of Delaware Corporation Law. Section 912 applies only to a domestic corporation that either (1) has a class of stock registered under the 1934 Act (unless such corporation has elected by means of a provision in its certificate of incorporation not to be governed by this Section) or (2) has elected by a provision in its certificate of incorporation to be governed by Section 912. Elk is not currently covered by Section 912.

Federal Regulation

         Ameritrans will be registered as a closed-end, non-diversified management investment company under the 1940 Act. This status as a registered investment company entitles Ameritrans to elect to be treated as a "regulated investment company" under the Code, which entitles Ameritrans and its stockholders to certain tax benefits. See "Tax Considerations," below. However, Ameritrans' status as a registered investment company also subjects Ameritrans to the same restrictions and obligations under the 1940 Act to which Elk is subject (as modified by the Exemptive Order). For a summary of such restrictions and obligations, see "INFORMATION CONCERNING ELK -- The Investment Company Act of 1940 ; Election to Become a BDC."

         Ameritrans has also elected to become a BDC. See "INFORMATION CONCERNING ELK -- The Investment Company Act of 1940; Election to Become a BDC."

         Ameritrans is not licensed as an SBIC under the 1958 Act, and thus is neither eligible to raise funds from the SBA on relatively favorable terms, nor subject to the restrictions and obligations imposed by the 1958 Act (except as they relate to Elk or any other licensee under the 1958 Act that may be owned or acquired by Ameritrans).

Management and Principal Stockholders

         The directors and officers of Ameritrans are identical to the current directors and officers of Elk. Ameritrans' directors and officers are currently receiving no compensation from Ameritrans. It is currently anticipated that if the Share Exchange is consummated, the directors and officers of Ameritrans will initially receive in the aggregate from Ameritrans and/or Elk the same compensation in the aggregate that Elk officers and directors receive, but such compensation would be allocated between Elk and Ameritrans, based upon factors determined by their respective Boards of Directors. Such officers and directors may also receive increases in compensation from time to time as determined by their respective Boards of Directors. Ameritrans and/or Elk may also hire additional personnel as such personnel are needed in connection with the expansion and diversification of Elk's lending and/or investment activities. See "INFORMATION CONCERNING ELK -- Management."

         There is currently one (1) outstanding share of capital stock of Ameritrans, which is owned by Gary C. Granoff. If the Share Exchange is completed, this share will be redeemed by Ameritrans. It is anticipated that the outstanding capital stock of Ameritrans immediately following the Share Exchange will consist of 1,745,600 shares of Ameritrans Common Stock in the same relative proportions as they hold Elk Common Stock as of the Effective Date of the Share Exchange (subject to any changes resulting from the exercise of appraisal rights by holders of Elk Common Stock). See "INFORMATION CONCERNING ELK -- Security Ownership of Principal Stockholders and Management."

         Two stock option plans, the Ameritrans Employee Plan and the Ameritrans Director Plan, which are substantially identical to the Elk 1998 Employee Plan and the Elk Director Plan, have been adopted by Ameritrans and received stockholder approval. If the Share Exchange is completed, the Ameritrans plans will be the successors to the Elk plans, and options issued under the Elk plans will be deemed to have been issued by Ameritrans and will be issuable to purchase Ameritrans common stock. See " INFORMATION CONCERNING ELK - Stock Option Plans."

Description of Capital Stock

         The authorized capital stock of Ameritrans consists of 5,000,000 shares, $.0001 par value, of Ameritrans Common Stock and 1,000,000 shares of "blank check" preferred stock, $.01 par value. One (1) share of Ameritrans Common Stock is issued and outstanding, which share will be returned to Ameritrans upon completion of the Share Exchange. No preferred stock is currently issued or outstanding.

         The holders of Ameritrans Common Stock are entitled to one (1) vote per share on all matters submitted to a vote of stockholders. Holders of Ameritrans Common Stock have neither cumulative voting rights (which means that the holders of a majority of the outstanding shares of Ameritrans Common Stock may elect all of the directors of Ameritrans) nor any preemptive rights. Holders of Ameritrans Common Stock are entitled to receive ratably such dividends as may be declared by the Board of Directors out of funds legally available therefor. In order to qualify as a "regulated investment company" under the Code, Ameritrans is required to distribute as dividends to its stockholders, for each fiscal year, at least 90% of its taxable income and 90% of the excess of its tax-exempt income over certain disallowed deductions. In addition, in order to avoid a non-deductible 4% excise tax on any undistributed income of Ameritrans, Ameritrans is required to distribute as dividends, within each calendar year, at least 97% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year. See "INFORMATION CONCERNING AMERITRANS -- Tax Considerations." In the event of a liquidation, dissolution or winding up of Ameritrans, holders of Ameritrans Common Stock will be entitled to receive a ratable portion of the assets of Ameritrans remaining after provision for payment of creditors. All of the shares of Ameritrans Common Stock issuable pursuant to the Share Exchange will be fully paid and non-assessable.

         The transfer agent for Ameritrans Common Stock is Continental Stock Transfer & Trust Company, 2 Broadway, New York, New York 10004.

Market Information


         There is currently no public market for Ameritrans Common Stock. If the Share Exchange is completed, Ameritrans' Common Stock will be listed on the Nasdaq SmallCap Market under the symbol AMTC, and the listing of the Elk Common Stock will be terminated. See "INFORMATION CONCERNING ELK -- Market Information."


Tax Considerations

         The following discussion is a general summary of the federal income tax principles applicable to Ameritrans, based on the currently existing provisions of the Code and the regulations thereunder. This summary does not purport to be a complete description of the tax considerations applicable to Ameritrans or to the holders of Ameritrans Common Stock. Persons currently holding Elk Common Stock are urged to consult with their own tax advisors concerning the tax considerations pertaining to Ameritrans.

         Ameritrans has elected to be treated as a "regulated investment company" under Section 851 of the Code. A regulated investment company may deduct, for federal income tax purposes, most dividends paid to stockholders, thereby avoiding federal income taxation at the corporate level on stockholder dividends. In addition, because Elk currently qualifies for treatment as a regulated investment company, Ameritrans anticipates that the dividends it receives from Elk will not be subject to corporate taxation at the level of Elk. Elk Capital will not be treated as a "regulated investment company" and therefore it is contemplated its earnings will not be distributed to stockholders.

         In order for Ameritrans to qualify as an regulated investment company for a given fiscal year, it must meet each of the following conditions for that fiscal year:

         (1) Ameritrans must be registered as an investment company under the 1940 Act at all times during the year.

         (2) At least 90% of Ameritrans' gross income for the year must be derived from interest, gains on the sale or other disposition of stock or other securities, dividends and payments with respect to securities loans.

         (3) Less than 30% of Ameritrans gross income must be derived from the sale of other disposition of securities held for less than three months.

         (4) At the close of each quarter, at least 50% of the value of Ameritrans' total assets must be represented by cash, cash items (including receivables), and securities. There are also limitations on the extent to which Ameritrans' holdings may be concentrated in the securities of a single issuer. However, these concentration limitations are not applicable to investments in other regulated investment companies. If Elk or Elk Capital fail to qualify as regulated investment companies in any fiscal year, the concentration prohibitions will likely be violated.

         (5) Ameritrans must distribute as dividends at least 90% of its investment company taxable income (as defined in Section 852 of the Code) as well as 90% of the excess of its tax-exempt income over certain disallowed tax-exempt interest deductions in order to be allowed a tax deduction for dividends.

         In order to avoid the imposition of a non-deductible 4% excise tax on undistributed income of Ameritrans, Ameritrans is required, under the terms of the Revenue Act of 1987 as embodied in Section 4982 of the Code, to distribute within each calendar year at least 97% of its ordinary income for such calendar year and 98% of its capital gain net income for the one-year period ending on October 31 of such calendar year.

         Dividends distributed by Ameritrans to its stockholders constitute ordinary income to such stockholders to the extent derived from ordinary income and short-term capital gains of Ameritrans (such as interest from loans by Ameritrans). Any long-term capital gain dividends distributed by Ameritrans would constitute capital gain income to Ameritrans stockholders.

         The tax benefits available to a qualified regulated investment company are prospective, commencing with the fiscal year in which all the conditions listed above are met, and would not permit Ameritrans to avoid income tax at the corporate level on income earned during prior taxable years. If Ameritrans fails to qualify as a regulated investment company for a given fiscal year, Ameritrans will not be entitled to a federal income tax deduction for dividends distributed, and amounts distributed as stockholder dividends by Ameritrans will therefore be subject to federal income tax at both the corporate level and the individual level. In addition, if Elk fails to qualify as a regulated investment company, such failure may cause Ameritrans to fail to qualify for regulated investment company status as well. See "INFORMATION CONCERNING ELK -- Tax Considerations."

Elk Capital Corporation

         Ameritrans currently intends to engage in a broad range of investment and financial services business, not permitted under the 1958 Act, directly and indirectly through Elk Capital and/or other subsidiaries. Ameritrans has not yet formulated any definitive plans concerning the business or operations of Elk Capital. Consequently, stockholders should realize that, in approving the Share Exchange Plan, they are giving broad discretion to the management of Ameritrans with respect to the acquisition and the operations of Elk Capital.

         The funds necessary to finance the initial organization and capitalization of Elk Capital will be provided from Elk from the proceeds from Elk's January 1998 private placement that may be transferred to Ameritrans or through borrowings by Ameritrans from an institutional lender. Elk may allocate up to $963,000 of the proceeds of such private placement (less any amounts used to purchase the shares of Elk stockholders who dissent from the Share Exchange
Plan) for operating capital to be used by Ameritrans and/or Elk Capital.

                   APPRAISAL RIGHTS OF DISSENTING STOCKHOLDERS

         Pursuant to Section 910 of New York Corporation Law, holders of Elk Common Stock at the close of business on the Record Date have the right to dissent from the Share Exchange and, if the Share Exchange Plan is approved and the Share Exchange is consummated, receive payment of the fair value of their Elk Common Stock (in lieu of Ameritrans Common Stock they would otherwise receive pursuant to the Share Exchange) by complying with the requirements of
Section 623 of New York Corporation Law (the full text of which is set forth as Exhibit B to this Proxy Statement/Prospectus). Section 623 requires that any such stockholder who wishes to exercise such appraisal rights must not vote in favor of the adoption of the Share Exchange Plan, and must file with Elk, before stockholders vote on the Share Exchange Plan, a written objection including a notice of election to dissent, his name and residence address, the number of shares as to which he dissents (stockholders may not dissent as to less than all of their shares) and a demand for payment for his shares if the Share Exchange is effected. Such objection is not required from any stockholder to whom Elk did not give proper notice of the Annual Meeting. Within 10 days after the vote of stockholders authorizing the Share Exchange, Elk must give written notice of such authorization to each dissenting stockholder who filed written objection or from whom written objection was not required. Any stockholder from whom written objection was not required and who elects to dissent from the Share Exchange must file with Elk, within 20 days after the giving of such notice to him, a written notice of such election, stating his name and residence address, the number of shares as to which he dissents and a demand for payment of the fair value for his shares. At the time of filing the notice of election to dissent or within one month thereafter, the stockholder must submit the certificates representing his shares to Elk or its transfer agent for notation thereon of the election to dissent, after which such certificates will be returned to the stockholder. Failure to submit the certificates for such notation may result in the loss of appraisal rights. Within 15 days after the expiration of the period within which stockholders may file their notices of election to dissent or within 15 days after consummation of the Share Exchange, whichever is later (but not later than 90 days after the stockholders' vote authorizing the Share Exchange Plan), Elk must make a written offer (which if the Share Exchange has not been consummated, may be conditioned upon such consummation) to each stockholder who has filed such notice of election to pay for his shares at a specified price which Elk considers to be their fair value. If Elk fails to make the offer within such 15-day period, or if any dissenting stockholder fails to agree to it within 30 days after it is made, Elk shall institute a judicial proceeding within 20 days after the expiration of the applicable period to determine the rights of dissenting stockholders and to fix the fair market value of their shares of Elk Common Stock. If Elk fails to institute such proceeding, a dissenting stockholder may institute the same. A negative vote on the Share Exchange Plan does not constitute a "written objection" required to be filed by a dissenting stockholder. Failure to vote against the Share Exchange Plan will not constitute a waiver of appraisal rights; however, since a proxy left blank will be voted FOR the Share Exchange Plan, any Elk stockholder who wishes to exercise his appraisal rights must either vote AGAINST the Share Exchange Plan or abstain.

         The foregoing summary does not purport to be a complete statement of the provisions of Section 623 of New York Corporation Law, and is qualified in its entirety by reference to the attached Exhibit B.

                                     EXPERTS

         The financial statements of Elk for the years ended June 30, 1999, 1998 and 1997, contained in the Statement of Additional Information of Ameritrans have been audited by Marcum & Kliegman LLP, independent public accountants, as indicated in their report dated August 11, 1999 with respect thereto and are incorporated herein. Such financial statements have been incorporated in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

         The legality of the shares of Ameritrans Common Stock to be issued pursuant to the Share Exchange will be passed upon for Ameritrans by Stursberg & Veith, which is counsel to both Ameritrans and Elk.

                                  OTHER MATTERS

         The Board of Directors of Elk does not know of any other matters which may come before the Annual Meeting, other than those specified in the Notice of Annual Meeting of Stockholders dated ______________________ _______, 1999 and this Proxy Statement/Prospectus. However, if any other matters are properly presented to the Annual Meeting, the persons named in the accompanying proxy intend to exercise the discretion conferred by any duly executed proxies to vote, or otherwise to act, in accordance with their judgment on such matters.

         If the Share Exchange is not consummated, any proposal which a Elk stockholder intends to present at the 2000 Annual Meeting of Stockholders of Elk must be received by Elk at its principal executive offices a reasonable time before the management of Elk commences solicitation of proxies for such meeting, for such proposal to be included in the Proxy Statement for such meeting.


         The Board of Directors invites stockholders to attend the Annual Meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope. Prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Stockholders who attend the meeting may vote their stock personally even though they have sent in their proxies.

                             ADDITIONAL INFORMATION

         Ameritrans has filed with the SEC, Washington, D.C., a Registration Statement on Form N-14 under both the 1933 Act and the 1940 Act which relates to Ameritrans, Elk and the shares of Ameritrans Common Stock being offered hereby. For further information pertaining to Ameritrans, Elk and the Ameritrans Common Stock being offered hereby, reference is hereby made to such Registration Statement, including the exhibits and financial statements filed therewith.

                                                                      Exhibit A

                      AGREEMENT AND PLAN OF SHARE EXCHANGE

                                     between

                         AMERITRANS CAPITAL CORPORATION

                                       and

                       ELK ASSOCIATES FUNDING CORPORATION


         THIS AGREEMENT AND PLAN OF SHARE EXCHANGE (this "Plan") is made as of this 2nd day of August, 1999 by and between Ameritrans Capital Corporation, a Delaware corporation ("Ameritrans") and Elk Associates Funding Corporation, a New York corporation ("Elk").

         WHEREAS, the respective Boards of Directors of Ameritrans and Elk deem it advisable and in the best interests of their respective stockholders that Ameritrans and Elk engage in a share exchange (the "Share Exchange") pursuant to this Plan and Section 913 of the Business Corporation Law of the State of New York ("New York BCL") pursuant to which Ameritrans would acquire all of the outstanding shares of common stock of Elk in exchange for shares of common stock of Ameritrans;

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein, Elk and Ameritrans hereby agree as follows:

                                    ARTICLE I

                                 SHARE EXCHANGE

         1.1. Acquiring Corporation. Ameritrans shall be the acquiring corporation, within the meaning of Section 913 of New York BCL, in the Share Exchange.

         1.2. Subject Corporation. Elk shall be the subject corporation, within the meaning of Section 913 of New York BCL, in the Share Exchange.


         1.3. Share Exchange. Pursuant to the terms of this Plan and Section 913 of New York BCL, Ameritrans and Elk shall participate in the Share Exchange, pursuant to which each share of common stock, par value $.01 per share, of Elk ("Elk Common Stock") issued and outstanding on the Effective Date of the Share Exchange (as defined in Section 1.7 below) shall be exchanged for one (1) share of common stock, $.0001 par value per share, of Ameritrans ("Ameritrans Common Stock"). As of the Effective Date of the Share Exchange, (i) the ownership of each issued and outstanding share of Elk Common Stock shall automatically vest in Ameritrans, whether or not the certificates representing such shares have been surrendered for exchange by the holders thereof; and (ii) the holders of issued and outstanding shares of Elk Common Stock shall automatically become entitled to receive one (1) share of Ameritrans Common Stock for each share of Elk Common Stock held, and the certificates representing such shares of Elk Common Stock shall represent only the right to receive such shares of Ameritrans Common Stock and shall cease to represent shares of Elk Common Stock.


         1.4. Treasury Shares. Notwithstanding the provisions of Section 1.3, any shares of Elk Common Stock held by Elk as treasury shares as of the Effective Date ("Treasury Shares") shall not be exchanged for shares of Ameritrans Common Stock, but shall be cancelled as of the Effective Date.

         1.5. Dissenting Stockholders. Notwithstanding the provisions of Section 1.3, any holder of shares of Elk Common Stock who is entitled to dissenter's rights pursuant to Section 910 of New York BCL and who filed a written objection to this Plan in accordance with Section 623(a) of New York BCL and did not vote in favor of the Share Exchange shall not become entitled to receive one (1) share of Ameritrans Common Stock for each share of Elk Common Stock held by such holder on the Effective Date (with such shares of Elk Common Stock referred to herein as "Dissenting Shares") pursuant to the Share Exchange, but shall instead have the rights provided for in Section 623 of New York BCL; and as of the Effective Date, the certificates representing the Dissenting Shares shall represent only the rights provided for in Section 623 of New York BCL and shall cease to represent shares of Elk Common Stock.


         1.6. Preferred Stock. No shares of preferred stock are currently authorized or outstanding.

         1.7. Effective Date. The Effective Date of the Share Exchange shall be the date on which a certificate of exchange for the Share Exchange is executed and filed with the New York Department of State in accordance with Section 913
of New York BCL. Such execution and filing shall occur on             , 1999,
or if all conditions (set forth in Article V hereof) to the obligation of Ameritrans or Elk to consummate the Share Exchange have not been satisfied or waived as of such date, as soon as practicable following the satisfaction or waiver of all conditions to the obligation of Ameritrans or Elk to consummate the Share Exchange.


         1.8. Exchange of Elk Common Stock Certificates. From and after the Effective Date, each holder of a certificate representing shares of Elk Common Stock which were issued and outstanding as of the Effective Date (excluding Treasury Shares and Dissenting Shares) shall have the right to surrender such certificate to Ameritrans in exchange for a certificate representing such number of shares of Ameritrans Common Stock as is determined by multiplying the number of shares of Elk Common Stock formerly represented by the surrendered certificate by one. Such exchange shall be made in accordance with written instruction which will be sent by Ameritrans, as soon as practicable following the Effective Date. Between the Effective Date and the time of such certificate exchange, each certificate representing shares of Elk Common Stock that were issued and outstanding as of the Effective Date (excluding Treasury Shares and Dissenting Shares) shall be deemed for all corporate purposes to represent such number of shares of Ameritrans Common Stock as is determined by multiplying the number of shares of Elk Common Stock formerly represented by such certificate by one. No transfers of the shares of Elk Common Stock issued and outstanding as of the Effective Date shall be recognized by, or recorded on the books of, either Elk or Ameritrans between the Effective Date and the date of such certificate exchange. Holders of shares of Elk Common Stock issued and outstanding as of the Effective Date (excluding Treasury Shares and Dissenting Shares) shall be considered to be stockholders of record of Ameritrans for purposes of any dividends or distributions declared by Ameritrans to be payable to stockholders of record of Ameritrans as of the date between the Effective Date and the date of such certificate exchange.

         1.9. Issuance to Ameritrans of Elk Common Stock Certificate. From and after the Effective Date, Ameritrans, as the sole holder of shares of Elk Common Stock, shall be entitled to receive a certificate from Elk representing such number of shares of Elk Common Stock as is equal to the number of shares of Elk Common Stock issued and outstanding as of the Effective Date (excluding Treasury Shares); and Elk shall promptly issue such stock certificate to Ameritrans. Between the Effective Date and the date of issuance of such stock certificate, Ameritrans shall be deemed for all corporate purposes to be the sole holder of Elk Common Stock.

                                   ARTICLE II

                                 CAPITALIZATION

         2.1. Capitalization of Ameritrans. The authorized capital stock of Ameritrans consists of 5,000,000 shares of Ameritrans Common Stock, $.0001 par value, one (1) of which, as of the date hereof, is issued and outstanding and entitled to vote on the Plan. The number of authorized shares of Ameritrans Common Stock may be changed prior to the Effective Date by an amendment to the Certificate of Incorporation of Ameritrans, upon a vote of the Board of Directors and stockholders (if any) of Ameritrans; and shares of Ameritrans Common Stock may be issued prior to the Effective Date, upon a vote of the Board of Directors of Ameritrans.


         2.2. Capitalization of Elk. The authorized capital stock of Elk consists of 3,000,000 shares of Elk Common Stock, $.01 par value, of which, as of the date hereof, 1,745,600 shares are issued and outstanding. The outstanding shares of Elk Common Stock are entitled to vote on this Plan. The number of authorized shares of Elk Common Stock or Elk Preferred Stock may be changed prior to the Effective Date by an amendment to the Certificate of Incorporation of Elk, upon a vote of the Board of Directors and stockholders (if any) of Elk. The number of outstanding shares of Elk Common Stock may be changed prior to the Effective Date by the issuance of additional shares of Elk Common Stock, upon a vote of the Board of Directors of Elk.


                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF AMERITRANS

         Ameritrans represents and warrants to Elk as follows:

         3.1. Corporate Status of Ameritrans. Ameritrans is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Ameritrans is a registered management investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

         3.2. Authority for Plan. Ameritrans has the corporate power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the Share Exchange have been duly authorized by the Board of Directors of Ameritrans, and no other corporate proceedings on the part of Ameritrans are necessary to authorize the execution and delivery of this Plan and the consummation of the Share Exchange. The execution and delivery of this Plan and the consummation of the Share Exchange will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws of Ameritrans or (ii) with or without the giving of notice or the lapse of time, or both, conflict with, or result in any violation of or default under, or in any right to accelerate or the creation of any lien, charge or encumbrance pursuant to, or right of termination under, any provision of any mortgage, indenture, lease, agreement or other instrument, permit, concession, grant, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Ameritrans or any of its properties. Other than in connection with or in compliance with the provision of
Section 913 of New York BCL, and applicable federal and state securities laws, no authorization, consent or approval of, or declaration of, filing for the execution and delivery of this Plan to Ameritrans or the consummation by Ameritrans of the Share Exchange. This Plan has been duly executed and delivered by Ameritrans and is a valid and binding obligation of Ameritrans enforceable in accordance with its terms.

         3.3. Prior Activities. Ameritrans has not engaged in any business or other activity prior to the date of this Plan, other than matters relating to corporate organization, capitalization and financing and matters incidental to this Plan.

         3.4. Best Efforts. Ameritrans shall use its best efforts, to the extent reasonable, to satisfy all conditions to the obligation of Ameritrans or Elk to consummate the Share Exchange.

                                   ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF ELK

         Elk represents and warrants to Ameritrans as follows:

         4.1. Corporate Status of Elk. Elk (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and (ii) has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is now being conducted. Elk is a registered management investment company under the 1940 Act. Elk is licensed to operate as a small business investment company under Section 301(d) of the Small Business Investment Act of 1958, as amended (the "1958 Act").

         4.2. Subsidiaries and Other Ownership Interests. Except as listed on
Schedule 1 attached hereto or its financial statements, Elk does not own, directly or indirectly, any capital stock or other equity interest in any corporation, partnership, firm, association or other business organization, entity or enterprise.

         4.3. Authority for Plan. Elk has the corporate power to enter into this Plan and to carry out its obligations hereunder. The execution and delivery of this Plan and the consummation of the Share Exchange have been duly authorized by Elk's Board of Directors and, except for the approval of this Plan by its stockholders as required by Section 913 of the New York BCL, no other corporate proceedings on the part of Elk are necessary to authorize the execution and delivery of this Plan and the consummation of the Share Exchange. The execution and delivery of this Plan and the consummation of the Share Exchange will not
(i) conflict with or result in a violation of any provision of the Certificate of Incorporation or Bylaws of Elk or (ii) with or without the giving of notice or the lapse of time, or both, conflict with, or result in any violation of or default under, or in any right to accelerate or the creation of any lien, charge or encumbrance pursuant to, or right of termination under, any provision of any mortgage, indenture, lease, agreement or other instrument, permit, concession, grant, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Elk or any of its properties, except for such conflicts, violations or defaults as have been consented to or waived by the appropriate party. Other than in connection with or in compliance with the provision of Section 913 of New York BCL, and applicable federal and state securities laws, and for the approval of the Small Business Administration (the "SBA") required under the 1958 Act, no authorization, consent or approval of, or declaration of, or filing with or notice to any governmental body or authority is necessary for the execution and delivery of this Plan by Elk or the consummation by Elk of the Share Exchange. This Plan has been duly executed and delivered by Elk and is a valid and binding obligation of Elk enforceable in accordance with its terms.


         4.4. Financial Statements. Elk has furnished to Ameritrans true and complete copies of (i) Elk's consolidated balance sheet as of June 30, 1998 and 1997 and the related statement of income, stockholders' equity, cash flows and operations for the years then ended, and statement of changes in net assets for the fiscal year then ended, accompanied by the report of Marcum & Kliegman LLP, the independent accountants of Elk, and (ii) Elk's consolidated balance sheet as of March 31, 1998 and 1999, and the related statement of income, stockholders' equity, cash flows and operations for the period then ended, and statement of changes in net assets for the period then ended. Such financial statements (i) are in accordance with the books and records of Elk, (ii) present fairly the financial position and results of operations and cash flow of Elk for the periods indicated, and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied (except as otherwise stated therein).

         4.5. Assets. Elk has good and clear record and marketable title to, or a valid leasehold interest in, all of the assets and property shown on its balance sheet as of March 31, 1999, except as to assets and property disposed of since March 31, 1999, in the ordinary course of business and in a manner consistent with past practice. None of such assets or properties is subject to any mortgage, pledge, lien security interest, lease or other encumbrance, except for those incurred or made in the ordinary course of business which do not materially impair the usefulness of such assets or properties in the conduct of the business of Elk.

         4.6. Absence of Changes. Since March 31, 1999, and except as otherwise contemplated by this Plan, Elk has not undergone any material adverse change of any nature in its financial condition, business, operations, properties or prospects.


         4.7. Compliance with Applicable Laws. The business of Elk is not being conducted in violation of any applicable law, ordinance, regulation, decree or order of any governmental entity, except for violations which either singly or in the aggregate do not and are not expected to have a material adverse effect on the financial condition, business, operations, properties or prospects of Elk.

         4.8. Litigation. There is no material investigation or review by a governmental entity with respect to Elk pending or, to the best of Elk's knowledge, threatened; there is no claim, action, suit or proceeding pending, or to the best of Elk's knowledge, threatened against or affecting Elk or any of its assets at law or in equity, which either singly or in the aggregate may have any material adverse effect on the financial condition, business, operations, properties or prospects of Elk; and there is no basis or grounds, to the best of Elk's knowledge, for any such claim, action, suit, proceeding, investigation or review.

         4.9. Tax Matters. Elk has timely and appropriately filed all federal, state, local and foreign tax returns required to be filed by it or on its behalf. All taxes shown by such returns to be due and payable have been fully paid or are reflected as a liability in Elk's financial statements, and in Elk's opinion it has no material liability for such taxes in excess of the amount so paid or accrued.

         4.10. Best Efforts. Elk shall use its best efforts, to the extent reasonable, to satisfy all conditions to the obligation of Ameritrans or Elk to consummate the Share Exchange.

                                    ARTICLE V

                              CONDITIONS PRECEDENT

         5.1. General Conditions. The obligations of Ameritrans and Elk to consummate the Share Exchange shall be subject to the fulfillment on or prior to the Effective Date of the following conditions:

                  (a) Stockholder Approval. This Plan shall have been approved by the holders of at least two-thirds of the outstanding shares of Elk Common Stock, as required by Section 913 of New York BCL.

                  (b) SBA Approval. The Plan shall have been approved by the SBA in accordance with the requirements of the 1958 Act.

                  (c) Compliance with Securities Laws. The shares of Ameritrans Common Stock to be issued to the holders of Elk Common Stock issued and outstanding as of the Effective Date pursuant to the terms of this Plan shall have been duly registered under the Securities Act of 1933, or an exemption from such registration shall be available. The issuance of such shares of Ameritrans Common Stock pursuant to the terms of this Plan shall be permissible under all applicable state securities laws, and all actions or filings required under such state securities laws in connection with the issuance of such Ameritrans Common Stock shall have been effected.


                  (d) Appraisal Rights. Holders of not more than three percent (3%) of the shares of Elk Common Stock entitled to vote at the meeting of Elk stockholders at which the Plan is approved shall have exercised their right to receive payment for their shares of Elk Common Stock pursuant to Section 623 of New York BCL by (i) filing with Elk a written objection to this Plan before the stockholder vote on this Plan is taken and (ii) not voting in favor of this Plan.


                  (e) No Governmental Proceedings. No injunction or restraining or other order issued by a court of competent jurisdiction which prohibits the consummation of the Share Exchange shall be in effect, and no governmental action or proceeding shall have been commenced or threatened in writing seeking any injunction or restraining or other order which seeks to prohibit, restrain, invalidate or set aside consummation of the Plan.

         5.2. Conditions Precedent to Obligation of Ameritrans. The obligation of Ameritrans to consummate the Share Exchange shall be subject to the fulfillment prior to the Effective Date of the following conditions:

                  (a) Accuracy of Representations and Warranties. The representations and warranties of Elk set forth in Article IV shall be true and correct in all material respects as of the Effective Date, except as contemplated by this Plan.

                  (b) No Adverse Change. There shall not have occurred any material adverse change in the financial condition, business, operations, properties or prospects of Elk between the date of this Plan and the Effective Date.

         5.3. Conditions Precedent to Obligation of Elk. The obligation of Elk to consummate the Share Exchange shall be subject to the fulfillment prior to the Effective Date of the following condition:

                  (a) Accuracy of Representations and Warranties. The representations and warranties of Ameritrans set forth in Article III shall be true and correct in all material respects as of the Effective Date, except as contemplated by this Plan.

                                   ARTICLE VI

                                   TERMINATION

         6.1. Termination. This Plan shall terminate and the shall not become effective, and no party to this Plan shall have any obligation to proceed with the Share Exchange, upon mutual agreement of the Board of Directors of Ameritrans and Elk.

         6.2. Effect of Termination. In the event this Plan terminates pursuant to Section 6.1, all further obligations of the parties hereto under this Plan shall terminate without further liability to the other party hereto.

                                   ARTICLE VII

                                  MISCELLANEOUS

         7.1. Amendments. This Plan may be amended at any time before the Effective Date by a written instrument signed by each party hereto, except that following approval of this plan by the stockholders of Elk, no amendment shall be made which adversely affects the consideration payable to such stockholders pursuant to the Share Exchange.

         7.2. Assignment. No party to this Plan may assign any of its rights or delegate any of its duties under this Plan without the written consent of the other party to this Plan.

         7.3. Non-survival of Representations and Warranties. The respective representations and warranties of the parties to this Plan set forth in Articles III and IV shall expire and be terminated as of the Effective Date.

         7.4. Notices. All notices and other communications under this Plan shall be in writing and shall be deemed given if delivered by hand, sent via a reputable nationwide courier service or deposited in the United States mail (postage prepaid), in each case to the applicable party at the following address:

Ameritrans Capital Corporation
747 Third Avenue, 4th Floor
New York, New York 10017

Attention:  President

Elk Associates Funding Corporation
747 Third Avenue, 4th Floor
New York, New York 10017
Attention:  President


         7.5. Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have executed this Plan as of the date first written above.

                             AMERITRANS CAPITAL CORPORATION

                             By: ________________________________
                                 Gary C. Granoff
                                 President

                             ELK ASSOCIATES FUNDING
                             CORPORATION

                             By: ________________________________
                                 Gary C. Granoff
                                 President

            Selected Provisions of Delaware Corporation Law            EXHIBIT B

Section 623. Procedure to Enforce Shareholders' Right to Receive Payment for Shares.


         (a) A shareholder intending to enforce his right under a section of this chapter to receive payment for his shares if the proposed corporate action referred to therein is taken shall file with the corporation before the vote, written objection to the action. The objection shall include a notice of his election to dissent, his name and residence address, the number of classes of shares as to which he dissents and a demand for payment of the fair value of his shares if the action is taken. Such objection is not required from any shareholder to whom the corporation did not give notice of such meeting in accordance with this chapter or where the proposed action is authorized by written consent of shareholders without a meeting.

         (b) Within ten days after the shareholders' authorization date, which term as used in this section means the date on which the shareholders' vote authorizing such action was taken, or the date on which such consent without a meeting was obtained from the requisite shareholders, the corporation shall give written notice of such authorization or consent by registered mail to each shareholder who filed written objection or from whom written objection was not required, excepting any shareholder who voted for or consented in writing to the proposed action and who thereby is deemed to have elected not to enforce his right to receive payment for his shares.

         (c) Within twenty days after the giving of notice to him, any shareholder from whom written objection was not required and who elects to dissent shall file with the corporation a written notice of such election, stating his name and residence address, the number of classes of shares as to which he dissents and a demand for payment of the fair value of his shares. Any shareholder who elects to dissent from a merger under section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations) or from a share exchange under paragraph
(g) of section 913 (Share exchanges) shall file a written notice of such election to dissent within twenty days after the giving to him of a copy of the plan of merger or exchange or an outline of the material features thereof under section 905 or 913.

         (d) A shareholder may not dissent as to less than all of the shares, as to which he has a right to dissent, held by him of record, that he owns beneficially. A nominee or fiduciary may not dissent on behalf of any beneficial owner as to less than all of the shares of such owner, as to which such nominee or fiduciary has a right to dissent, held of record by such nominee or fiduciary.

         (e) Upon consummation of the corporate action, the shareholder shall cease to have any of the rights of a shareholder except the right to be paid the fair value of his shares and any other rights under this section. A notice of election may be withdrawn by the shareholder at any time prior to his acceptance in writing of an offer made by the corporation, as provided in paragraph (g), but in no case later than sixty days from the date of consummation of the corporate action except that if the corporation fails to make a timely offer, as provided in paragraph (g), the time for withdrawing a notice of election shall be extended until sixty days from the date an offer is made. Upon expiration of such time, withdrawal of a notice of election shall require the written consent of the corporation. In order to be effective, withdrawal of a notice of election must be accompanied by the return to the corporation of any advance payment made to the shareholder as provided in paragraph (g). If a notice of election is withdrawn, or the corporate action is rescinded, or a court shall determine that the shareholder is not entitled to receive payment for his shares, or the shareholder shall otherwise lose his dissenter's rights, he shall not have the right to receive payment for his shares and he shall be reinstated to all his rights as a shareholder as of the consummation of the corporate action, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim.

         (f) At the time of filing the notice of election to dissent or within one month thereafter the shareholder of shares represented by certificates shall submit the certificates representing his shares to the corporation, or to its transfer agent, which shall forthwith note conspicuously thereon that a notice of election has been filed and shall return the certificates to the shareholder or other person who submitted them on his behalf. Any shareholder of shares represented by certificates who fails to submit his certificates for such notation as herein specified shall, at the option of the corporation exercised by written notice to him within forty-five days from the date of filing of such notice of election to dissent, lose his dissenter's rights unless a court, for good cause shown, shall otherwise direct. Upon transfer of a certificate bearing such notation, each new certificate issued therefor shall bear a similar notation together with the name of the original dissenting holder of the shares and a transferee shall acquire no rights in the corporation except those which the original dissenting shareholder had at the time of the transfer.

         (g) Within fifteen days after the expiration of the period within which shareholders may file their notices of election to dissent, or within fifteen days after the proposed corporate action is consummated, whichever is later (but in no case later than ninety days from the shareholders' authorization date), the corporation or, in the case of a merger or consolidation, the surviving or new corporation shall make a written offer by registered mail to each shareholder who has filed such notice of election to pay for his shares at a specified price which the corporation considers to be their fair value. Such offer shall be accompanied by a statement setting forth the aggregate number of shares with respect to which notices of election to dissent have been received from the aggregate number of holders of such shares. If the corporate action has been consummated, such offer shall also be accompanied by (1) advance payment to each such shareholder who has submitted the certificates representing his shares to the corporation, as provided in paragraph (f), of an amount equal to eighty percent of the amount of such offer, or (2) as to each shareholder who has not yet submitted his certificates a statement that advance payment to him of an amount equal to eighty percent of the amount of such offer will be made by the corporation promptly upon submission of his certificates. If the corporate action has not been consummated at the time of this making of the offer, such advance payment or statement as to advance payment shall be sent to each shareholder entitled thereto forthwith upon consummation of the corporate action. Every advance payment or statement as to advance payment shall include advice to the shareholder to the effect that acceptance of such payment does not constitute a waiver of any dissenters' rights. If the corporate action has not been consummated upon the expiration of the ninety day period after the shareholders' authorization date, the offer may be conditioned upon the consummation of such action. Such offer shall be made at the same price per share to all dissenting shareholders of the same class, or if divided into series, of the same series and shall be accompanied by a balance sheet of the corporation whose shares the dissenting shareholder holds as of the latest available date, which shall not be earlier than twelve months before the making of such offer, and a profit and loss statement or statements for not less than a twelve month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such twelve month period, for the portion thereof during which it was in existence. Notwithstanding the foregoing, the corporation shall not be required to furnish a balance sheet or profit and loss statement or statements to any shareholder to whom such balance sheet or profit and loss statement or statements were previously furnished, nor if in connection with obtaining the shareholders' authorization for or consent to the proposed corporate action the shareholders were furnished with a proxy or information statement, which included financial statements, pursuant to Regulation 14A or Regulation 14C of the United States the Securities and Exchange Commission. If within thirty days after the making of such offer, the corporation making the offer and any shareholder agree upon the price to be paid for his shares, payment therefor shall be made within sixty days after the making of such offer or the consummation of the proposed corporate action, whichever is later, upon the surrender of the certificates for any such shares represented by certificates.

         (h) The following procedure shall apply if the corporation fails to make such offer within such period of fifteen days, or if it makes the offer and any dissenting shareholder or shareholders fail to agree with it within the period of thirty days thereafter upon the price to be paid for their shares:

                  (1) The corporation shall, within twenty days after the expiration of whichever is applicable of the two periods last mentioned, institute a special proceeding in the supreme court in the judicial district in which the office of the corporation is located to determine the rights of dissenting shareholders and to fix the fair value of their shares. If, in the case of merger or consolidation, the surviving or new corporation is a foreign corporation without an office in this state, such proceeding shall be brought in the county where the office of the domestic corporation, whose shares are to be valued, was located.

                  (2) If the corporation fails to institute such proceeding within such period of twenty days , any dissenting shareholder may institute such proceeding for the same purpose not later than thirty days after the expiration of such twenty day period. If such proceeding is not instituted within such thirty day period, all dissenter's rights shall be lost unless the supreme court, for good cause shown, shall otherwise direct.

                  (3) All dissenting shareholders, excepting those who, as provided in paragraph (g), have agreed with the corporation upon the price to be paid for their shares, shall be made parties to such proceeding, which shall have the effect of an action quasi in rem against their shares. The corporation shall serve a copy of the petition in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons, and upon each nonresident dissenting shareholder either by registered mail and publication, or in such other manner as is permitted by law. The jurisdiction of the court shall be plenary and exclusive.

                  (4) The court shall determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his shares. If the corporation does not request any such determination or if the court finds that any dissenting shareholder is so entitled, it shall proceed to fix the value of the shares which, for the purposes of this section, shall be the fair value as of the close of business on the day prior to the shareholders' authorization date. In fixing the fair value of the shares, the court shall consider the nature of the transaction giving rise to the shareholder's right to receive payment for shares and its effects on the corporation and its shareholders, the concepts and methods then customary in the relevant securities and financial markets for determining fair value of shares of a corporation engaging in a similar transaction under comparable circumstances and all other relevant factors. The court shall determine the fair value of the shares without a jury and without referral to an appraiser or referee. Upon application by the corporation or by any shareholder who is a party to the proceeding, the court may, in its discretion, permit pretrial disclosure, including, but not limited to, disclosure of any expert's reports relating to the fair value of the shares whether or not intended for use at the trial in the proceeding and notwithstanding subdivision (d) of section 3101 of the civil practice law and rules.

                  (5) The final order in the proceeding shall be entered against the corporation in favor of each dissenting shareholder who is a party to the proceeding and is entitled thereto for the value of his shares so determined.

                  (6) The final order shall include an allowance for interest at such rate as the court finds to be equitable, from the date the corporate action was consummated to the date of payment. In determining the rate of interest, the court shall consider all relevant factors, including the rate of interest which the corporation would have had to pay to borrow money during the pendency of the proceeding. If the court finds that the refusal of any shareholder to accept the corporate offer of payment for his shares was arbitrary, vexatious or otherwise not in good faith, no interest shall be allowed to him.

                  (7) Each party to each proceeding shall bear its own costs and expenses, including the fees and expenses of its counsel and of any experts employed by it. Notwithstanding the foregoing, the court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by the corporation against any or all of the dissenting shareholders who are parties to the proceeding, including any who have withdrawn their notices of election as provided in paragraph (e), if the court finds that their refusal to accept the corporate offer was arbitrary, vexatious or otherwise not in good faith. The court may, in its discretion, apportion and assess all or any part of the costs, expenses and fees incurred by any or all dissenting shareholders who are parties to the proceeding against the corporation if the court find any of the following: (A) that the fair value of the shares as determined materially exceeds the amount which the corporation offered to pay; (B) that no offer or required advanced payment was made by the corporation; (C) that the corporation failed to institute the special proceeding within the period specified therefor; or (D) that the action of the corporation in complying with its obligations as provided in clause (A), the court may consider the dollar amount or the percentage, or both, by which the fair value of the shares as determined exceeds the corporate offer.

                  (8) Within sixty days after final determination of the proceedings, the corporation shall pay to each dissenting shareholder the amount found to be due him, upon surrender of the certificate for any such shares represented by certificates.

         (i) Shares acquired by the corporation upon the payment of the agreed value therefor or of the amount due under the final order, as provided in this section, shall become treasury shares or be cancelled as provided in section 515 (Reacquired shares), except that, in the case of a merger or consolidation, they may be held and disposed of as the plan of merger or consolidation may otherwise provide.

         (j) No payment shall be made to a dissenting shareholder under this section at a time when the corporation is insolvent or when such payment would make it insolvent. In such event, the dissenting shareholder shall, at his option:

                  (1) Withdraw his notice of election, which shall in such event be deemed withdrawn with the written consent of the corporation; or

                  (2) Retain his status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the non-dissenting shareholders, and if it is not liquidated, retain his right to be paid for his shares, which right the corporation shall be obliged to satisfy when the restrictions of this paragraph do not apply.

                  (3) The dissenting shareholder shall exercise such option under subparagraph (1) or (2) by written notice filed with the corporation within thirty days after the corporation has given him written notice that payment for his shares cannot be made because of the restrictions of this paragraph. If the dissenting shareholder fails to exercise such option as provided, the corporation shall exercise the option by written notice given to him within twenty days after the expiration of such period of thirty days.

         (k) The enforcement by a shareholder of his right to receive payment for his shares in the manner provided herein shall exclude the enforcement by such shareholder of any other right to which he might otherwise be entitled by virtue of share ownership, except as provided in paragraph (e), and except that this section shall not exclude the right of such shareholder to bring or maintain an appropriate action to obtain relief on the ground that such corporate action will be or is unlawful or fraudulent as to him.

         (l) Except as otherwise expressly provided in this section, any notice to be given by a corporation to a shareholder under this section shall be given in the manner provided in section 605 (Notice of meetings of shareholders).

         (m) This section shall not apply to foreign corporations except as provided in subparagraph (e)(2) of section 907 (Merger or consolidation of domestic and foreign corporations).


Section 910. Right of Shareholder to Receive Payment for Shares Upon Merger or Consolidation, or Sale, Lease, Exchange or Other Disposition of Assets, or Share Exchange.


         (a) A shareholder of a domestic corporation shall, subject to and by complying with section 623 (Procedure to enforce shareholder's right to receive payment for shares), have the right to receive payment of the fair value of his shares and the other rights and benefits provided by such section, in the following cases:

                  (1) Any shareholder entitled to vote who does not assent to the taking of an action specified in subparagraphs (A), (B), or (C).

                           (A) Any plan of merger or consolidation to which the
                  corporation is a party; except that the right to receive payment of the fair value of his shares shall not be available.

                           (i) To a shareholder of the surviving corporation in a merger authorized by section 905 (Merger of subsidiary corporation) or paragraph (c) of section 907 (Merger or consolidation of domestic and foreign corporations); and

                           (ii) To a shareholder of the surviving corporation in a merger authorized by this article, other than a merger specified in subparagraph (i), unless such merger effects one or more of the changes specified in subparagraph (b)(6) of section 806 (Provisions as to certain proceedings) in the rights of the shares held by such shareholder.

                           (B) Any sale, lease, exchange or other disposition of
                  all or substantially all of the assets of a corporation which requires shareholder approval under section 909 (Sale, lease, exchange or other disposition of assets) other than a transaction wholly for cash where the shareholders' approval thereof is conditioned upon the dissolution of the corporation and the distribution of substantially all its assets to the shareholders in accordance with their respective interests within one year after the date of such transaction.

                           (C) Any share exchange authorized by section 913 in
                  which the corporation is participating as a subject corporation; except that the right to receive payments of the fair value of his shares shall not be available to a shareholder whose shares have not been acquired in the exchange.

                  (2) Any shareholder of the subsidiary corporation in a merger authorized by section 905 or paragraph (c) of section 907, or in a share exchange authorized by paragraph (g) of section 913, who files with the corporation a written notice of election to dissent as provided in paragraph (c) of section 623.

PROXY                                                                      PROXY


                       ELK ASSOCIATES FUNDING CORPORATION

                           Proxy for Annual Meeting of

                        Stockholders on __________ , 1999

The undersigned, having received notice of a Annual Meeting of Stockholders and revoking all prior proxies, hereby appoint(s) Gary C. Granoff, Ellen M. Walker and Margaret Chance with full power of substitution, as proxies to represent and vote as designated below, all shares of common stock of Elk Associates Funding Corporation ("Elk") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Elk to be held at the offices of Stursberg & Veith, 405 Lexington Avenue, Suite 4949, New York, New York on __________, 1999, at 10:00 a.m. (New York Time) and any adjournment thereof.

1. To adopt an Agreement and Plan of Share Exchange dated August 2, 1999 between Elk and Ameritrans Corporation, as described in the accompanying Proxy Statement/ Prospectus.

         FOR___                   AGAINST___                 ABSTAIN___

2. To Elect Directors

              FOR electing all nominees listed (as recommended in the proxy statement) except as marked below _______

              Gary C. Granoff, Ellen M. Walker, Lee A. Forlenza, Marvin Sabesan, Steven Etra, Paul Creditor, Allen Kaplan, John L. Acierno, John R. Laird, and Howard F. Sommer.

              WITHHOLD AUTHORITY to vote for all nominees listed

              (INSTRUCTION: To withhold authority to vote for any individual nominee, write that person's name in the space provided.)

              -----------------------------------------------------------------

3. To ratify and approve the appointment of Marcum & Kliegman, LLP as Elk's independent public accountants for the fiscal year ended June 30, 1999.

         FOR___                   AGAINST___                 ABSTAIN___

4. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

         FOR___                   AGAINST___                 ABSTAIN___

The shares represented by this Proxy will be voted as directed by the undersigned. If no specification is made, the Proxy will be voted for the nominees named in the Proxy Statement to represent the holders of Common Stock and in favor of Proposals 1 and 3. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to other matters which properly come before the meeting.



If the undersigned hold(s) any of the shares of common stock of Elk in a fiduciary, custodial or joint capacity or capacities, this Proxy is signed by the undersigned in every such capacity as well as individually.

Date:______________


                                             ________________________________

                                             ________________________________
                                             Signature(s)

When signed as an attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                          THE BOARD OF DIRECTORS OF ELK

                         Ameritrans Capital Corporation
                                    4th Floor
                                747 Third Avenue
                            New York, New York 10017

                       STATEMENT OF ADDITIONAL INFORMATION


                           ____________________, 1999

This Statement of Additional Information is not a prospectus and should be read in conjunction with a Proxy Statement/Prospectus, also dated ______________, 1999, which has been prepared and distributed to stockholders of Elk Associates Funding Corporation, a New York corporation ("Elk"), for the purposes of (1) the solicitation of proxies by the Board of Directors of Elk for use at the Annual Meeting of Stockholders on __________, 1999, at which Elk stockholders will be asked (a) to consider and vote upon the adoption of an Agreement and Plan of Share Exchange between Ameritrans Capital Corporation, a Delaware corporation ("Ameritrans"), and Elk, pursuant to which each outstanding share of common stock of Elk would be exchanged for one (1) share of common stock of Elk, (b) to elect 10 directors to serve until the next Annual Meeting and until their successors are chosen and qualified, (c) to ratify and approve the selection by the Board of Directors of Marcum & Kliegman, LLP as Elk's independent public accountants for the fiscal year ended June 30, 1999, and (d) to consider and act upon such other matters as may properly come before the meeting or any adjournment thereof, and (2) the offer and issuance of up to 1,745,600 shares of common stock of Ameritrans to holders of common stock of Elk pursuant to the terms of such share exchange. A copy of the Proxy Statement/Prospectus may be obtained from the Secretary of Ameritrans, 4th Floor, 747 Third Avenue, New York, New York 10017, (800) 214-1047.


The financial statements of Elk included in this Statement of Additional Information have been examined by Marcum & Kliegman, LLP, independent public accountants, as stated in their report with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

No financial statements for Ameritrans are included in this Statement of Additional Information because Ameritrans has not yet been capitalized nor has it engaged in any operations and will not do so until such time as the share exchange with Elk is consummated.


The securities described in the Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission nor has the commission passed upon the accuracy or adequacy of the Proxy
Statement/Prospectus or this statement of additional information.


                                Table of Contents

Selected Financial Data......................................................2
Management's Discussion and Analysis of Financial
   Condition and Results of Operations.......................................3
Financial Statements.......................................................F-1

Selected Financial Data



         The table below contains certain summary historical financial information of Elk. You should read these tables in conjunction with the consolidated financial statements of Elk and the related notes for the years ended June 30, 1999, 1998 and 1997 and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

  Statement of Operations                                       Fiscal Year Ended
            Data                                                     June 30,
--------------------------       --------------------------------------------------------------------------------
                                   1995             1996             1997             1998              1999
                                   ====             ====             ====             ====              ====
Investment Income               $2,629,901       $3,084,412       $4,023,795       $4,606,456          $5,583,894
                                ----------       ----------       ----------       ----------          ----------

Interest Expense                 1,002,959        1,105,993        1,582,700        1,840,731           2,440,051

Other Expenses                     960,474        1,108,505        1,408,034        1,852,262           1,903,182
                                ----------       ----------       ----------       ----------          ----------

Total Expenses                   1,963,433        2,214,498        2,990,734        3,692,993           4,343,233
                                ----------       ----------       ----------       ----------          ----------

Investment Income Before
Credit (provision) for Loan
Gains (losses) and Gains
(Losses) on Assets Acquired
and Income Taxes                   666,468          869,914        1,033,061          913,463           1,240,661
                                ----------       ----------       ----------       ----------          ----------

Credit (provision) for Loan
Gains (losses) and Gains
(Losses) on Assets Acquired        (13,515)          44,292           (8,923)         (14,649)            (11,272)

Other Income                                                          24,885           38,798               7,200

Benefit of (Provision for)
Income Taxes(1)                         --           (5,945)         (28,676)          (3,271)                769
                                ----------       ----------       ----------       ----------          ----------

Net Income                         652,953          908,261        1,020,347          934,341           1,237,358

Other Comprehensive Income              --               --           58,241          140,548              62,964
                                ----------       ----------       ----------       ----------          ----------

Total Comprehensive Income        $652,953         $908,261       $1,078,588       $1,074,889          $1,300,322
                                ==========       ==========       ==========       ==========          ==========

Net Income Per Common
Share (Basic and Diluted)       $      .66       $      .73       $      .79       $      .62          $      .71
                                ==========       ==========       ==========       ==========          ==========

Common Stock Dividends
Paid                            $       --       $  937,028       $  946,655       $  986,724          $1,256,832
                                ==========       ==========       ==========       ==========          ==========

Weighted Average Shares of
Common Stock Outstanding
  Basic                            988,953        1,247,120        1,283,600        1,518,969           1,745,600
  Diluted                                                                                               1,750,684
                                ==========       ==========       ==========       ==========          ==========

                MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                       CONDITION AND RESULTS OF OPERATIONS


This discussion is intended to assist in the analysis of the financial condition and results of operations of Elk. The information contained in this section should be read in conjunction with the summary financial information and the financial statements and notes thereto appearing in this Statement of Additional Information.


GENERAL

Elk's principal activity is making small and medium sized business loans as permitted under the 1958 Act. Historically, Elk's earnings have been derived primarily from net interest income, which is the difference between interest earned on interest-earning assets consisting of small and medium size business loans, and the interest paid on interest-bearing liabilities consisting of indebtedness to Elk's banks and subordinated debentures issued to the SBA. Net interest income is a function of the net interest rate spread, which is the difference between the average yield earned on interest-earning assets and the average interest rate paid on interest-bearing liabilities, as well as the average balance of interest-earning assets as compared to interest-bearing liabilities. Unrealized depreciation on loans and investments is recorded when Elk adjusts the value of a loan to reflect management's estimate of the fair value, as approved by the Board of Directors. See Note 1 of "Notes to the Financial Statements."


Results of Operations For the Years ended June 30, 1999 and 1998

         Total Investment Income

         Elk's investment income increased $977,438 to $5,583,894 for the year ended June 30, 1999, when compared with the year ended June 30, 1998. The increase was due to an increase in interest earned on the loan portfolio ($1,088,940) off-set by a decrease in other fees and income ($111,502). This reflects Elk's decision to maximize stockholders' return by maximizing the use of bank financing.

         Operating Expenses

         Interest expenses increased $599,320 to $2,440,051 when compared with the prior year due to Elk's strategy to maximize bank financing which rose to $31,000,000 as of June 30, 1999, as compared to $22,085,000 at June 30, 1998.
Other operating expenses increased to $1,914,454 for the year ended June 30, 1999, as compared with $1,866,911 in the prior year. The increase in operating expenses was due increases in various administrative expenses and was partially offset by a decrease in bad debt expense. Bad debt expense decreased $81,283 to $146,465 during the year ended June 30, 1999, as compared with the year ended June 30, 1998.

         Net Income

         Net income for the year ended June 30, 1999 increased $303,017 to $1,237,358 when compared with the year ended June 30, 1998. The increase reflects the benefit of Elk's decision to maximize the use of leverage on bank financing.

Results of Operations For the Years ended June 30, 1998 and 1997.

         Total Investment Income.

         Elk's investment income for the fiscal year ended June 30, 1998 increased to $4,606,456 from $4,023,795, or 14.5%, when compared with the year ended June 30, 1997. This increase was mainly due to an increase in its loan portfolio. The portfolio increased from $33,249,206, as of June 30, 1997 to $41,590,000 as of June 30, 1998, as part of our strategy to maximize stockholder rate of return primarily through the utilization of bank financing.

         Operating Expenses.

         Interest expense for the year ended June 30, 1998 increased to $1,840,731 as compared to $1,582,700 for the similar period ended June 30, 1997. This increase was mainly due to increased bank borrowings of $22,085,000 as of June 30, 1998, compared to $16,820,000 as of June 30, 1997.

         Other operating expenses increased to $1,866,911 as compared to $1,416,957 for the year ended June 30, 1997. This increase was mainly due to a $227,748 increase in bad debt expense, in addition to various increases in the administrative fees.

         Net Income.

         Net income for the year ended June 30, 1998, decreased $86,006, as compared to the year ended June 30, 1997. This decrease was mainly caused by an increase in the bad debt expense of $227,748.

Balance Sheet and Reserves

         Total assets increased by $9,111,063 as of June 30, 1999 as compared to June 30, 1998. This increase was due to management's decision to expand its portfolio in the Chicago taxi medallion market plus increases in the diversified loan portfolio. This expansion was financed by an increase in bank debt of $8,915,000 during the 1999 fiscal year.

Liquidity and Capital Resources

         Prior to this Offering, Elk funded its operations through private placements of its securities, bank financing, and the issuance to the SBA of its subordinated debentures.

         In 1994, Elk agreed to repurchase all of the 547,271 outstanding shares of its 3% preferred stock from the SBA for an aggregate price of $1,915,449, representing a discount of 65% from the original issue price of $10 per share. As a condition of the repurchase, Elk granted the SBA a liquidating interest in a newly established restricted capital surplus account (the "Restricted Capital Account"). The Restricted Capital Account is equal to the amount of the net repurchase discount in which the SBA received a liquidating interest, amortized over 60 months ending November 10, 1999. However, if Elk is liquidated or if a material violation of SBA Regulations occurs during the amortization period, the SBA would receive the remaining unamortized amount of the Restricted Capital Account prior to the stockholders of Elk receiving any amounts on their Common Stock. The unamortized balance of the SBA's liquidating interest at June 30, 1999 was $256,916.

         In December 1994 and September 1995 Elk raised additional capital of $450,000 and $1,249,585, respectively, less private placement costs of $76,445 and $21,482, respectively. These proceeds were used to repurchase Elk's 3% preferred stock from the SBA. In connection with the purchase, all dividends in arrears on the preferred stock were extinguished.

         During January 1998, Elk completed a private placement of 462,000 shares of common stock at $6.50 per share for aggregate gross proceeds of $3,003,000, less offering expenses of $115,000. The net proceeds were utilized to repay bank indebtedness and for working capital. A portion of the proceeds temporarily used to reduce bank indebtedness, up to a maximum of $963,000, were allocated by Elk toward the organization and capitalization of its new parent company, Ameritrans.

         At June 30, 1999, 78% of Elk's indebtedness was represented by indebtedness to its banks and 22% by the debentures issued to the SBA with fixed rates of interest ranging from 6.12 to 8.20%. Elk currently may borrow up to $40,000,000 under its existing lines of credit, subject to the limitations imposed by its borrowing base agreement with its banks and the SBA, the statutory and regulatory limitations imposed by the SBA, and the availability of funds. In addition, Elk is presently eligible to apply for additional leverage from the SBA if it is determined by the Board of Directors to be in the best interests of the company. No assurance can be given that, if applied for, such additional financing will be approved by the SBA.


         Loan amortization and prepayments also provide a source of funding for Elk. Prepayments on loans are influenced significantly by general interest rates, economic conditions and competition.


         Like Elk, Ameritrans will distribute at least 90% of its investment company taxable income and, accordingly, we will continue to rely upon external sources of funds to finance growth. In order to provide the funds necessary for our expansion strategy, we expect to raise additional capital and to incur, from time to time, additional bank indebtedness and (if deemed necessary by management) to obtain SBA loans. There can be no assurances that such additional financing will be available on acceptable terms.

Year 2000 Compliance

         We have been taking steps to address and prevent problems in connection with the year 2000 ("Year 2000"). Such problems are expected to occur due to the inability of computer systems to properly recognize and process date-sensitive information relating to the Year 2000 and beyond. Year 2000 issues may affect our information technology systems ("IT") and non-information technology systems ("Non-IT"). The following are the IT systems that we use:

o        We use a computer program to track our receivable loans ("Loan Track").
         To address Year 2000, in February 1998 we engaged the consultant who originally developed Loan Track for us, to test, upgrade and certify Loan Track as Year 2000-compliant. The consultant completed all of such tasks, and the Year 2000-compliant Loan Track program is now in use in our regular operations. We also use the standard Peachtree(TM) accounting system for general in-house accounting functions. The version of Peachtree we currently use has been upgraded to be Year 2000-compliant.

o We also use other industry-wide programs such as Windows 95 and Word Perfect. It is expected that either the current versions are Year 2000-compliant or that Year 2000-compliant upgrade versions will be obtained in the near future. In addition, during the past 12 months and at present, we have been replacing or upgrading our computer hardware with equipment that will be Year 2000-compliant.

         Non-IT systems have been defined as embedded technology, such as micro-controllers, that may be included in elevators and other equipment and machinery. Most of our Non-IT systems consist of office equipment. We have inventoried our Non-IT systems, and we are in the process of contacting our office equipment and telecommunications suppliers and landlord to determine the status of their Year 2000 readiness. We do not believe that we face material Year 2000 issues with respect to our Non-IT systems.

         Costs in connection with Year 2000 compliance have been (i) to review and upgrade existing IT systems; (ii) to analyze Year 2000 readiness of our banks and customers and (iii) to analyze Non-IT Year 2000 compliance. To date, such costs have aggregated approximately $10,000 and, for the most part, have been for IT review and upgrades. Such costs are being treated as expenses. During June and July 1999 we replaced certain hardware and purchased additional software and communications systems at a cost of approximately $55,000, and these costs are being capitalized and depreciated over a five year period. We do not believe that other costs associated with Year 2000 compliance will be material or that they will have a material effect on our financial condition.

         We are dependent on banks for financing and for normal banking operations. In surveying Year 2000 readiness, we have received oral, and we are in the process of obtaining written, assurances from our banks that they are taking the actions necessary to be Year 2000-compliant so that neither the banks' nor their customers' business will be interrupted due to Year 2000 difficulties.

         Our portfolio companies are taxi and taxi-medallion owners and other small businesses, which, to the best of our knowledge, use computer equipment and software only to a limited extent in the operation of their businesses. We are in the process of surveying certain of our vendors to assess their potential Year 2000 exposure and to confirm that they are making arrangements for their own Year 2000 compliance.

         To date we have attempted to comply fully with Year 2000 compliance requirements, and we are in the process of determining the compliance of our banks and customers. Our failure, or the failure of third parties, to adequately address Year 2000 issues could have a material adverse effect on our financial condition or results of operations. However, given the nature of our portfolio companies and the industries in which they operate, we anticipate that few of our customers would actually suffer material adverse effects from Year 2000. We believe that our reasonably likely maximum risk is (i) a material increase in our credit losses due to Year 2000 problems affecting our portfolio companies and our banks and (ii) disruption in financial markets, causing us liquidity stress.

         At this point, our management is unable to quantify the amount of potential losses and disruptions due to Year 2000 issues, but is in the process of developing a contingency plan.

                       ELK ASSOCIATES FUNDING CORPORATION
                          INDEX TO FINANCIAL STATEMENTS

                                              ELK ASSOCIATES FUNDING CORPORATION
                                                                  AND SUBSIDIARY

                                                                        CONTENTS
--------------------------------------------------------------------------------

                                                                                                   Page
                                                                                                   ----
INDEPENDENT AUDITORS' REPORT ...................................................................     F-1

CONSOLIDATED FINANCIAL STATEMENTS

    Balance Sheets at June 30, 1999 and June 30, 1998 ..........................................   F-2-3
    Statements of Income for the years ended June 30, 1999, 1998 and 1997 ......................     F-4
    Statements of Comprehensive Income for the years ended June 30, 1999, 1998 and 1997 ........     F-5
    Statements of Stockholders' Equity for the years ended June 30, 1999, 1998 and 1997 ........   F-6-7
    Statements of Cash Flows for the years ended June 30, 1999, 1998 and 1997 ..................   F-8-9
    Schedule of Loans as of June 30, 1999 ......................................................    F-10

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ..................................................... F-11-25

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

To the Board of Directors and Stockholders of Elk Associates Funding Corporation and Subsidiary
(A Small Business Investment Company Licensed by the SBA)

We have audited the accompanying consolidated balance sheets of Elk Associates Funding Corporation and Subsidiary as of June 30, 1999 and 1998, and the related consolidated statements of income, comprehensive income, stockholders' equity and cash flows for the years ended June 30, 1999, 1998 and 1997 and the schedule of loans as of June 30, 1999. These consolidated financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and schedule based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and schedule referred to above present fairly, in all material respects, the financial position of Elk Associates Funding Corporation and Subsidiary as of June 30, 1999 and 1998, and the results of their operations and their cash flows for the years ended June 30, 1999, 1998 and 1997 in conformity with generally accepted accounting principles.

As explained in Note 1, the consolidated financial statements include loans valued at $50,723,932 and $41,295,000 as of June 30, 1999 and 1998,
respectively, whose values have been estimated by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures used by the Board of Directors in arriving at their estimate of the value of such loans and have inspected underlying documentation and, in the circumstances, we believe the procedures are reasonable and the documentation is appropriate. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for such loans existed, and the differences could be material.


                                                   MARCUM & KLIEGMAN LLP




New York, NY
August 11, 1999, except for Note 15(b) as to which is dated August 31, 1999

                                              ELK ASSOCIATES FUNDING CORPORATION
                                                                  AND SUBSIDIARY

                                                     CONSOLIDATED BALANCE SHEETS

                                                          June 30, 1999 and 1998
--------------------------------------------------------------------------------

                                                      ASSETS
                                                      ------
                                                                          1999                  1998
                                                                       ----------------------------------
Loans receivable                                                       $51,103,932           $41,590,000
Less: allowance for loan losses                                           (380,000)             (295,000)
                                                                       ------------          ------------

                                                                        50,723,932            41,295,000

Cash and cash equivalents                                                  542,290             1,755,429
Accrued interest receivable                                                714,626               516,110
Assets acquired in satisfaction of loans                                   612,491               400,470
Receivables from debtors on sales of assets acquired in
  satisfaction of loans                                                    409,939               451,222
Equity securities                                                          909,386               629,179
Furniture, fixtures and leasehold improvements, net                        105,440               102,247
Prepaid expenses and other assets                                          492,697               250,081
                                                                       -----------           -----------

       TOTAL ASSETS                                                    $54,510,801           $45,399,738
                                                                       ===========           ===========


   The accompanying notes are an integral part of these financial statements.

                                              ELK ASSOCIATES FUNDING CORPORATION
                                                                  AND SUBSIDIARY

                                                     CONSOLIDATED BALANCE SHEETS

                                                           June 30,1999 and 1998
--------------------------------------------------------------------------------

                                 LIABILITIES AND STOCKHOLDERS' EQUITY
                                 ------------------------------------

                                                                    1999                  1998
                                                                ---------------------------------
LIABILITIES

  Debentures payable to SBA                                     $ 8,880,000           $ 8,880,000
  Notes payable, banks                                           31,000,000            22,085,000
  Accrued expenses and other liabilities                            223,458               204,099
  Accrued interest payable                                          354,918               221,704
  Dividends payable                                                 314,208               314,208
                                                                -----------           -----------

       TOTAL LIABILITIES                                         40,772,584            31,705,011
                                                                -----------           -----------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
  Common stock, $.01 par value: 3,000,000 shares
    authorized; 1,745,600 shares issued and outstanding              17,456                17,456
  Additional paid-in-capital                                     13,197,277            12,485,825
  Restricted capital                                                256,916               968,368
  Retained earnings                                                   4,815                24,289
  Accumulated other comprehensive income                            261,753               198,789
                                                                -----------           -----------

       TOTAL STOCKHOLDERS' EQUITY                                13,738,217            13,694,727
                                                                -----------           -----------

       TOTAL LIABILITIES AND STOCKHOLDERS'
       EQUITY                                                   $54,510,801           $45,399,738
                                                                ===========           ===========

   The accompanying notes are an integral part of these financial statements.

                                              ELK ASSOCIATES FUNDING CORPORATION
                                                                  AND SUBSIDIARY

                                               CONSOLIDATED STATEMENTS OF INCOME

                                For the Years Ended June 30, 1999, 1998 and 1997
--------------------------------------------------------------------------------

                                                                 1999              1998            1997
                                                            ------------------------------------------------
INVESTMENT INCOME
  Interest on loans receivable                                 $5,197,667       $4,108,727      $3,660,825
  Fees and other income                                           386,227          497,729         362,970
                                                               ----------       ----------      ----------

   TOTAL INVESTMENT INCOME                                      5,583,894        4,606,456       4,023,795
                                                               ----------       ----------      ----------

OPERATING EXPENSES
  Interest                                                      2,440,051        1,840,731       1,582,700
  Salaries and employee benefits                                  533,352          495,889         469,060
  Legal fees                                                      303,995          336,700         307,127
  Miscellaneous administrative expenses                           886,995          739,875         604,347
  Loss on assets acquired in satisfaction of Loans,
   net                                                             11,272           14,649           8,923
  Directors' fee                                                   32,375           52,050          27,500
  Bad debt expense                                                146,465          227,748              --
                                                               ----------       ----------      ----------

   TOTAL OPERATING EXPENSES                                     4,354,505        3,707,642       2,999,657
                                                               ----------       ----------      ----------

   OPERATING INCOME                                             1,229,389          898,814       1,024,138
                                                               ----------       ----------      ----------

OTHER INCOME (EXPENSES)
  (Write-off) gain of non-cash receivable                              --         (25,000)          25,000
  Net gain (loss) from rental activities                            7,200            6,125        (11,233)
  Recoveries                                                           --           57,673          11,118
                                                               ----------       ----------      ----------

   TOTAL OTHER INCOME                                               7,200           38,798          24,885
                                                               ----------       ----------      ----------

   INCOME BEFORE INCOME TAXES                                   1,236,589          937,612       1,049,023

INCOME TAX (BENEFIT) EXPENSE                                        (769)            3,271          28,676
                                                               ----------       ----------      ----------

   NET INCOME                                                  $1,237,358       $  934,341      $1,020,347
                                                               ==========       ===========      ==========
Weighted Average Shares Outstanding
  - Basic                                                       1,745,600        1,518,969       1,283,600
                                                               ==========       ===========      ==========
  - Diluted                                                     1,750,684        1,518,969       1,283,600
                                                               ==========       ===========      ==========
Net Income Per Common Share
  - Basic                                                           $0.71            $0.62           $0.79
                                                                    =====            =====           =====
  - Diluted                                                         $0.71            $0.62           $0.79
                                                                    =====            =====           =====

The accompanying notes are an integral part of these financial statements.

                                              ELK ASSOCIATES FUNDING CORPORATION
                                                                  AND SUBSIDIARY

                                 CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                For the Years Ended June 30, 1999, 1998 and 1997
--------------------------------------------------------------------------------

                                                          1999            1998           1997
                                                   ------------------------------------------------
NET INCOME                                             $1,237,358      $  934,341     $1,020,347


OTHER COMPREHENSIVE INCOME
 Unrealized gain on equity securities                      62,964         140,548         58,241
                                                       ----------      ----------     ----------


   TOTAL COMPREHENSIVE INCOME                          $1,300,322      $1,074,889     $1,078,588
                                                       ==========      ==========     ==========


   The accompanying notes are an integral part of these financial statements.

                               ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                For the Years Ended June 30, 1999, 1998 and 1997
--------------------------------------------------------------------------------

                                                Shares of              Common             Additional
                                              Common Stock          Stock $0.01            Paid-In            Restricted
                                              Outstanding            Par Value             Capital             Capital
                                            ---------------------------------------------------------------------------------
BALANCE - July 1, 1996                          1,283,600              $12,836           $ 8,179,545          $2,391,268

 Transfer of restricted capital                        --                   --               711,448            (711,448)
 Dividends paid                                        --                   --                    --                  --
 Net income                                            --                   --                    --                  --
 Unrealized gain on equity
  securities                                           --                   --                    --                  --
                                                ---------              -------           -----------          ----------

BALANCE - June 30, 1997                         1,283,600               12,836             8,890,993           1,679,820

 Transfer of restricted capital                        --                   --               711,452            (711,452)
 Dividends paid                                        --                   --                    --                  --
 Net income                                            --                   --                    --                  --
 Unrealized gain on equity
  securities                                           --                   --                    --                  --
 Proceeds from sale of
 common stock, net of direct
 costs                                            462,000                4,620             2,883,380                  --
                                                ---------              -------           -----------          ----------

BALANCE - June 30, 1998                         1,745,600               17,456            12,485,825             968,368

Transfer of restricted capital                         --                   --               711,452            (711,452)
Dividends declared                                     --                   --                    --                  --
Net income                                             --                   --                    --                  --
Unrealized gain on equity
securities                                             --                   --                    --                  --
                                                ---------              -------           -----------          ----------

BALANCE - June 30, 1999                         1,745,600              $17,456           $13,197,277         $   256,916
                                                =========              =======           ===========         ===========

   The accompanying notes are an integral part of these financial statements.

[RESTUBED TABLE FOR ABOVE]
                               ELK ASSOCIATES FUNDING CORPORATION AND SUBSIDIARY

                                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY

                                For the Years Ended June 30, 1999, 1998 and 1997
--------------------------------------------------------------------------------

                                                                                        Accumulated
                                                                  Restricted               Other
                                               Retained            Retained             Comprehensive
                                               Earnings            Earnings                Income           Total
                                            -------------------------------------------------------------------------
BALANCE - July 1, 1996                       $   317,186            $     --               $     --      $10,900,835

 Transfer of restricted capital                       --                  --                     --               --
 Dividends paid                                 (946,655)                 --                     --         (946,655)
 Net income                                      995,347              25,000                     --        1,020,347

 Unrealized gain on equity
  securities                                          --                  --                 58,241           58,241
                                             -----------            --------               --------      -----------

BALANCE - June 30, 1997                          365,878              25,000                 58,241       11,032,768

 Transfer of restricted capital                       --                  --                     --               --
 Dividends paid                               (1,300,930)                 --                     --       (1,300,930)
 Net income                                      959,341             (25,000)                    --          934,341
 Unrealized gain on equity
  securities                                          --                  --                140,548          140,548
 Proceeds from sale of
 common stock, net of direct
 costs                                                --                  --                     --        2,888,000
                                             -----------            --------               --------      -----------

BALANCE - June 30, 1998                           24,289                  --                198,789       13,694,727

Transfer of restricted capital                        --                  --                     --               --
Dividends declared                            (1,256,832)                 --                     --       (1,256,832)
Net income                                     1,237,358                  --                     --        1,237,358
Unrealized gain on equity
securities                                            --                  --                 62,964           62,964
                                             -----------            --------               --------      -----------

BALANCE - June 30, 1999                      $     4,815            $     --               $261,753      $13,738,217
                                             ===========            ========               ========      ===========

   The accompanying notes are an integral part of these financial statements.

                                              ELK ASSOCIATES FUNDING CORPORATION
                                                                  AND SUBSIDIARY

                                           CONSOLIDATED STATEMENTS OF CASH FLOWS

                                For the Years Ended June 30, 1999, 1998 and 1997
--------------------------------------------------------------------------------

                                                                      1999                1998              1997
                                                                 ---------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                        $ 1,237,358       $    934,341       $ 1,020,347
                                                                 ------------       ------------       -----------
Adjustments to reconcile net income to net cash
   provided by operating  activities:
   Depreciation and amortization                                       63,649             49,890            53,546
   Write-off (gain) on non-cash receivable                                 --             25,000           (25,000)
   Increase in accrued interest receivable                           (198,516)          (107,945)         (114,078)
   Increase in prepaid expenses and other assets                     (267,071)           (30,616)          (27,318)
   Decrease (increase) in accrued expenses and other
     liabilities                                                       19,358             92,096           (28,893)
   Increase (decrease) in accrued interest payable                    133,214             40,456           (15,204)
                                                                 ------------        -----------       -----------

     TOTAL ADJUSTMENTS                                               (249,366)            68,881          (156,947)
                                                                 ------------        -----------       -----------

     NET CASH PROVIDED BY OPERATING
     ACTIVITIES                                                       987,992          1,003,222           863,400
                                                                 ------------        -----------       -----------

CASH FLOWS FROM INVESTING ACTIVITIES
   Net change in loans receivable, assets acquired in
     satisfaction of loans and receivables from debtors
     on sales of assets acquired in satisfaction of loans          (9,599,670)        (8,177,183)       (9,062,902)
   Payments for building improvements on assets
     acquired in satisfaction of loans                                     --                 --           (13,974)
   Purchases of equity securities                                    (217,242)           (52,450)         (243,040)
   Acquisition of furniture, fixtures and leasehold
     improvements                                                     (42,387)           (37,468)          (18,530)
                                                                 ------------        -----------       -----------

     NET CASH USED IN INVESTING
     ACTIVITIES                                                    (9,859,299)        (8,267,101)       (9,338,446)
                                                                 ------------        -----------       -----------

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds from notes payable, banks, net                          8,915,000          5,265,000        10,195,000
   Payments for loan costs                                                 --                 --           (15,050)
   Proceeds from debentures payable to SBA                                 --                 --           430,000
   Repayment of debentures payable to SBA                                  --                 --          (408,000)
   Net proceeds from sale of common stock                                  --          2,888,000                --
   Dividends paid                                                  (1,256,832)          (986,724)         (946,655)
                                                                 ------------        -----------       -----------

   NET CASH PROVIDED BY FINANCING
   ACTIVITIES                                                     $ 7,658,168        $ 7,166,276       $ 9,255,295
                                                                 ------------        -----------       -----------


   The accompanying notes are an integral part of these financial statements.

                                              ELK ASSOCIATES FUNDING CORPORATION
                                                                  AND SUBSIDIARY

                                CONSOLIDATED STATEMENTS OF CASH FLOWS, Continued

                                For the Years Ended June 30, 1999, 1998 and 1997
--------------------------------------------------------------------------------

                                                                        1999               1998             1997
                                                                   -------------------------------------------------
NET (DECREASE) INCREASE IN CASH
    AND CASH EQUIVALENTS                                            $(1,213,139)        $  (97,603)      $  780,249

CASH AND CASH EQUIVALENTS - Beginning                                 1,755,429          1,853,032        1,072,783
                                                                    -----------         ----------       ==========

CASH AND CASH EQUIVALENTS - Ending                                  $   542,290         $1,755,429       $1,853,032
                                                                    ===========         ==========       ==========


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

Cash paid during the years for:

  Interest                                                          $ 2,306,837         $1,840,276       $1,597,904
  Income taxes                                                      $        --         $    8,048       $   31,260

Noncash investing and financing activities:

  Conversion of loans to assets acquired in
    satisfaction of loans                                           $   381,500         $   26,090       $  140,914

Exchange of preferred stock for a note resulting
  in a noncash gain of $25,000                                      $        --         $       --       $  125,000

Unrealized gain on equity securities                                $    62,694         $  140,548       $   58,241

Transfer of restricted capital                                      $   711,452         $  711,452       $  711,448

Declaration of cash dividend                                        $   314,208         $  314,208       $       --


   The accompanying notes are an integral part of these financial statements.

                                              ELK ASSOCIATES FUNDING CORPORATION
                                                                  AND SUBSIDIARY

                                                               SCHEDULE OF LOANS

                                                                   June 30, 1999
--------------------------------------------------------------------------------

                                                                                     Maturity
                                                     Number        Interest            Dates               Balance
Type of Loan                                        of Loans        Rates           (In Months)          Outstanding
---------------------------------------------------------------------------------------------------------------------------
New York City:
 Taxi medallion                                        123        8.25 - 12%            1 - 240           $19,818,871
 Radio car service                                      34           1 - 15%             1 - 59               285,562

Chicago:
 Taxi medallion                                        417          11 - 15%            15 - 84            15,825,539

Boston:
 Taxi medallion                                         25        9.25 - 14%            21 - 60             2,717,995

Miami:
 Taxi medallion                                         38          12 - 18%          100 - 120             1,943,335

Other loans:
 Restaurant                                              2          10 - 12%             1 - 66               243,629
 Hairdresser                                             2               12%                  7                97,836
 Car wash                                                1             11.5%                 36               214,234
 Ambulance service                                       1             10.5%                  6                 4,907
 Bagel store                                             1               14%                 37                22,123
 Dry cleaners                                           25           9 - 18%           31 - 120             3,657,590
 Laundromats                                            19          10 - 17%           12 - 120             3,951,498
 Laundry equipment                                       1              9.5%                 51               170,333
 Financial services                                      1               14%                  3                 4,980
 Black car service (real property)                       1               12%                 23               196,132
 Auto sales                                              3        10.5 - 13%             1 - 43               477,839
 Registered investment advisor                           1               14%                  3               169,012
 Embroidery manufacturer                                 1               12%                 53                84,814
 Theater                                                 1               16%                 53               166,492
 Retirement home                                         1               15%                 78               300,000
 Garden center                                           1               14%                 90               431,304
 Auto center                                             1               12%                 78               122,536
 Construction                                            1               16%                 80               197,371
                                                                                                          -----------
Total Loans Receivable                                                                                     51,103,932

Less: Allowance for loan losses                                                                              (380,000)
                                                                                                          -----------
   Loans Receivable, net                                                                                  $50,723,932
                                                                                                          ===========

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                              ELK ASSOCIATES FUNDING CORPORATION
                                                                  AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

NOTE 1 - Organization and Summary of Significant Accounting Policies

         Organization and Principal Business Activity

         Elk Associates Funding Corporation (the "Company"), a New York corporation, is licensed by the Small Business Administration ("SBA") to operate as a Small Business Investment Company ("SBIC") under the Small Business Investment Act of 1958, as amended. The Company has also registered as an investment company under the Investment Company Act of 1940 to make business loans.

         The Company makes loans to taxi owners, to finance the acquisition and operation of the medallion taxi businesses and related assets, and to other small businesses in the New York City, Chicago, Miami, and Boston markets.

         Loans and the Allowance for Loans Losses

         Loans are stated at cost, net of participation with other lenders, less an allowance for possible losses. This amount represents the fair value of such loans as determined in good faith by the Board of Directors. The allowance for loan losses is maintained at a level that, in the Board of Directors' judgement, is adequate to absorb losses inherent in the portfolio. The allowance for loan losses is reviewed and adjusted periodically by the Board of Directors on the basis of available information, including the fair value of the collateral held, existing risk of individual credits, past loss experience, the volume, composition and growth of the portfolio, and current and projected economic conditions. Because of the inherent uncertainty in the estimation process, the estimated fair values of the loans may differ significantly from the values that would have been used had a ready market existed for such loans and the differences could be material. As of June 30, 1999 and 1998, approximately 79% and 85% respectively, of all loans are collateralized by New York City, Boston, Chicago, and Miami taxicab medallions.

         Accounting Standard for Impairment of Loans

         Pursuant to Statement of Financial Accounting Standards ("SFAS") No. 114 as amended by SFAS No. 118, "Accounting by Creditors for Impairment of a Loan - Income Recognition and Disclosure", a loan is determined to be impaired if it is probable that the contractual amounts due will not be collected in accordance with the terms of the loan. The SFAS generally requires that impaired loans be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or, as a practical expedient, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. As all of the Company's loans are collateral dependent, impairment is measured based on the fair value of the collateral. If the fair value of the impaired loan is less than the recorded investment in the loan (including accrued interest, net of deferred loan fees or costs, and unamortized premium or discount), the Company recognized an impairment by creating a valuation allowance with a corresponding charge to the provision for loan losses. The Company individually evaluates all loans for impairment. See Note 3 for further discussion.

                                              ELK ASSOCIATES FUNDING CORPORATION
                                                                  AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

NOTE 1 - Organization and Summary of Significant Accounting Policies, continued

         Loans Receivable

         Loans are placed on nonaccrual status once they become 180 days past due as to principal or interest. In addition, loans that are not fully collateralized and in the process of collection are placed on nonaccrual status when, in the judgement of management, the ultimate collectibility of interest and principal is doubtful.

         Cash and Cash Equivalents

         For the purposes of the statement of cash flows, the Company considers all short-term investments with an original maturity of three months or less to be cash equivalents.

         The Company has cash balances in banks in excess of the maximum amount insured by the FDIC as of June 30, 1999 and 1998

         Income Taxes

         The Company has elected to be taxed as a Regulated Investment Company under the Internal Revenue Code. A Regulated Investment Company will generally not be taxed at the corporate level to the extent its income is distributed to its stockholders. In order to be taxed as a Regulated Investment Company, the Company must pay at least 90 percent of its net investment company taxable income to its stockholders as well as meet other requirements under the Code. In order to preserve this election for fiscal 1999, the Company intends to make the required distributions to its stockholders in accordance with applicable tax rules.

         Depreciation and Amortization

         Depreciation and amortization of furniture, fixtures and leasehold improvements is computed on the straight-line method at rates adequate to allocate the cost of applicable assets over their expected useful lives.

         Net Income per Share

         During the year ended June 30, 1998, the Company adopted the provision of SFAS No. 128, "Earnings per Share". SFAS No. 128 eliminates the presentation of primary and fully dilutive earnings per share ("EPS") and requires presentation of basic and diluted EPS. Basic EPS is computed by dividing income (loss) available to common stockholders by the weighted-average number of common shares outstanding for the period. Diluted EPS is based on the weighted-average number of shares of common stock and common stock equivalents outstanding at year-end. Common stock equivalents have been excluded from the weighted-average shares for 1998 and 1997, as inclusion is anti-dilutive. At June 30, 1999, the Company had 100,000 options outstanding, of which 30,000 options are considered antidilutive and the remaining 70,000 options are dilutive and resulted in common stock equivalents of 5,084 shares.

                                              ELK ASSOCIATES FUNDING CORPORATION
                                                                  AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

NOTE 1 - Organization and Summary of Significant Accounting Policies, continued

         Loan Costs

         Loan costs are included in prepaid expenses and other assets. Amortization of loan costs is computed on the straight-line method over ten (10) years. At June 30, 1999 and 1998, loan costs amounted to $129,331 and $153,786, respectively, net of accumulated amortization of $114,650 and $90,195, respectively. Amortization expense for the years ended June 30, 1999, 1998 and 1997 was $24,455, $24,455 and $23,283,
         respectively.

         Assets Acquired in Satisfaction of Loans

         Assets acquired in satisfaction of loans are carried at estimated fair value less selling costs. Losses incurred at the time of foreclosure are charged to the allowance for loan losses. Subsequent reductions in estimated net realizable value are recorded as losses on assets acquired in satisfaction of loans.

         Basis of Consolidation

         The consolidated financial statements include the accounts of EAF Holding Corporation ("EAF"), a wholly owned subsidiary of the Company. All intercompany transactions have been eliminated. EAF was formed in June 1992 and began operations in December 1993. The purpose of EAF is to own and operate certain real estate assets acquired in satisfaction of loans.

         Use of Estimates in the Financial Statements

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates that are particularly susceptible to change relate to the determination of the allowance for loan losses and the fair value of financial instruments.

         Comprehensive Income

         During the year ended June 30, 1999, the Company adopted SFAS No. 130, "Reporting Comprehensive Income". SFAS 130 requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income.

         Stock-Based Compensation

         In October 1995, SFAS No. 123, "Accounting for Stock-Based Compensation" was issued. SFAS 123 prescribes accounting and reporting standards for all stock-based compensation plans, including employee stock options, restricted stock, employee stock purchase plans and stock appreciation rights. SFAS 123 requires compensation expense

--------------------------------------------------------------------------------

                                              ELK ASSOCIATES FUNDING CORPORATION
                                                                  AND SUBSIDIARY
                   Notes to Consolidated Financial Statements

NOTE 1 - Organization and Summary of Significant Accounting Policies, continued

         Stock-Based Compensation, continued

         to be recorded (i) using the new fair value method or (ii) using the existing accounting rules prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" ("APB 25") and related interpretations with pro forma disclosure of what net income and earnings per share would have been had the Company adopted the new fair value method The Company intends to continue to account for its stock based compensation plans in accordance with the provisions of APB 25.

         Business Segment

         During the year ended June 30, 1999, the Company adopted SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information", which supersedes SFAS No. 14, "Financial Reporting for Segments of A Business Enterprise". SFAS No. 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires reporting of selected information about operating segments in interim financial statements regarding products and services, geographic areas and major customers. SFAS No. 131 defines operating segments as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company has determined that under SFAS No. 131, it operates in one segment of financing services. The Company's customers and operations are within the United States.

         Loan Sales and Servicing Fee Receivable

         SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" was issued in June 1996. SFAS 125 provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. This statement also provides consistent standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. It requires that liabilities and derivatives incurred or obtained by transferors as part of a transfer of financial assets be initially measured at fair value. SFAS 125 also requires that servicing assets be measured by allocating the carrying amount between the assets sold and retained interests based on their relative fair values at the date of transfer. Additionally, this statement requires that the servicing assets and liabilities be subsequently measured by
         (a) amortization in proportion to and over the period of estimated net servicing income or loss and (b) assessment for asset impairment or increased obligation based on their fair values. SFAS 125 also requires the Company's excess servicing rights be measured at fair market value and reclassified as interest only receivables and accounted for in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". As required by SFAS 125, the Company adopted in the new requirements effective January 1, 1997. Implementation of SFAS 125 did not have any material impact on the financial statements of the Company.

--------------------------------------------------------------------------------

                                              ELK ASSOCIATES FUNDING CORPORATION
                                                                  AND SUBSIDIARY
                   Notes to Consolidated Financial Statements

NOTE 1 - Organization and Summary of Significant Accounting Policies, continued

         New Accounting Pronouncements

         In April 1998, Statement of Position ("SOP") 98-5, "Reporting on the Costs of Start-Up Activities" was issued. This SOP provides guidance on the financial reporting of start-up costs and organization costs. It requires the costs of start-up activities and organization costs to be expensed as incurred. The SOP is effective for financial statements for fiscal year beginning after December 15, 1998. The Company does not expect that the adoption of SOP No. 98-5 will have a material impact on its financial statements.

         In June 1998, SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" was issued and is required to be adopted in years beginning after June 15, 1999, which has been deferred to June 30, 2000. Management does not anticipate that the adoption of the new statement will have a significant effect on results of operations or the financial position of the Company.

NOTE 2 - Assets Acquired in Satisfaction of Loans

         Receivables from debtors on sales of assets acquired in satisfaction of loans represent loans to borrowers arising out of the sales of defaulted assets. Pursuant to an SBA regulation, these loans are presented separately in the accompanying consolidated balance sheets.

                                                                                          Assigned
                                                           Radio                          Mortgage
                                      Real Estate          Cars           Artwork         and Note             Total
                                     ----------------------------------------------------------------------------------

Balance - July 1, 1997                 $ 487,483         $ 41,077         $ 53,250        $     --           $ 581,810

Additions                                 26,090               --               --              --              26,090
Recoup on sale of assets
  previously sold                             --           43,376               --              --              43,376
Sales                                   (192,560)         (45,168)              --              --            (237,728)
Write-offs                                (8,078)              --           (5,000)             --             (13,078)
                                       ---------         --------         --------        --------           ---------

Balance - June 30, 1998                  312,935           39,285           48,250              --             400,470

Additions                                     --               --               --         381,500             381,500
Sales                                   (122,000)          (8,044)              --              --            (130,044)
Write-offs and payments                       --          (10,000)         (10,000)        (19,435)            (39,435)
                                       ---------         --------         --------        --------           ---------

Balance - June 30, 1999                $ 190,935         $ 21,241         $ 38,250        $362,065           $ 612,491
                                       =========         ========         ========        ========           =========

--------------------------------------------------------------------------------

                                              ELK ASSOCIATES FUNDING CORPORATION
                                                                  AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

NOTE 3 - Loans Receivable

         All loans on nonaccrual status have been classified as impaired. The Company recognizes interest income on a cash basis on these loans if the principal is fully secured. However, where there is doubt regarding the ultimate collectibility of the loan principal, cash receipts, whether designated as principal or interest, are applied to reduce the carrying value of the loan. The Company has loans totaling approximately $762,000 and $569,000 at June 1999 and 1998 respectively, which are still accruing interest but are not performing according to the terms of the contract and accordingly these loans are impaired under SFAS 114. At June 30, 1999 and 1998 approximately $743,000 and $546,000 respectively, of these loans were fully collateralized as to principal and interest. Interest receivable at June 30, 1999 and 1998 totaled approximately $78,000 and $35,000 respectively, for such loans.

         The following table sets forth certain information concerning impaired loans as of June 30, 1999 and 1998:

                                                   1999                 1998
                                               ---------------------------------
    Impaired loans with an allowance            $  167,212             $174,952

    Impaired loans without an allowance          1,512,456              571,896
                                                ----------             --------

    Total impaired loans                        $1,679,668             $746,848
                                                ==========             ========

    Allowance for impaired loans                  $157,886             $150,626
                                                  ========             ========

    Average balance of impaired loans           $1,213,258             $524,101
                                                ==========             ========


    Transactions in the allowance for loan losses are summarized as follows:

    Balance - July 1, 1997                                             $325,000

    Recoveries, net                                                     (30,000)
                                                                       --------

    Balance - June 30, 1998                                             295,000


    Additions, net                                                       85,000
                                                                       --------

    Balance - June 30, 1999                                            $380,000
                                                                       ========

                                              ELK ASSOCIATES FUNDING CORPORATION
                                                                  AND SUBSIDIARY


                   Notes to Consolidated Financial Statements

NOTE 4 - Equity Securities

        Equity securities consist of the following as of June 30, 1999 and 1998:

                                          Chicago           Miami        Investment        Dry         Telecom-
                                          Taxicab          Taxicab         Advisory       Cleaner     munications
                                         Medallions       Medallions        Firm         Company        Company       Total
                                        ---------------------------------------------------------------------------------------
        Balance - July 1, 1997            $380,966         $21,215         $20,000       $14,000       $     --      $436,181

        Purchase of securities              39,100           5,265          50,000        14,000             --       108,365

        Sale of securities                 (50,936)         (4,979)             --            --             --       (55,915)

        Unrealized gain                     75,297          65,251              --            --             --       140,548
                                          --------         -------         -------       -------       --------      --------

        Balance - June 30, 1998            444,427          86,752          70,000        28,000             --       629,179

        Purchase of securities             128,754           4,102              --            --        150,000       282,856

        Sale of securities                 (15,613)             --         (50,000)           --             --       (65,613)

        Unrealized gain (loss)              85,897         (22,933)             --            --             --        62,964
                                          --------         -------         -------       -------       --------      --------

        Balance - June 30, 1999           $643,465         $67,921         $20,000       $28,000       $150,000      $909,386
                                          ========         =======         =======       =======       ========      ========

        At June 30, 1999, the fair value of the Chicago Taxicab Medallions was increased, resulting in an unrealized gain, and the fair value of the Miami Taxicab Medallions was decreased resulting in a reduction in the unrealized gain recorded in prior periods. The fair value of the other equity securities approximated cost. At June 30, 1998, the fair value of the Chicago Taxicab Medallions and Miami Taxicab Medallions was increased resulting in an unrealized gain. The fair value of the other equity securities approximated cost.

                                              ELK ASSOCIATES FUNDING CORPORATION
                                                                  AND SUBSIDIARY


                   Notes to Consolidated Financial Statements

NOTE 5 - Debentures Payable to SBA

         At June 30, 1999 and 1998 debentures payable to the SBA consist of subordinated debentures with interest payable semiannually, as follows:

                                                                                             1999                   1998
                                                                Current Effective         Principal              Principal
  Issue Date                 Due Date                             Interest Rate             Amount                 Amount
  ------------------------------------------------------------------------------------------------------------------------
September 1993            September 2003                              6.12 (1)            $1,500,000            $1,500,000
September 1993            September 2003                              6.12                 2,220,000             2,220,000
                                                                                          ----------            ----------

                    (Forward)                                                             $3,720,000            $3,720,000
                                                                                          ----------            ----------

--------------------------------------------------------------------------------

                                              ELK ASSOCIATES FUNDING CORPORATION
                                                                  AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

NOTE 5 - Debentures Payable to SBA, continued

                                                          Current                                     1998
                                                         Effective           1999 Principal         Principal
       Issue Date                Due Date              Interest Rate             Amount              Amount
-------------------------------------------------------------------------------------------------------------------
               (Forward)                                                       $3,720,000           $3,720,000

September 1994            September 2004                   8.20                 2,690,000            2,690,000
December 1995             December 2005                    6.54                 1,020,000            1,020,000
June 1996                 June 2006                        7.71                 1,020,000            1,020,000
March 1997                March 2007                       7.38(2)                430,000              430,000
                                                                               ----------           ----------

                                                                               $8,880,000           $8,880,000
                                                                               ==========           ==========

         (1) Interest Rate was 3.12% from inception through September 1998.

         (2) The Company is also required to pay an additional annual user fee of 1% on this debenture.

         Under the terms of the subordinated debentures, the Company may not repurchase or retire any of its capital stock or make any distributions to its stockholders other than dividends out of retained earnings (as computed in accordance with SBA regulations) without the prior written approval of the SBA. In addition, the SBA has a junior collateral interest to the banks' debt. (See Note 6).


NOTE 6 - Notes Payable to Banks


         At June 30, 1999 and 1998 the Company had loan agreements with three
         (3) banks and four (4) banks for lines of credit aggregating $35,000,000 and $33,500,000 respectively. At June 30, 1999 and 1998, the Company had $31,000,000 and $22,085,000 respectively, outstanding under these lines. The loans, which mature through December 31, 1999, bear interest based on the Company's choice of the lower of either the reserve adjusted LIBOR rate plus 150 basis points or the banks' prime rates including certain fees which make the effective rates range from approximately prime minus 1/4% to prime minus 1/2%. Upon maturity, the Company anticipates extending the lines of credit for another year, as has been the practice in previous years.


         Pursuant to the terms of the agreements the Company is required to comply with certain terms, covenants and conditions. The Company pledged its loans receivable and other assets as collateral for the above lines of credit and was required to maintain compensating balances of 5% of loan balance outstanding with each individual bank for the year ended June 30, 1998. The compensating balance requirements were eliminated during the year ended June 30, 1999.

--------------------------------------------------------------------------------

                                              ELK ASSOCIATES FUNDING CORPORATION
                                                                  AND SUBSIDIARY
                   Notes to Consolidated Financial Statements

NOTE 7 - Preferred Stock

         Pursuant to a preferred stock repurchase agreement dated November 10, 1994, the Company repurchased all cumulative preferred stock from the SBA for $3.50 per share, or an aggregate $1,915,449. As a condition precedent to the repurchase, the Company granted the SBA a liquidating interest in a newly established restricted capital surplus account. The surplus account is equal to the amount of the net repurchase discount. The initial value of the liquidating interest was $3,557,261, which is being amortized over a 60-month period on a straight-line basis. Should the Company be in default under the repurchase agreement at any time, the liquidating interest will become fixed at the level immediately preceding the event of default and will not decline further until such time as the default is cured or waived. The liquidating interest shall expire on (i) sixty months from the date of the repurchase agreement, or (ii) if any event of default has occurred and such default has been cured or waived, such later date on which the liquidating interest is fully amortized. Should the Company voluntarily or involuntarily liquidate prior to the amortization of the liquidating interest, any assets which are available, after the payment of all debts of the Company, shall be distributed first to the SBA until the fair market value of such assets is equal to the amount of the liquidating interest. Such payment, if any, would be prior in right to any payments made to the Company's stockholders. The amount restricted under this agreement at June 30, 1999 and 1998 was approximately $256,000 and $968,000, respectively.

         During 1992, the Company authorized the issuance of 752,729 shares of a new Series B cumulative preferred stock with a 4 percent dividend and a $10 par value. All preferred shares are restricted solely for issuance to the SBA. No sales of the Series B preferred shares have occurred to date. On September 30, 1996, Congress passed a law that in effect prevents the SBA from making any further purchase of 4% preferred stock from any specialized small business investment company.

         In September 1998, the stockholders of the Company approved and in February 1999 the SBA approved an amendment to the Certificate of Incorporation of the Company eliminating all of the authorized Series A and Series B preferred stock of the Company. This amendment to the Certificate of Incorporation was filed and became effective on May 21, 1999.

NOTE 8 - Common Stock

         For the year ended June 30, 1998, the Company completed the sale, as part of a private placement offering, of 462,000 shares of common stock. Total proceeds from the sale of common stock amounted to $2,888,000, net of direct related expenses of $115,000.

--------------------------------------------------------------------------------
                                              ELK ASSOCIATES FUNDING CORPORATION
                                                                 AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

NOTE 8 - Common Stock, continued

         In September 1998, the stockholders of the Company approved and in February 1999, the SBA approved an amendment to the Certificate of Incorporation increasing the total authorized shares of $0.01 par value common stock to 3,000,000 shares authorized. This amendment to the Certificate of Incorporation was filed and became effective on May 21, 1999.

         On June 28, 1999, the Company declared a cash dividend of $0.18 per common share, for a total of $314,208 which was paid on July 12, 1999.

NOTE 9 - Income Taxes

         The provision for income tax expense (benefit) for the years ended June 30, 1999, 1998 and 1997 consists of the following:

                                              1999                1998              1997
                                           -------------------------------------------------
         Federal                             $1,689            $(1,014)             $ 4,568
         State and City                      (2,458)             4,285               24,108
                                             -------           -------              -------
                                            $  (769)           $ 3,271              $28,676
                                            ========           =======              =======

         The above provision represents income taxes incurred on undistributed income for the respective years.


NOTE 10 - Related Party Transactions/Commitments

         Related Party Transactions

         The Company paid $62,987, $43,234 and $43,645 to a related law firm for the years June 30, 1999,1998 and 1997, respectively, for the services provided. The Company generally charges its borrowers loan origination fees to generate income to offset expenses incurred by the Company for legal fees paid by the Company for loan closing services.

         The Company rents office space on a month-to-month basis from an affiliated entity without a formal lease agreement. Rent expense amounted to $39,600 each for the years ended June 30, 1999, 1998 and 1997, respectively. The Company also shares overhead costs and reimburses for office and salary expenses from this affiliated entity. Overhead costs and reimbursed office and salary expenses amounted to $85,138, $81,308 and $51,513 for the years ended June 30, 1999, 1998 and 1997, respectively.

--------------------------------------------------------------------------------

                                              ELK ASSOCIATES FUNDING CORPORATION
                                                                  AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

NOTE 11 - Commitments and Contingencies

         Interest Rate Swap

         On June 8, 1998, the Company entered into a $10,000,000 interest rate Swap transaction with a bank expiring on June 8, 2001. On October 13, 1998, the Company entered into an additional interest rate swap transaction with the same bank for $5,000,000 expiring on October 8, 2001. These Swap transactions were entered into to protect the Company from an upward movement in interest rates relating to outstanding bank debt (see Note 6 for terms and effective interest rates). These Swap transactions call for a fixed rate of 5.86% and 4.95%, respectively for the Company and if the floating one month LIBOR rate is below the fixed rate then the Company is obligated to pay the bank for the difference in rates. When the one-month LIBOR rate is above the fixed rate then the bank is obligated to pay the Company for the differences in rates.

         Interest Rate Cap

         At March 20, 1997, the Company was a party to one $5 million notional interest rate cap. This cap, which expired on March 20, 1999, was purchased by the Company to protect it from the impact of upward movements in interest rates related to its outstanding bank debt. The cap provided interest rate protection in the event that the three-month LIBOR rate exceeded 6.75 percent. The premium paid for the purchase of this cap was amortized over its life and recorded as an adjustment to interest expense. Payments received under this cap would be credited to interest expense.

         Loan commitments

         At June 30, 1999 and 1998, the Company had commitments to make loans totaling approximately $4,058,000 and $2,568,000 respectively, at interest rates ranging from 8.25% to 18%.


NOTE 12 - Defined Contribution Plan

         On April 15, 1996, the Company adopted a simplified employee pension plan covering all eligible employees of the Company. Contributions to the plan are at the discretion of the Board of Directors. During the years ended June 30, 1999, 1998 and 1997, contributions amounted to $64,137, $63,435 and $58,805, respectively.

--------------------------------------------------------------------------------

                                              ELK ASSOCIATES FUNDING CORPORATION
                                                                  AND SUBSIDIARY

                   Notes to Consolidated Financial Statements

NOTE 13 - Incentive Stock Option Plan

         During September 1998, the Company adopted an employee incentive stock option plan, an aggregate of 125,000 shares of common stock are authorized for issuance under the plan. The plan provides that options may be granted to attract and retain key employees of the Company. Options granted under the plan are exercisable for periods ranging from five to ten years. In addition, the option price will be at least market value or at least 110% of market value of the common stock on the grant date for employees and stockholders who own more than 5% of the common stock, respectively. In January 1999, the Company granted 100,000 options to certain key employees at an exercise price ranging from $8.875 to $9.7625 per share.

         Pro forma information regarding net income and earnings per share is required by SFAS 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of SFAS 123. The fair market value for these options was estimated at the date of grant using a Black-Scholes option-pricing model with the following weighted-average assumptions for the year ended June 30, 1999.

                                     Assumptions
         ----------------------------------------------------------------------
         Risk-free rate                                               4.68%
         Dividend yield                                               7.5%
         Volatility factor of the expected market
           price of the Company's common stock                        0.49
         Average life                                                 8.5 years

         The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different from those of traded options, and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options.

         For purposes of pro forma disclosures, the estimated fair value of the options is amortized to expense over the vesting period of the options. The Company's pro forma information for the year ended June 30, 1999 is as follows:

                Pro forma net income                     $1,035,958
                                                         ==========
                Pro forma net income per share
                          - basic                             $0.59
                                                              =====
                          - diluted                           $0.59
                                                              =====

--------------------------------------------------------------------------------

                                              ELK ASSOCIATES FUNDING CORPORATION
                                                                  AND SUBSIDIARY


                   Notes to Consolidated Financial Statements

NOTE 13 - Incentive Stock Option Plan, continued

         The weighted average fair value of options granted during the year ended June 30, 1999 was $2.01 for shares. The weighted average remaining contractual life of options exercisable at June 30, 1999 is
         7.5 years.

NOTE 14 - Fair Value of Financial Instruments

         The following disclosures represent the Company's best estimate of the fair value of financial instruments, determined on a basis consistent with requirements of SFAS No. 107, "Disclosure about Fair Value of Financial Instruments".

         The estimated fair values of the Company's financial instruments are derived using estimation techniques based on various subjective factors including discount rates. Such estimates may not necessarily be indicative of the net realizable or liquidation values of these instruments. Fair values typically fluctuate in response to changes in market or credit conditions. Additionally, valuations are presented as of a specific point in time and may not be relevant in relation to the future earnings potential of the Company. Accordingly, the estimates presented herein are not necessarily indicative of the amounts the Company will realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

         Loans Receivable - The fair value of loans is estimated at cost net of the allowance for loan losses. The Company believes that the rates of these loans approximate current market rates (see Note 3).

         Equity Securities - The Company's equity securities consist of investments in corporations who own and operate Chicago taxicab medallions (71%), an investment advisory firm (2%), a dry cleaner (3%), Miami taxicab medallions (7%) and a Telecommunications Company (17%) (see Note 4).

         Debentures Payable to Small Business Administration - The fair value of debentures as of June 30, 1999 and 1998 were approximately $8,989,000 and $9,035,000, respectively, and were estimated by discounting the expected future cash flows using the current rate at which the SBA has extended similar debentures to the Company (see Note 5).

         The fair value of financial instruments that are short-term or reprice frequently and have a history of negligible credit losses is considered to approximate their carrying value. Those instruments include balances recorded in the following captions:

--------------------------------------------------------------------------------

                                              ELK ASSOCIATES FUNDING CORPORATION
                                                                  AND SUBSIDIARY


                   Notes to Consolidated Financial Statements


NOTE 14 - Fair Value of Financial Instruments, continued

                         ASSETS                              LIABILITIES
--------------------------------------------------------------------------------

         Cash                                           Notes payable, banks
         Accrued interest receivable                    Accrued interest payable
         Assets acquired in satisfaction of loans
         Receivables from debtors on sales of
          assets acquired in satisfaction of loans

NOTE 15 - Subsequent Events

         (a) Agreement and Plan of Share Exchange

         The Company entered into an Agreement and Plan of Share Exchange with Ameritrans Capital Corporation, a newly-formed Delaware corporation ("Ameritrans") by the stockholders of the Company, pursuant to which each outstanding share of common stock of the Company would be exchanged for one share of common stock of Ameritrans. Pursuant to this Share Exchange Agreement, the ownership of each outstanding share of the Company's common stock would automatically vest in Ameritrans and the holders of the outstanding shares of the Company's common stock would automatically become entitled to receive one share of Ameritrans' common stock. This agreement has been approved by the board of directors of the Company and is subject to approval by the stockholders of the Company. In addition, Ameritrans has filed Form N-14, a proxy registration statement under the Securities Act of 1933 with the SEC and applied for certain "exemptive" orders to permit Ameritrans to act as a holding company. The SEC is currently reviewing these filings.

         (b) Non-Employee Directors Stock Option Plan

         On August 31, 1999, the SEC approved a Non-Employee Directors Stock Option Plan with an aggregate of 75,000 options authorized for issuance. On this same date, 20,000 options were granted to non-employee directors with an exercise price to be determined by the Board of Directors.

                         AMERITRANS CAPITAL CORPORATION

                                    Form N-14

                            Part C. Other Information

Item 15.  Indemnification.

         The Certificate of Incorporation of Ameritrans Capital Corporation ("Ameritrans") includes a provision (the "Liability Provision"), authorized under Section 102(b)(7) of the Delaware General Corporation Law, which eliminates, to the extent permitted by the Delaware General Corporation Law and the Investment Company Act of 1940 (the "1940 Act"), the personal liability of a director to Ameritrans or its stockholders for monetary damages resulting from the breach of his fiduciary duty as a director. Under the Delaware General Corporation Law, this provision may not be construed to eliminate or limit a director's liability for any of the following: breaches of the director's duty of loyalty to the corporation or its stockholders; acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; payment of a dividend or approval of a stock repurchase which is unlawful under
Section 174 of the Delaware General Corporation Law; and transactions from which the director derives an improper personal benefit. In addition, under the 1940 Act, this provision may not be construed to protect a director against liability to the corporation or its stockholders for acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         The Liability Provision precludes actions for monetary damages against directors of Ameritrans only with respect to certain violations of a director's duty of care. Under the Delaware General Corporation Law, absent this provision, directors could be held liable for negligence in the performance of their duty of care. The Liability Provision absolves directors of Ameritrans of monetary liability to Ameritrans and its stockholders for negligence in exercising their business judgment. A stockholder can prosecute an action against a director for monetary damages only if he can show a breach of the duty of loyalty, gross negligence or reckless disregard of his duties, a failure to act in good faith, intentional misconduct or willful misfeasance, a knowing violation of the law, an unlawful dividend or stock repurchase, or an improper personal benefit. The Liability Provision does not affect the ability of Ameritrans or its stockholders to seek equitable remedies (such as an injunction or rescission) against a director for breach of his fiduciary duty and does not limit the liability of directors under other laws, such as the federal securities laws. The Liability Provision also does not limit the liability of officers or employees of Ameritrans or any director acting in his capacity as an officer or employee of Ameritrans.

         In addition, Ameritrans' By-Laws also includes a provision (the "Indemnification Provision") that requires Ameritrans to indemnify its directors and officers, to the maximum extent permitted by the Delaware General Corporation Law and by the 1940 Act, against liabilities and damages incurred in their capacity as directors or officers of Ameritrans. Under the Delaware General Corporation Law, a director or officer of a corporation (i) shall be indemnified by the corporation for all expenses of litigation or other legal proceedings brought against him by virtue of his position as a director or officer to the extent he is successful, on the merits or otherwise, in such litigation or proceeding, (ii) may be indemnified by the corporation for the expenses, judgments, fines, and amounts paid in settlement of such litigation or proceedings (other than an action by or in the right of a corporation, which is hereinafter referred to as a "derivative action"), even if he is not successful, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation (and, in the case of a criminal proceeding, had no reason to believe that his conduct was unlawful), (iii) may be indemnified by the corporation for expenses of a derivative action, even if he is not successful, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, provided that indemnification may not be made in the case of a derivative action if the director or officer is adjudged to be liable to the corporation, unless a court determines that, despite such adjudication but in view of all the circumstances, he is entitled to indemnification of such expenses, only upon the determination, by (a) a majority of directors who are not a party to the action (even though less than a quorum), (b) by a committee of such directors designated by a majority of such disinterested directors, (c) under certain circumstances, independent legal counsel in a written opinion, or (d) the stockholders, that indemnification is proper because the applicable standard of conduct has been met. Expenses incurred by a director or officer in defending an action may be advanced by the corporation prior to the final disposition of such action upon receipt of an undertaking by such director or officer to repay such expenses if it is ultimately determined that he is not entitled to be indemnified in connection with the proceeding to which the expenses relate. These provisions of the Delaware General Corporation Law, by their terms, are not exclusive of any other rights to which those seeking indemnification or advances of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors, or otherwise.

         The 1940 Act prohibits the inclusion in Ameritrans' Certificate of Incorporation or certain other organizational instruments of Ameritrans of a provision which purports to protect any director or officer of Ameritrans against liability to Ameritrans or its stockholders for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Accordingly, the Indemnification Provision specifically provides that indemnification shall only be made to the extent permitted by the 1940 Act.

         Ameritrans has entered into an indemnity agreement (the "Indemnity Agreement") with each of its directors and officers. The Indemnity Agreement clarifies or modifies the indemnification provisions of the Delaware General Corporation Law as follows: (i) the Indemnity Agreement establishes the presumption that the director or officer has met the applicable standard of conduct required for indemnification and provides that prompt indemnification shall be made unless a determination is made by a majority of Ameritrans disinterested directors, independent counsel, or a majority of Ameritrans' stockholders that the director or officer has not met the applicable standard of conduct; (ii) if the disinterested directors determine that the director or officer has not met the applicable standard of conduct, the Indemnity Agreement permits the director or officer to petition a court for an independent determination of whether such officer or director is entitled to indemnification under the Indemnity Agreement; (iii) the Indemnity Agreement provides that expenses shall be promptly advanced to a director or officer upon receipt of an undertaking by him to repay amounts so advanced if it is ultimately determined that indemnification of such expenses is not permissible, provided that either
(a) such director or officer shall have provided appropriate security for such undertaking, (b) Ameritrans shall be insured against losses arising from any such advance payments, or (c) either a majority of the disinterested directors (even though less than a quorum), a committee of such directors designated by such disinterested directors, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts, that there is reason to believe that such director or officer will be found entitled to indemnification; (iv) the Indemnity Agreement specifically provides that the indemnification provisions applicable to a derivative suit cover amounts paid in settlement; and (v) the Indemnity Agreement specifically permits partial indemnification to be made in the event that the director or officer is not entitled to full indemnification.

         Ameritrans may in the future elect to purchase directors' and officers' liability insurance, as is permitted by the Delaware General Corporation Law.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions or, otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits.


1.1      Certificate of Incorporation of Ameritrans.*

2.1      By-laws of Ameritrans.*


4.1 Agreement and Plan of Share Exchange between Ameritrans and Elk Associates Funding Corporation (included as Exhibit A to the Proxy Statement/Prospectus included as a part of this Registration Statement).


5.1      Specimen certificate for shares of Ameritrans common stock.

8.1      Elk Employee Stock Option Plan.*

8.2      Elk Non-Employee Director Stock Option Plan.*

8.3      Ameritrans Employee Stock Option Plan

8.4      Ameritrans Non-Employee Director Plan

11.1     Opinion of Stursberg & Veith.

13.1 Form of indemnity agreement between Ameritrans and each of its directors and officers.*

14.1     Consent of Marcum and Kliegman, LLP.



14.2     Consent of Stursberg & Veith -- contained in their opinion.

16       Power of Attorney -- contained on signature page and previously filed.


------------------------------------


* Previously filed.


Item 17.  Undertakings.

         1. The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         2. The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


         As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant in the City of New York and State of New York on the 20 day of October, 1999.

                                      AMERITRANS CAPITAL CORPORATION

                                      By:  Gary C. Granoff
                                           ---------------------------
                                           Gary C. Granoff, President

         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                                                      Title                                 Date
---------                                                      -----                                 ----
Gary C. Granoff                                 President and Chairman of the Board             October 20, 1999
---------------                                 of Directors
Gary C. Granoff

*                                               Vice President, General Counsel and             October 20, 1999
---------------                                 Director
Ellen M. Walker

*                                               Vice President and Director                     October 20, 1999
---------------
Lee A. Forlenza

*                                               Vice President and Director                     October 20, 1999
---------------
Steven Etra

*                                               Director                                        October 20, 1999
---------------
Marvin Sabesan

*                                               Director                                        October 20, 1999
---------------
Paul Creditor

*                                               Director                                        October 20, 1999
---------------
Allen Kaplan

*                                               Director                                        October 20, 1999
---------------
John L. Acierno

*By: Gary C. Granoff
-------------------
     Gary C. Granoff

         Know all men by these presents, that each of the undersigned constitutes and appoints Gary C. Granoff, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him, and in his name, place, and stead, in any and all capacities, to sign any and all amendments, including post-effective amendments, to this registration statement or any registration statement relating to the offering to which this registration statement relates that is effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933 and any post-effective amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.


/s/ John R. Laird
---------------------                           Director                                        October 20, 1999
John R. Laird

/s/ Howard F. Sommer
---------------------                           Director                                        October 20, 1999
Howard F. Sommer

                                  EXHIBIT INDEX


Exhibit
Number                            Exhibit                                                        Page
-------                           -------                                                        ----
1.1           Certificate of Incorporation of Ameritrans.*

2.1           By-laws of Ameritrans.*

4.1           Agreement and Plan of Share Exchange between Ameritrans and Elk Associates
              Funding Corporation (included as Exhibit A to the Proxy Statement/Prospectus included as a part of this Registration Statement).

5.1           Specimen certificate for shares of Ameritrans common stock.

8.1           Elk Employee Stock Option Plan.*

8.2           Elk Non-Employee Director Stock Option Plan.*

8.3           Ameritrans Employee Stock Option Plan

8.4           Ameritrans Non-Employee Director Plan

11.1          Opinion of Stursberg & Veith.

13.1          Form of indemnity agreement between Ameritrans and each of its directors and officers.*

14.1          Consent of Marcum and Kliegman, LLP.

14.2          Consent of Stursberg & Veith-- contained in their opinion.

16.           Power of Attorney -- contained on signature page and previously filed.



------------------------------------

*        Previously filed.